          As filed with the Securities and Exchange Commission on 30 April 1999

                                                       Registration No. 33-58796
                                                                  811-7534

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 11
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effective (check appropriate space)

[_]  immediately upon filing pursuant to paragraph (b), of Rule 485

[X]  1 May 1999 pursuant to paragraph (b) of Rule 485

[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]  on (date), pursuant to paragraph (a)(1) of rule 485

[_]  75 days after filing pursuant to paragraph (a)(2) of rule 485

[_]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

Post-Effective Amendment No. 11 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (the "Act") to update the Registration Statement, which describes five variable life insurance policies (the "Policies") issued by the depositor and the registrant described in the five prospectuses included in the Registration Statement. The Policies are substantially identical, except that different subaccounts investing in different underlying funds are available as allocation options under each of the five Policies.



multi-pr

                                               [SCUDDER LOGO]
                                               SCUDDER
                                               VARIABLE LIFE
                                               INVESTMENT FUND






                     [PARAGON LIFE INSURANCE COMPANY LOGO]



            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999

                                                                           50407
                                                                           Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Life Investment Fund:

                 FUND                                    FUND
--------------------------------------------------------------------------------
 Money Market Portfolio                 Global Discovery Portfolio
 Bond Portfolio                         International Portfolio
 Capital Growth Portfolio               Small Company Growth Portfolio
 Balanced Portfolio                     Large Company Growth Portfolio
 Growth and Income Portfolio
--------------------------------------------------------------------------------

                  The date of this Prospectus is May 1, 1999.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................   9
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  12
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  16
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  21
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  26
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  29
Distribution of the Policies.............................................  33
General Provisions of the Group Contract.................................  33
Federal Tax Matters......................................................  34
Safekeeping of the Separate Account's Assets.............................  38
Voting Rights............................................................  38
State Regulation of the Company..........................................  39
Management of the Company................................................  40
Legal Matters............................................................  41
Legal Proceedings........................................................  41
Experts..................................................................  41
Additional Information...................................................  41
Definitions..............................................................  41
Financial Statements..................................................... F-
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer-sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured. (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998.

   The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                   Management Fees
                                     (after fee       Other Expenses     Total
                                       waiver      (after reimbursement  Annual
                 Fund              as applicable)     as applicable)    Expenses
      Money Market Portfolio            0.37%             0.07%          0.44%
      Bond Portfolio                    0.47%             0.09%          0.56%
      Capital Growth Portfolio          0.47%             0.04%          0.51%
      Balanced Portfolio                0.47%             0.08%          0.55%
      Growth and Income Portfolio       0.47%             0.09%          0.56%
      International Portfolio           0.87%             0.18%          1.05%
      Global discovery
       Portfolio(/1/)                   0.91%             0.81%          1.72%

  (/1/)The Advisor agreed to waive all or a portion of its management fee to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets until April 30, 1998. Without this reduction, expenses would have been: Management Fee of .97%; Other Expenses of .81%; Total Expenses of 1.78%.

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, we had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. In addition, the Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies.

In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in Class A shares of Scudder Variable Life Investment Fund (the "Scudder Variable Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund:

Money Market Portfolio

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share.

Bond Portfolio

The bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. The Portfolio pursues its objective by investing, under normal circumstances, at least 65% of its assets in bonds, of any maturity, including those of the U.S. Government and its agencies, corporate bonds of U.S. and foreign issuers, and other notes and bonds paying high current income. In addition, the Portfolio may also invest in mortgage and asset-backed securities and convertible securities.

Capital Growth Portfolio

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and preferred stocks. In selecting stocks for the Portfolio, the investment adviser considers a number of factors, including the issuer's financial strength, management reputation, absolute size and overall industry position.

Balanced Portfolio

The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk. The Portfolio normally invests between 50% and 75% of its net assets in common stocks and other equity securities including preferred stocks, convertible securities and warrants. The remainder of the Portfolio's assets will be invested in investment-grade debt securities or cash.

Growth and Income Portfolio

The Growth and Oncome Portfolio seeks long-term growth of capital, current income and growth of income. The Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. The Portfolio may also purchase such securities which don't pay current dividends but which offer prospects for growth of capital and future income.

Global Discovery Portfolio

The Global Discovery Portfolio pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio invests primarily in a diversified portfolio of equity securities of small rapidly growing companies that the Portfolio's management believes offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market.

International Portfolio

The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio pursues its objective by investing primarily in common stocks of established companies, listed on foreign exchanges, which the investment adviser believes have favorable characteristics. The companies in which the Portfolio invests do business primarily outside the United States. The Portfolio intends to diversify its investments among several countries and its holdings will include business activities in at least three different countries, excluding the U.S.

Small Company Growth Portfolio

Small Company Growth Portfolio pursues long-term growth of capital by investing primarily in the common stocks of emerging growth companies that are poised to be leaders in the next century. The Portfolio pursues its investment objective by investing primarily in the equity securities issued by emerging growth companies. Emerging growth companies tend to be small or little-known companies that have strong prospects for growth because they may offer such things as cutting edge products, unique services, innovative distribution channels or technological advances.

Large Company Growth Portfolio

Large Company Growth Portfolio seeks long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies. The Portfolio pursues its investment objective by investing at least 65% of its assets in the equity securities issued by large-sized domestic companies that offer above-average appreciation potential. These companies typically have market capitalization in excess of $1 billion, are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow or assets relative to the overall market as defined by the Standard & Poor's Composite 500 Price Index.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued:

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue

Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1)The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account), at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, (not including the Cash Value in the Loan Account,) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face

Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account), may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

   Eligible                                                     First Subsequent
   Employees                                                    Year    Years
   ---------                                                    ----- ----------
   250-499..................................................... $5.00   $2.50
   500-999..................................................... $4.75   $2.25
   1000+....................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named
Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given.

If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 % additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilizes systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort that have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                           MANAGEMENT OF THE COMPANY

            Name              Principal Occupation(s) During Past Five Years/1/
 --------------------------- --------------------------------------------------
 Executive Officers/2/

    Carl H. Anderson/4/      President and Chief Executive Officer since June,
                             1986. Vice President, New Ventures, since June
                             1986, General American Life Insurance Co., St.
                             Louis, Mo (GenAm).

    Matthew K. Duffy         Vice President and Chief Financial Officer since
                             July, 1996. Formerly Director of Accounting,
                             Prudential Insurance Company of America, March,
                             1987-June, 1996.

    E. Thomas Hughes, Jr./4/ Treasurer since December, 1994. Corporate Actuary
     General American Life   and Treasurer, GenAm since October, 1994.
     Insurance Company       Executive Vice President--Group Pensions, GenAm
     700 Market Street       January, 1990-October, 1994.
     St. Louis, MO 63101

    Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
     General American Life   Secretary since August, 1981. Vice President and
     Insurance Company       Associate General Counsel, GenAm, since December
     700 Market Street       30, 1995.
     St. Louis, MO 63101

    Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                             November, 1996. Vice President and Chief Actuary
                             August, 1990-November, 1996; Second Vice President
                             and Chief Actuary, May, 1987-August, 1990.

    John R. Tremmel          Vice President--Operations and System Development
                             since January 1999. Formerly Chief Operating
                             Officer, ISP Alliance, April 1998-December 1998.
                             Vice President and General Manager of National
                             Operations Centers, Norell Corporation, January
                             1995-March 1998. Senior Vice President, Citicorp
                             Insurance Group, September 1986-December 1995.

 Directors/3/

    Richard A. Liddy         Chairman, President, and Chief Executive Officer,
                             GenAm, since May, 1992. President and Chief
                             Operating Officer, GenAm, May, 1988-May, 1992.

    Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning
                             Corporation and Conning Asset Management Company
                             since January, 1997. Executive Vice President--
                             Investments, GenAm, February, 1991-January, 1997.

    Warren J. Winer          Executive Vice President--Group, GenAm, since
                             September, 1995. Formerly, Managing Director, Wm.
                             M. Mercer, July, 1993-August, 1995; President, WF
                             Corroon, September, 1990-July, 1993.

    Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                             November, 1991. Vice President--Life Product
                             Management, GenAm, May, 1989-November, 1991.

    A. Greig Woodring        President, Reinsurance Group of America, Inc.,
                             since May, 1993, and Executive Vice President--
                             Reinsurance, GenAm, since January, 1990.

--------
/1 /All positions listed are with the Company unless otherwise indicated.
/2 /The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

/3 /The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
/4 /Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

                                  [KPMG LOGO]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1998, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1998, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

[KPMG SIGNATURE LOGO]
April 2, 1999

[KPMG 4-SQUARES LOGO]

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               December 31, 1998

                          Money                  Capital                    Growth &  Global
                          Market  International  Growth   Balanced   Bond    Income  Discovery
                         Division   Division    Division  Division Division Division Division
                         -------- ------------- --------- -------- -------- -------- ---------
Net Assets:
  Investments in Scudder
   Investments, at
   Market Value (See
   Schedule of
   Investments.......... $77,390     603,661    1,553,902 746,033  177,500  357,104     573
  Receivable(payable)
   from/to Paragon Life
   Insurance Company....     221       2,350       11,968  14,035      422      931     --
                         -------     -------    --------- -------  -------  -------    ----
    Total Net Assets....  77,611     606,011    1,565,870 760,068  177,922  358,035     573
                         =======     =======    ========= =======  =======  =======    ====
  Group Variable Univer-
   sal Life Cash Value
   Invested in Separate
   Account..............  77,611     606,011    1,565,870 760,068  177,922  358,035     573
                         -------     -------    --------- -------  -------  -------    ----
                         $77,611     606,011    1,565,870 760,068  177,922  358,035     573
                         =======     =======    ========= =======  =======  =======    ====
Total Units Held........  64,421      35,777       51,535  39,810   19,458   26,465      71
Net Asset Value Per
 Unit................... $  1.20       16.94        30.38   19.09     9.14    13.53    8.06
Cost of Investments..... $77,390     517,133    1,096,376 572,381  176,965  336,244     514
                         =======     =======    ========= =======  =======  =======    ====




                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

 For the Years Ended December 31, 1998, 1997, and 1996, except for the Global
                              Discovery Division
  which is for the period from May 15, 1998 (Inception) to December 31, 1998.

                                                    International
                        Money Market Division         Division          Capital Growth Division    Balanced Division
                        ----------------------  ---------------------- ------------------------- ---------------------
                         1998    1997    1996    1998     1997   1996    1998     1997    1996    1998    1997   1996
                        ------- ------  ------  -------  ------ ------ --------- ------- ------- ------- ------ ------
Investment Income:
 Dividend Income....... $ 2,514  1,697   1,156    9,586   6,239  6,611   10,625   67,231   7,660  16,634 12,268  8,168
Expenses:
 Mortality and Expense
 Charge................     364    260     211    4,279   3,814  3,190   10,303    8,396   5,890   4,734  3,712  2,869
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
   Net Investment
   Income (Expense)....   2,150  1,437     945    5,307   2,425  3,421      322   58,835   1,770  11,900  8,556  5,299
Net Realized Gain on
Investments
 Realized Gain from
 Distributions.........     --     --      --    63,044   3,268    --    67,200    2,366  40,680  26,776 20,984  6,958
 Proceeds from Sales...  11,296 18,673   6,474  112,597  68,547 64,427  264,342  149,231 113,945  83,851 70,741 60,612
 Cost of Investments
 Sold..................  11,296 18,673   6,474  100,354  56,471 56,562  202,151  104,692  92,669  69,758 56,070 51,183
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
   Net Realized Gain on
   Investments.........     --     --      --    75,287  15,344  7,865  129,391   46,905  61,956  40,869 35,655 16,387
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 (Loss) Beginning of
 Year..................     --     --      --    78,522  59,971 25,477  316,515  120,746  72,588  97,262 43,162 32,744
 Unrealized Gain
 (Loss) End of Year....     --     --      --    86,528  78,522 59,971  457,526  316,515 120,746 173,652 97,262 43,162
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
 Net Unrealized Gain
 (Loss) on
 Investments...........     --     --      --     8,006  18,551 34,494  141,011  195,769  48,158  76,390 54,100 10,418
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
   Net Gain (Loss) on
   Investments.........     --     --      --    83,293  33,895 42,359  270,402  242,674 110,114 117,259 89,755 26,805
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
Increase (Decrease) in
Assets Resulting from
Operations............. $ 2,150  1,437     945   88,600  36,320 45,780  270,724  301,509 111,884 129,159 98,311 32,104
                        ======= ======  ======  =======  ====== ======  =======  ======= ======= ======= ====== ======
                                                   Growth & Income      Global
                            Bond Division             Division         Discovery
                        ----------------------  ---------------------- ---------
                         1998    1997    1996    1998     1997   1996    1998
                        ------- ------  ------  -------  ------ ------ ---------
Investment Income:
 Dividend Income....... $ 8,740  5,950   7,646    6,710   3,833  1,558      --
Expenses:
 Mortality and Expense
 Charge................   1,121    930     840    2,254   1,275    562        1
                        ------- ------  ------  -------  ------ ------  -------
   Net Investment
   Income (Expense)....   7,619  5,020   6,806    4,456   2,558    996       (1)
Net Realized Gain on
Investments............
 Realized Gain from
 Distributions.........     481  1,659     --    15,633   3,309    208
 Proceeds from Sales...  30,061 27,553  14,092   67,098  26,569 50,395       52
 Cost of Investments
 Sold..................  30,206 24,606  12,863   62,590  22,348 45,641       51
                        ------- ------  ------  -------  ------ ------  -------
   Net Realized Gain on
   Investments.........     336  4,606   1,229   20,141   7,530  4,962        1
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 (Loss) Beginning of
 Year..................      35     51   5,666   37,619   7,630  1,300      --
 Unrealized Gain
 (Loss) End of Year....     535     35      51   20,860  37,619  7,630       59
                        ------- ------  ------  -------  ------ ------  -------
 Net Unrealized Gain
 (Loss) on
 Investments...........     500    (16) (5,615) (16,759) 29,989  6,330       59
                        ------- ------  ------  -------  ------ ------  -------
   Net Gain (Loss) on
   Investments.........     836  4,590  (4,386)   3,382  37,519 11,292       60
                        ------- ------  ------  -------  ------ ------  -------
Increase (Decrease) in
Assets Resulting from
Operations............. $ 8,455  9,610   2,420    7,838  40,077 12,288       59
                        ======= ======  ======  =======  ====== ======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

  For the Years Ended December 31, 1998, 1997 and 1996, except for the Global
                           Discovery Division which
     is for the period from May 15, 1998 (inception) to December 31, 1998

                           Money Market Division   International Division      Capital Growth Division
                          ------------------------ ------------------------  ----------------------------
                            1998    1997    1996    1998    1997     1996      1998       1997     1996
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
Operations:
 Net Investment Income
 (Expense)..............  $  2,150   1,437     945   5,307   2,425    3,421        322     58,835   1,770
 Net Realized Gain
 (Loss) on Investments..       --      --      --   75,287  15,344    7,865    129,391     46,905  61,956
 Net Unrealized Gain
 (Loss) on Investments..       --      --      --    8,006  18,551   34,494    141,011    195,769  48,158
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........     2,150   1,437     945  88,600  36,320   45,780    270,724    301,509 111,884
 Net Deposits into Sep-
 arate Account..........    42,677   5,480   7,609   5,924  73,456   90,073     75,940    140,956 186,952
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
   Increase in Net As-
   sets.................    44,827   6,917   8,554  94,524 109,776  135,853    346,664    442,465 298,836
Net Assets, Beginning of
Year....................    32,784  25,867  17,313 511,487 401,711  265,858  1,219,206    776,741 477,905
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
Net Assets, End of Year.  $ 77,611  32,784  25,867 606,011 511,487  401,711  1,565,870  1,219,206 776,741
                          ======== ======= ======= ======= =======  =======  =========  ========= =======
                                                                                                           Global
                             Balanced Division          Bond Division         Growth & Income Division    Discovery
                          ------------------------ ------------------------  ---------------------------- ---------
                            1998    1997    1996    1998    1997     1996      1998       1997     1996     1998
                          -------- ------- ------- ------- -------  -------  ---------  --------- ------- ---------
Operations:
 Net Investment Income
 (Expense)..............  $ 11,900   8,556   5,299   7,619   5,020    6,806      4,456      2,558     996     (1)
 Net Realized Gain
 (Loss) on Investments..    40,869  35,655  16,387     336   4,606    1,229     20,141      7,530   4,962      1
 Net Unrealized Gain
 (Loss) on Investments..    76,390  54,100  10,418     500     (16)  (5,615)   (16,759)    29,989   6,330     59
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------    ---
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........   129,159  98,311  32,104   8,455   9,610    2,420      7,838     40,077  12,288     59
 Net Deposits into Sep-
 arate Account..........    93,743  69,393  93,679  41,324  14,364   31,680    131,034     97,894   6,848    514
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------    ---
   Increase in Net As-
   sets.................   222,902 167,704 125,783  49,779  23,974   34,100    138,872    137,971  68,661    573
Net Assets, Beginning of
Year....................   537,166 369,462 243,679 128,143 104,169   70,069    219,163     81,192  12,531    --
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------    ---
Net Assets, End of Year.  $760,068 537,166 369,462 177,922 128,143  104,169    358,035    219,163  81,192    573
                          ======== ======= ======= ======= =======  =======  =========  ========= =======    ===


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B
                         Notes to Financial Statements

                               December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into Divisions, seven of which invest exclusively in shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market Fund, International Fund, Capital Growth Fund, Balanced Fund, Bond Fund, Growth and Income Fund and Global Discovery Fund (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the

                          PARAGON SEPARATE ACCOUNT B
insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) Purchases and Sales of Scudder Investment Series Shares

  For the years ended December 31, 1998, 1997, and 1996 except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998; purchases and proceeds from sales of Scudder Variable Life Investment Funds were as follows:

                         Money Market Division International Division  Capital Growth Division
                         --------------------- ----------------------- -----------------------
                          1998    1997   1996   1998    1997    1996    1998    1997    1996
                         ------- ------ ------ ------- ------- ------- ------- ------- -------
Purchases............... $53,364 23,916 13,868 111,520 138,552 151,355 317,123 282,658 294,894
Sales................... $11,296 18,673  6,474 112,597  68,547  64,427 264,342 149,231 113,945
                         ======= ====== ====== ======= ======= ======= ======= ======= =======

                                                                           Growth & Income      Global
                            Balanced Division        Bond Division            Division         Discovery
                         ------------------------ -------------------- ----------------------- ---------
                           1998    1997    1996    1998   1997   1996   1998    1997    1996     1998
                         -------- ------- ------- ------ ------ ------ ------- ------- ------- ---------
Purchases............... $158,435 136,801 151,544 69,750 41,077 44,942 194,789 123,344 106,656    565
Sales................... $ 83,851  70,741  60,612 30,061 27,553 14,092  67,098  26,569  50,395     52
                         ======== ======= ======= ====== ====== ====== ======= ======= =======    ===

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1998, 1997, and 1996, except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998:

                             Money Market        International        Capital Growth
                               Division             Division             Division
                         -------------------- -------------------- --------------------
                          1997   1996   1995   1997   1996   1995   1997   1996   1995
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 45,369 21,325 12,898  7,107 10,046 12,404 11,935 13,559 17,686
 Withdrawals............  9,370 16,319  5,806  6,829  4,720  4,940  9,447  6,577  6,420
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
   Net Increase in Unit. 35,999  5,006  7,092    278  5,326  7,464  2,488  6,982 11,266
Outstanding Units,
 Beginning of Year...... 28,422 23,416 16,324 35,499 30,173 22,709 49,047 42,065 30,799
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 64,421 28,422 23,416 35,777 35,499 30,173 51,535 49,047 42,065
                         ====== ====== ====== ====== ====== ====== ====== ====== ======

                                                                                         Global
                                                                     Growth & Income    Discovery
                          Balanced Division      Bond Division           Division       Division
                         -------------------- -------------------- -------------------- ---------
                          1998   1997   1996   1998   1997   1996   1998   1997   1996    1998
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ---------
Net Increase in Units
 Deposits............... 10,163 10,116 12,690  7,938  5,071  5,817 14,262 11,243 11,954     78
 Withdrawals............  4,734  4,939  4,836  3,295  3,293  1,717  4,975  2,275  5,278      7
                         ------ ------ ------ ------ ------ ------ ------ ------ ------    ---
   Net Increase in Unit.  5,429  5,177  7,854  4,643  1,778  4,100  9,287  8,968  6,676     71
Outstanding Units,
 Beginning of Year...... 34,381 29,204 21,350 14,815 13,037  8,937 17,178  8,210  1,534    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------    ---
Outstanding Units, End
 of Year................ 39,810 34,381 29,204 19,458 14,815 13,037 26,465 17,178  8,210     71
                         ====== ====== ====== ====== ====== ====== ====== ====== ======    ===

                          PARAGON SEPARATE ACCOUNT B

(6)--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1998, 1997, and 1996, except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998:

                               Money Market               International              Capital Growth
                                 Division                   Division                    Division
                         --------------------------  -------------------------  --------------------------
                           1998     1997     1996     1998     1997     1996      1998     1997     1996
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
Total Gross Deposits.... $ 25,225   18,433   17,177  164,286  172,592  183,290   377,928  334,899  333,168
Surrenders and
 Withdrawals............     (505) (13,596)  (1,433) (84,896) (30,987) (20,546) (150,589) (56,497) (19,152)
Transfers Between Funds
 and General Account....   25,891    8,319   (1,387) (15,319) (12,712) (10,737)     (101)  (1,888)  (9,053)
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........   50,611   13,156   14,357   64,071  128,893  152,007   227,238  276,514  304,963

Deductions:
 Premium Expense
  Charges...............      740      543      501    4,819    5,084    5,346    11,085    9,865    9,718
 Monthly Expense
  Charges...............      497      433      305    3,685    4,050    4,714     9,690    7,859    8,860
 Cost of Insurance and
  Optional Benefits.....    6,697    6,700    5,942   49,643   46,303   51,874   130,523  117,834   99,433
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
   Total Deductions.....    7,934    7,676    6,748   58,147   55,437   61,934   151,298  135,558  118,011
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
Net Deposits from
 Policyholders.......... $ 42,677    5,480    7,609    5,924   73,456   90,073    75,940  140,956  186,952
                         ========  =======  =======  =======  =======  =======  ========  =======  =======

                                 Balanced                     Bond                  Growth & Income          Global
                                 Division                   Division                    Division            Discovery
                         --------------------------  -------------------------  --------------------------  ---------
                           1998     1997     1996     1998     1997     1996      1998     1997     1996      1998
                         --------  -------  -------  -------  -------  -------  --------  -------  -------  ---------
Total Gross Deposits.... $208,733  168,771  183,446   79,806   52,193   54,516   209,544  129,485   83,186    1,239
Surrenders and
 Withdrawals............  (28,227) (34,296) (19,050)  (4,783)  (9,875)  (3,481)  (17,789)  (7,167) (37,530)     (11)
Transfers Between Funds
 and General Account....  (14,287)  (2,412)  (9,771) (12,203)  (9,318)  (1,088)    1,021   15,123   32,036      --
                         --------  -------  -------  -------  -------  -------  --------  -------  -------    -----
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........  166,219  132,063  154,625   62,820   33,000   49,947   192,776  137,441   77,692    1,228

Deductions:
 Premium Expense
  Charges...............    6,122    4,971    5,351    2,341    1,537    1,590     6,146    3,814    2,426       36
 Monthly Expense
  Charges...............    4,586    3,961    4,330    1,324    1,225    1,230     3,842    3,039      662       47
 Cost of Insurance and
  Optional Benefits.....   61,768   53,738   51,265   17,831   15,874   15,447    51,754   32,694   18,231      631
                         --------  -------  -------  -------  -------  -------  --------  -------  -------    -----
   Total Deductions.....   72,476   62,670   60,946   21,496   18,636   18,267    61,742   39,547   21,319      714
                         --------  -------  -------  -------  -------  -------  --------  -------  -------    -----
Net Deposits from
 Policyholders.......... $ 93,743   69,393   93,679   41,324   14,364   31,680   131,034   97,894   56,373      514
                         ========  =======  =======  =======  =======  =======  ========  =======  =======    =====

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1998

                                                 Number     Market
                                                of Shares   Value       Cost
                                                --------- ---------- ----------
Scudder Variable Insurance Series:
  Money Market Division........................  77,390   $   77,390 $   77,390
  International Division.......................  41,460      603,661    517,133
  Capital Growth Division......................  64,881    1,553,902  1,096,376
  Balanced Division............................  49,049      746,033    572,381
  Bond Division................................  25,799      177,500    176,965
  Growth & Income Division.....................  31,827      357,104    336,244
  Global Discovery.............................      71          573        514




                 See Accompanying Independent Auditor's Report.

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1998) of .770%. These charges take into account expense reimbursement arrangements expected to be in place for 1999 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .584% and
 .194%, respectively. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.670%, 4.330%, and 10.330%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                  1.670%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,047           $500,000           $ 4,877           $500,000
  2          12,630             5,889            500,000             9,588            500,000
  3          19,423             8,484            500,000            14,171            500,000
  4          26,555            10,825            500,000            18,561            500,000
  5          34,045            12,887            500,000            22,769            500,000
  6          41,908            14,652            500,000            26,798            500,000
  7          50,165            16,091            500,000            30,655            500,000
  8          58,834            17,161            500,000            34,281            500,000
  9          67,937            17,828            500,000            37,743            500,000
 10          77,496            18,061            500,000            40,986            500,000
 11          87,532            17,852            500,000            43,954            500,000
 12          98,070            17,167            500,000            46,714            500,000
 13         109,134            16,001            500,000            49,216            500,000
 14         120,752            14,326            500,000            51,407            500,000
 15         132,951            12,086            500,000            53,294            500,000
 16         145,760             9,217            500,000            54,881            500,000
 17         159,209             5,607            500,000            56,116            500,000
 18         173,331             1,119            500,000            56,945            500,000
 19         188,159                 0                  0            57,379            500,000
 20         203,728                 0                  0            57,363            500,000
 25         294,060                 0                  0            47,631            500,000
 30         409,348                 0                  0             8,780            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.330%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,146           $500,000           $  5,036           $500,000
  2          12,630             6,272            500,000             10,204            500,000
  3          19,423             9,328            500,000             15,546            500,000
  4          26,555            12,303            500,000             21,002            500,000
  5          34,045            15,165            500,000             26,584            500,000
  6          41,908            17,889            500,000             32,302            500,000
  7          50,165            20,434            500,000             38,165            500,000
  8          58,834            22,748            500,000             44,121            500,000
  9          67,937            24,781            500,000             50,240            500,000
 10          77,496            26,488            500,000             56,472            500,000
 11          87,532            27,840            500,000             62,769            500,000
 12          98,070            28,787            500,000             69,199            500,000
 13         109,134            29,302            500,000             75,721            500,000
 14         120,752            29,332            500,000             82,290            500,000
 15         132,951            28,796            500,000             88,916            500,000
 16         145,760            27,601            500,000             95,611            500,000
 17         159,209            25,597            500,000            102,333            500,000
 18         173,331            22,606            500,000            109,041            500,000
 19         188,159            18,426            500,000            115,752            500,000
 20         203,728            12,849            500,000            122,426            500,000
 25         294,060                 0                  0            153,160            500,000
 30         409,348                 0                  0            170,188            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                                  10.330%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,244           $500,000           $  5,193           $500,000
  2          12,630             6,663            500,000             10,833            500,000
  3          19,423            10,226            500,000             17,007            500,000
  4          26,555            13,942            500,000             23,700            500,000
  5          34,045            17,800            500,000             30,976            500,000
  6          41,908            21,796            500,000             38,900            500,000
  7          50,165            25,914            500,000             47,547            500,000
  8          58,834            30,126            500,000             56,935            500,000
  9          67,937            34,407            500,000             67,212            500,000
 10          77,496            38,738            500,000             78,421            500,000
 11          87,532            43,122            500,000             90,612            500,000
 12          98,070            47,538            500,000            103,962            500,000
 13         109,134            51,994            500,000            118,558            500,000
 14         120,752            56,476            500,000            134,500            500,000
 15         132,951            60,946            500,000            151,958            500,000
 16         145,760            65,360            500,000            171,123            500,000
 17         159,209            69,622            500,000            192,166            500,000
 18         173,331            73,615            500,000            215,292            500,000
 19         188,159            77,205            500,000            240,785            500,000
 20         203,728            80,254            500,000            268,927            500,000
 25         294,060            82,560            500,000            463,238            537,356
 30         409,348            31,725            500,000            783,934            838,810

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                   1.670%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,804           $508,804           $ 10,640           $510,640
  2          25,261            17,290            517,290             21,007            521,007
  3          38,846            25,415            525,415             31,143            531,143
  4          53,111            33,175            533,175             40,979            540,979
  5          68,090            40,544            540,544             50,527            550,527
  6          83,817            47,506            547,506             59,791            559,791
  7         100,330            54,033            554,033             68,776            568,776
  8         117,669            60,083            560,083             77,422            577,422
  9         135,875            65,625            565,625             85,799            585,799
 10         154,992            70,631            570,631             93,847            593,847
 11         175,064            75,097            575,097            101,507            601,507
 12         196,140            78,998            578,998            108,849            608,849
 13         218,269            82,337            582,337            115,820            615,820
 14         241,505            85,093            585,093            122,362            622,362
 15         265,903            87,224            587,224            128,481            628,481
 16         291,521            88,680            588,680            134,184            634,184
 17         318,419            89,367            589,367            139,414            639,414
 18         346,663            89,172            589,172            144,113            644,113
 19         376,319            87,986            587,986            148,296            648,296
 20         407,457            85,714            585,714            151,907            651,907
 25         588,120            56,384            556,384            158,477            658,477
 30         818,697                 0                  0            134,603            634,603

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.330%)
                        -----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        -------------------------------   -------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      AT 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       -----------      ----------       -----------
  1      $ 12,322       $    9,092       $  509,092       $   10,987       $  510,987
  2        25,261           18,400          518,400           22,353          522,353
  3        38,846           27,886          527,886           34,150          534,150
  4        53,111           37,545          537,545           46,323          546,323
  5        68,090           47,353          547,353           58,895          558,895
  6        83,817           57,292          557,292           71,884          571,884
  7       100,330           67,332          567,332           85,306          585,306
  8       117,669           77,429          577,429           99,114          599,114
  9       135,875           87,541          587,541          113,393          613,393
 10       154,992           97,634          597,634          128,094          628,094
 11       175,064          107,693          607,693          143,169          643,169
 12       196,140          117,681          617,681          158,702          658,702
 13       218,269          127,590          627,590          174,651          674,651
 14       241,505          137,384          637,384          190,968          690,968
 15       265,903          147,004          647,004          207,668          707,668
 16       291,521          156,382          656,382          224,769          724,769
 17       318,419          165,397          665,397          242,219          742,219
 18       346,663          173,906          673,906          259,968          759,968
 19       376,319          181,758          681,758          278,035          778,015
 20       407,457          188,809          688,809          296,366          796,366
 25       588,120          208,283          708,283          388,922          888,922
 30       818,697          181,402          681,402          469,084          969,084

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.330%)
                        -------------------------------------------------------------------
                              GUARANTEED*                         CURRENT**
                        -------------------------------   ---------------------------------
           PREM           CASH             DEATH             CASH              DEATH
 YR      AT 5.00%         VALUE           BENEFIT            VALUE            BENEFIT
 ---     --------       ----------      ------------      -----------       ------------
  1      $ 12,322       $   9,374       $   509,374       $    11,329       $   511,329
  2        25,261          19,535           519,535            23,728           523,728
  3        38,846          30,512           530,512            37,344           537,344
  4        53,111          42,378           542,378            52,229           552,229
  5        68,090          55,192           555,192            68,519           568,519
  6        83,817          69,029           569,029            86,360           586,360
  7       100,330          83,954           583,954           105,912           605,912
  8       117,669         100,032           600,032           127,282           627,282
  9       135,875         117,336           617,336           150,728           650,728
 10       154,992         135,956           635,956           176,395           676,395
 11       175,064         156,016           656,016           204,442           704,442
 12       196,140         177,626           677,626           235,186           735,186
 13       218,269         200,941           700,941           268,843           768,843
 14       241,505         226,105           726,105           305,644           805,644
 15       265,903         253,255           753,255           345,914           845,914
 16       291,521         282,531           782,531           390,011           890,011
 17       318,419         314,041           814,041           438,264           938,264
 18       346,663         347,884           847,884           491,032           991,032
 19       376,319         384,171           884,171           548,788         1,048,788
 20       407,457         423,034           923,034           611,979         1,111,979
 25       588,120         663,663         1,163,663         1,027,549         1,527,549
 30       818,697         999,199         1,499,199         1,668,095         2,168,095

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                                        Morgan Stanley
                                                        Dean Witter
                                                        Variable
                                                        Investment
                                                        Series


                    [PARAGON LIFE INSURANCE COMPANY LOGO]



            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999

                                                                           50450

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 13 Divisions of the Separate Account will invest solely in one of the corresponding Funds managed by Morgan Stanley Dean Witter Advisors Inc.:

  Money Market Portfolio                  Global Dividend Growth Portfolio
  Quality Income Plus Portfolio           European Growth Portfolio
  High Yield Portfolio                    Pacific Growth Portfolio
  Utilities Portfolio                     Equity Portfolio
  Income Builder Portfolio                Competitive Edge "Best Ideas"
  Dividend Growth Portfolio                Portfolio
  Capital Growth Portfolio                Portfolio Strategist Portfolio

                  The date of this Prospectus is May 1, 1999.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company The Separate Account, and The Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  23
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  27
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  30
Distribution of the Policies.............................................  34
General Provisions of the Group Contract.................................  34
Federal Tax Matters......................................................  35
Safekeeping of the Separate Account's Assets.............................  39
Voting Rights............................................................  39
State Regulation of the Company..........................................  40
Management of the Company................................................  42
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  42
Definitions..............................................................  42
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits-- Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. Generally, there are no sales charges under a Policy. However, a front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2.25% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                               Management      Other
                                  Fees       Expenses
                               (after fee     (after
                                 waiver    reimbursement  Total
                                   as           as        Annual
                Fund           applicable)  applicable)  Expenses
                ----           ----------  ------------- --------
      Money Market Portfolio..    0.50%        0.02%       0.52%
      Quality Income Plus
       Portfolio..............    0.50%        0.02%       0.52%

                                         Management      Other
                                            Fees       Expenses
                                         (after fee     (after
                                           waiver    reimbursement  Total
                                             as           as        Annual
                    Fund                 applicable)  applicable)  Expenses
                    ----                 ----------  ------------- --------
      High Yield Portfolio.............     0.50%        0.03%       0.53%
      Utilities Portfolio..............     0.65%        0.02%       0.67%
      Income Builder Portfolio.........     0.75%        0.06%       0.81%
      Dividend Growth Portfolio........     0.52%        0.01%       0.53%
      Capital Growth Portfolio.........     0.65%        0.05%       0.70%
      Global Dividend Growth Portfolio.     0.75%        0.09%       0.84%
      European Growth Portfolio........     0.99%        0.12%       1.11%
      Pacific Growth Portfolio.........     0.99%        0.52%       1.51%
      Capital Appreciation
       Portfolio(/1/)(/2/).............     0.00%        0.00%       0.00%
      Equity Portfolio.................     0.50%        0.02%       0.52%
      Competitive Edge "Best Ideas"
       Portfolio(/1/)..................     0.00%        0.00%       0.00%
      Strategist Portfolio.............     0.50%        0.02%       0.52%

  (/1/)The Investment manager waived its management fee and assumed all expenses for the Capital Appreciation Portfolio and the Competitive Edge "Best Ideas" Portfolio. Without this arrangement, Capital Appreciation Portfolio's management fee would have been 0.75% and expenses would have been 0.11% for total expenses of 0.86%. Competitive Edge "Best Ideas" Portfolio's management fee would have been 0.65% and expenses would have been 0.27% for total expenses of 0.92%.

  (/2/)The Capital Appreciation Portfolio was closed on March 22, 1999. All remaining shares were transferred to the Equity Portfolio.

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.


Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, we had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. In addition, the Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of Morgan Stanley Dean Witter Variable Investment Series (referred to as the "Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the funds described in this section of the prospectus are currently available as investment choices of the policies even though additional Funds may be described in the prospectus for the Morgan Stanley Dean Witter Variable Investment Series. The assets of each Portfolio used by the Policies are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies which are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolios.

Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Portfolio:

Money Market Portfolio

The investment objectives of the Money Market Portfolio are high current income, preservation of capital and liquidity. The Money Market Portfolio seeks to achieve those objectives by investing in high quality, short-term debt obligations. In selecting investments, the Investment Manager seeks to manage the Portfolio's share price to remain stable at $1.00.

Quality Income Plus Portfolio

The primary investment objective of the Quality Income Plus Portfolio is to provide a high level of current income by investing primarily in U.S. Government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

High Yield Portfolio

The primary investment objective of the High Yield Portfolio is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective, the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

Utilities Portfolio

The investment objective of the Utilities Portfolio is to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry.

Income Builder Portfolio

The primary investment objective of the Income Builder Portfolio is to seek reasonable income. Growth of capital is a secondary objective.

Dividend Growth Portfolio

The investment objective of the Dividend Growth Portfolio is to provide reasonable current income and long-term growth of income and capital. The Portfolio invests primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

Capital Growth Portfolio

The investment objective of the Capital Growth Portfolio is long-term capital growth. The Portfolio normally invests at least 65% of its assets in common stocks.

Global Dividend Growth Portfolio

The investment objective of the Global Dividend Growth Portfolio is to provide reasonable current income and long-term growth of income and capital. The Portfolio will normally invest at least 65% of its assets in dividend paying equity securities issued by issuers located in various countries around the world.

European Growth Portfolio

The investment objective of the European Growth Portfolio is to maximize the capital appreciation of its investments. The Portfolio normally invests at least 65% of its assets in securities issued by issuers located in European countries.

Pacific Growth Portfolio

The investment objective of the Pacific Growth Portfolio is to maximize the capital appreciation of its investments. The Portfolio normally invests at least 65% of its assets in common stocks and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia, or New Zealand or (ii) derives at least 50% of their total revenues from businesses in such areas.

Equity Portfolio

The primary investment objective of the Equity Portfolio is growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.

Competitive Edge "Best Ideas" Portfolio

The investment objective of the Competitive Edge "Best Ideas" Portfolio is long-term capital growth. The Portfolio normally invests primarily in the common stock of U.S. and non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter ("MSDW") Equity Research.

Strategist Portfolio

The investment objective of the Strategist Portfolio is to seek a high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities, and the writing of covered call and put options.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must preceede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds".

Agreements. We have has entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .Eliminate or combine one or more Divisions;

  .Substitute one Division for another Division; or

  .Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

(a) operated as a management company under the 1940 Act;

(b) deregistered under that Act in the event such registration is no longer required; or

(c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

   (1) to independent contractors of the employer;

   (2) to persons who wish to continue coverage after a Group Contract has terminated;

   (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

   (4) if state law restrictions make issuance of a Group Contract impracticable; or

   (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purdchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--

Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1)as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:
(1) the premium paid; less

(2) the premium expense charge;

(3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

(4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                                               Applicable
            Attained Age                       Percentage
            ---------------------------------- ----------
            40................................    250%
            41................................    243
            42................................    236
            43................................    229
            44................................    222
            45................................    215
            46................................    209
            47................................    203
            48................................    197
            49................................    191
            50................................    185
            51................................    178
            52................................    171
            53................................    164
            54................................    157
            55................................    150
            56................................    146
            57................................    142
            58................................    138
            59................................    134
            60................................    130

                                               Applicable
            Attained Age                       Percentage
            ---------------------------------- ----------
            61................................    128%
            62................................    126
            63................................    124
            64................................    122
            65................................    120
            66................................    119
            67................................    118
            68................................    117
            69................................    116
            70................................    115
            71................................    113
            72................................    111
            73................................    109
            74................................    107
            75 to 90..........................    105
            91................................    104
            92................................    103
            93................................    102
            94................................    101
            95 or older.......................    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,
  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option

A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the

Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.


Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan

Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, (not including the Cash Value in the Loan Account,) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge;

  . any charge to compensate the Company for anticipated higher corporate
    income taxes resulting from    the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2 1/4% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                First Subsequent
        Eligible Employees                      Year    Years
        --------------------------------------- ----- ----------
        250--499............................... $5.00   $2.50
        500--999............................... $4.75   $2.25
        1000+.................................. $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1)with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation.

Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company as well as Policy Cash Surrender Value. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 15% of premiums that do not exceed the cost of insurance assessed during the first Policy Year. In addition, maximum commissions, based on Policy Cash surrender Value, in all Policy Years through Policy Year 20 are 0.2% of the average of the beginning and ending Policy Year Net Cash Surrender Value. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.


Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated

Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 % additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 591/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilizes systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort that have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.


                           MANAGEMENT OF THE COMPANY

         Name             Principal Occupation(s) During Past Five Years /1/
 --------------------- --------------------------------------------------------
 Executive Officers/2/

  Carl H. Anderson/4/  President and Chief Executive Officer since June, 1986.
                       Vice President, New Ventures, since June 1986, General
                       American Life Insurance Co., St. Louis, Mo. (GenAm).

  Matthew K. Duffy     Vice President and Chief Financial Officer since July,
                       1996. Formerly Director of Accounting, Prudential
                       Insurance Company of America, March, 1987 -- June, 1996.

           Name              Principal Occupation(s) During Past Five Years /1/
 ------------------------  -----------------------------------------------------
  E. Thomas Hughes, Jr./4/ Treasurer since December, 1994. Corporate Actuary and
  General American Life    Treasurer, GenAm since October, 1994. Executive Vice
  Insurance Company        President--Group Pensions, GenAm January, 1990--
  700 Market Street        October, 1994.
  St. Louis, MO 63101

  Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
  General American Life    Secretary since August, 1981. Vice President and
  Insurance Company        Associate General Counsel , GenAm, since December 30,
  700 Market Street        1995.
  St. Louis, MO 63101

  Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary
                           August, 1990--November, 1996; Second Vice President
                           and Chief Actuary, May, 1987--August, 1990.

  John R. Tremmel          Vice President--Operations and System Development
                           since January 1999. Formerly Chief Operating Officer,
                           ISP Alliance, April 1998--December 1998. Vice
                           President and General Manager of National Operations
                           Centers, Norell Corporation, January 1995--March
                           1998. Senior Vice President, Citicorp Insurance
                           Group, September 1986--December 1995.

 Directors/3/

  Richard A. Liddy         Chairman, President, and Chief Executive Officer,
                           GenAm, since May, 1992. President and Chief Operating
                           Officer, GenAm, May, 1988--May, 1992.

  Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning
                           Corporation and Conning Asset Management Company
                           since January, 1997. Executive Vice President--
                           Investments, GenAm, February, 1991--January, 1997.

  Warren J. Winer          Executive Vice President--Group, GenAm, since
                           September, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993--August, 1995; President, WF
                           Corroon, September, 1990--July, 1993.

  Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product
                           Management, GenAm, May, 1989--November, 1991.

  A. Greig Woodring        President, Reinsurance Group of America, Inc., since
                           May, 1993, and Executive Vice President--Reinsurance,
                           GenAm, since January, 1990.

--------

/1/ All positions listed are with the Company unless otherwise indicated.

/2/ The principal business address of each person listed is Paragon Life
    Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

/3/ The principal business address of each person listed is General American
    Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.

/4/ Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

[LETTERHEAD OF KPMG]


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Morgan Stanley Dean Witter Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation, and Competitive Edge "Best Ideas" Divisions of Paragon Separate Account B as of December 31, 1998, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997 by correspondence with the Morgan Stanley Dean Witter Variable Investment Series. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation, and Competitive Edge "Best Ideas" Divisions of Paragon Separate Account B as of December 31, 1998, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.


                                        [SIGNATURE OF KPMG LLP]

April 2, 1999

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               December 31, 1998

                          Money                                      Quality      Dividend              Capital
                          Market   High Yield  Equity   Strategist Income Plus     Growth     Utilities  Growth
                         Division   Division  Division   Division    Division     Division    Division  Division
                         --------  ---------- --------  ---------- ------------ ------------- --------- --------
Net Assets:
 Investments in Morgan
  Stanley Dean Witter
  Variable Investment
  Series, at Market
  Value (See Schedule
  of Investments)....... $150,980   188,062   614,406    181,718      54,116      1,439,703    54,824   270,864
                         --------   -------   -------    -------      ------      ---------    ------   -------
 Receivable (payable)
  from/to Paragon Life
  Insurance Company.....     (113)     (142)     (438)      (131)        (42)        (1,066)      (41)     (188)
                         --------   -------   -------    -------      ------      ---------    ------   -------
   Total Net Assets.....  150,867   187,920   613,968    181,587      54,074      1,438,637    54,783   270,676
                         ========   =======   =======    =======      ======      =========    ======   =======
Total Net Assets
 Represented By:
 Group Variable
  Universal Life Cash
  Value Invested in
  Separate Account......  150,867   187,920   613,968    181,587      54,074      1,438,637    54,783   270,676
                         --------   -------   -------    -------      ------      ---------    ------   -------
                         $150,867   187,920   613,968    181,587      54,074      1,438,637    54,783   270,676
                         ========   =======   =======    =======      ======      =========    ======   =======
Total Units Held........  131,292    25,431    11,580      8,996       4,072         53,123     2,224    11,061
Net Asset Value Per
 Unit................... $   1.15      7.39     53.02      20.18       13.28          27.08     24.63     24.47
Cost of Investments..... $150,980   224,275   484,137    155,015      53,076      1,209,968    41,837   224,872
                         ========   =======   =======    =======      ======      =========    ======   =======

                                               Global                            Competitive
                                    Pacific   Dividend    Income     Capital        Edge
                         European    Growth    Growth    Builder   Appreciation ""Best Ideas"
                         Division   Division  Division   Division    Division     Division
                         --------  ---------- --------  ---------- ------------ -------------
Net Assets:
 Investments in Morgan
  Stanley Dean Witter
  Variable Investment
  Series, at Market
  Value (See Schedule
  of Investments)....... $531,224   629,503   731,702      1,457       1,354         18,892
                         --------   -------   -------    -------      ------      ---------
 Receivable (payable)
  from/to Paragon Life
  Insurance Company.....     (388)     (462)     (538)        (1)         (1)           (14)
                         --------   -------   -------    -------      ------      ---------
   Total Net Assets.....  530,836   629,041   731,164      1,456       1,353         18,878
                         ========   =======   =======    =======      ======      =========
Total Net Assets
 Represented By:
 Group Variable
  Universal Life Cash
  Value Invested in
  Separate Account......  530,836   629,041   731,164      1,456       1,353         18,878
                         --------   -------   -------    -------      ------      ---------
                         $530,836   629,041   731,164      1,456       1,353         18,878
                         ========   =======   =======    =======      ======      =========
Total Units Held........   16,716   115,459    43,441        121         131          1,932
Net Asset Value Per
 Unit................... $  31.76      5.45     16.83      12.04       10.34           9.77
Cost of Investments..... $432,960   885,216   691,427      1,453       1,391         17,888
                         ========   =======   =======    =======      ======      =========

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF OPERATIONS

  For the Years ended December 31, 1998, 1997, and 1996, except for the Income Builder and the Capital Appreciation Division which are for the period from May
  1, 1997 (Inception) through December 31, 1997 and the Competitive Edge "Best Ideas" Division which is for the period from May 19, 1998 (Inception) through
                               December 31, 1998.

                              Money Market           High Yield                  Equity
                                Division              Division                  Division
                         ---------------------- -----------------------  ------------------------
                          1998    1997    1996   1998     1997    1996    1998     1997     1996
                         ------- ------- ------ -------  ------  ------  -------  -------  ------
Investment Income:
  Dividend Income....... $ 7,158   6,775  3,789  22,700  15,138   8,280    3,713    2,078   1,148
Expenses:
  Mortality and Expense
   Charge...............   1,254   1,160    687   1,607   1,075     590    4,478    3,039   1,791
                         ------- ------- ------ -------  ------  ------  -------  -------  ------
    Net Investment
     Income (Expense)...   5,904   5,595  3,101  21,093  14,063   7,690     (765)    (961)   (643)
Net Realized Gain on
 Investments:
  Realized Gain from
   Distributions........             --     --      --      --      --    59,774   22,106  24,488
  Proceeds from Sales...  55,996 125,617 25,758  23,423  21,931   5,902  115,177   62,902  33,967
  Cost of Investments
   Sold.................  55,996 125,617 25,758  26,109  19,948   5,514   96,763   50,493  30,654
                         ------- ------- ------ -------  ------  ------  -------  -------  ------
    Net Realized Gain
     (Loss) on
     Investments........     --      --     --   (2,686)  1,983     388   78,188   34,515  27,801
Net Unrealized Gain
 (Loss) on Investments:
  Unrealized Gain (Loss)
   Beginning of Year....     --      --     --   (4,982) (1,865)     76   73,339    2,835   8,898
  Unrealized Gain (Loss)
   End of Year..........     --      --     --  (36,213) (4,982) (1,865) 130,269   73,339   2,835
                         ------- ------- ------ -------  ------  ------  -------  -------  ------
  Net Unrealized Gain
   (Loss) on
   Investments..........     --      --     --  (31,231) (3,117) (1,941)  56,930   70,504  (6,062)
                         ------- ------- ------ -------  ------  ------  -------  -------  ------
    Net Gain (Loss) on
     Investments........     --      --     --  (33,917) (1,134) (1,553) 135,118  105,019  21,739
Increase (Decrease) in
 Assets Resulting from
 Operations............. $ 5,904   5,595  3,101 (12,824) 12,929   6,137  134,352  104,058  21,096
                         ======= ======= ====== =======  ======  ======  =======  =======  ======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

  For the Years ended December 31, 1998, 1997, and 1996, except for the Income Builder Division and the Capital Appreciation Division which are for the period from May 1, 1997 (Inception) through December 31, 1997 and for the Competitive
      Edge "Best Ideas" Division which is for the period from May 19, 1998
                     (Inception) through December 31, 1998

                               Strategist      Quality Income Plus       Dividend Growth
                                Division             Division               Division
                          -------------------- --------------------  ------------------------
                           1998    1997  1996   1998   1997   1996    1998     1997    1996
                          ------- ------ ----- ------ ------ ------  -------  ------- -------
Investment Income:
  Dividend Income.......  $ 3,488  2,963 1,749  2,746  1,559  1,366   24,526   20,643  15,978
Expenses:
  Mortality and Expense
   Charge...............    1,292    834   441    379    207    176   11,708    8,929   5,833
                          ------- ------ ----- ------ ------ ------  -------  ------- -------
    Net Investment In-
     come (Expense).....    2,196  2,129 1,308  2,367  1,352  1,190   12,818   11,714  10,145
Net Realized Gain on In-
 vestments
  Realized Gain from
   Distributions........   13,853  1,943   429           --     --   116,995   46,805  15,743
  Proceeds from Sales...    9,976 10,046 4,702  7,815  9,791    969  229,964  183,012  76,973
  Cost of Investments
   Sold.................    8,897  8,592 4,419  7,666  9,003    915  194,242  135,818  65,715
                          ------- ------ ----- ------ ------ ------  -------  ------- -------
    Net Realized Gain
     (Loss) on Invest-
     ments..............   14,932  3,397   712    149    788     54  152,717   93,999  27,000
Net Unrealized Gain
 (Loss) on Investments:
  Unrealized Gain (Loss)
   Beginning of Year....    9,875  5,142   682    343    206    643  234,467  128,860  32,703
  Unrealized Gain (Loss)
   End of Year..........   26,703  9,875 5,142  1,040    343    206  229,735  234,467 128,860
                          ------- ------ ----- ------ ------ ------  -------  ------- -------
  Net Unrealized Gain
   (Loss) on Invest-
   ments................   16,828  4,733 4,460    697    137   (437)  (4,732) 105,606  96,158
                          ------- ------ ----- ------ ------ ------  -------  ------- -------
    Net Gain (Loss) on
     Investments........   31,760  8,130 5,172    846    925   (383) 147,985  199,605 123,158
Increase (Decrease) in
 Assets Resulting from
 Operations.............  $33,956 10,259 6,480  3,213  2,277    807  160,803  211,319 133,303
                          ======= ====== ===== ====== ====== ======  =======  ======= =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

  For the Years ended December 31, 1998, 1997, and 1996, except for the Income Builder and the Capital Appreciation Division which are for the period from May
   1, 1997 (Inception) through December 31, 1997 and for the Competitive Edge "Best Ideas" Division which is for the period from May 19, 1998 (Inception)
                           through December 31, 1998

                                                 Capital Growth
                          Utilities Division        Division           European Division
                         -------------------- ----------------------  --------------------
                          1998    1997  1996   1998    1997    1996    1998   1997   1996
                         ------- ------ ----- ------  ------  ------  ------ ------ ------
Investment Income:
  Dividend Income....... $ 1,395  1,315 1,197     17     724     213   5,489  3,083    372
Expenses:
  Mortality and Expense
   Charge...............     426    328   287  2,099   1,676   1,159   4,201  2,695  1,473
                         ------- ------ ----- ------  ------  ------  ------ ------ ------
    Net Investment
     Income (Expense)...     969    987   910 (2,082)   (952)   (946)  1,288    388 (1,101)
Net Realized Gain on
 Investments
  Realized Gain from
   Distributions........   2,323    479    85 17,323  20,724   2,148  30,332 15,138  8,408
  Proceeds from Sales...  13,062 12,068 5,942 45,333  50,041  18,288  74,099 35,610 21,184
  Cost of Investments
   Sold.................  10,220 10,478 5,369 39,779  40,214  15,806  61,617 28,179 18,499
                         ------- ------ ----- ------  ------  ------  ------ ------ ------
    Net Realized Gain
     (Loss) on
     Investments........   5,165  2,069   658 22,877  30,551   4,630  42,814 22,569 11,093
Net Unrealized
 Gain(Loss) on
 Investments:
  Unrealized Gain(Loss)
   Beginning of Year....   8,928  2,803 1,769 25,565  17,315   9,079  55,867 36,882  4,106
  Unrealized Gain(Loss)
   End of Year..........  12,987  8,928 2,803 45,992  25,565  17,315  98,264 55,867 36,882
                         ------- ------ ----- ------  ------  ------  ------ ------ ------
  Net Unrealized
   Gain(Loss) on
   Investmemts..........   4,059  6,125 1,034 20,427   8,250   8,236  42,397 18,985 32,776
                         ------- ------ ----- ------  ------  ------  ------ ------ ------
    Net Gain(Loss) on
     Investments........   9,224  8,194 1,692 43,304  38,801  12,866  85,211 41,554 43,869
Increase(Decrease) in
 Assets Resulting from
 Operations............. $10,193  9,181 2,602 41,222  37,849  11,920  86,499 41,942 42,768
                         ======= ====== ===== ======  ======  ======  ====== ====== ======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

  For the Years ended December 31, 1998, 1997, and 1996, except for the Income Builder and the Capital Appreciation Divisionwhich are for the period from May
   1, 1997 (Inception) through December 31, 1997 and for the Competitive Edge "BestIdeas'' Division which is for the period from May 19, 1998 (Inception)
                           through December 31, 1998

                                                                                                    Competitive
                                                         Global Dividend      Income    Capital     Edge "Best
                                                             Growth          Builder  Appreciation    Ideas"
                          Pacific Growth Division           Division         Division   Division     Division
                         ---------------------------- ---------------------- -------- ------------  -----------
                           1998       1997     1996    1998     1997   1996    1998       1998         1998
                         ---------  --------  ------- -------  ------ ------ -------- ------------  -----------
Investment Income:
  Dividend Income....... $  25,728     8,299    4,916  11,342   9,443  6,350       37            5          --
Expenses:
  Mortality and Expense
   Charge...............     4,246     4,822    4,035   5,967   4,941  2,968        5            8           38
                         ---------  --------  ------- -------  ------ ------ -------- ------------  -----------
    Net Investment
     Income (Expense)...    21,482     3,477      881   5,375   4,502  3,382       32           (3)         (38)
Net Realized Gain on
 Investments
  Realized Gain from
   Distributions........       --        --       --   68,547  23,555  8,388        1          --           --
  Proceeds from Sales...    61,430    97,967  136,464 165,949  80,262 41,702       12           37          598
  Cost of Investments
   Sold.................   102,232   104,807  129,725 154,978  66,550 37,949       12           35          644
                         ---------  --------  ------- -------  ------ ------ -------- ------------  -----------
    Net Realized Gain
     (Loss) on
     Investments........   (40,802)   (6,840)   6,739  79,518  37,267 12,140        1            2          (46)
Net Unrealized Gain
 (Loss) on Investments:
  Unrealized Gain (Loss)
   Beginning of Year....  (237,617)    7,836    5,229  50,203  38,176 11,634        0            0            0
  Unrealized Gain (Loss)
   End of Year..........  (255,713) (237,617)   7,836  40,275  50,203 38,176        4          (37)       1,004
                         ---------  --------  ------- -------  ------ ------ -------- ------------  -----------
  Net Unrealized Gain
   (Loss) on
   Investments..........   (18,096) (245,453)   2,607  (9,928) 12,027 26,542        4          (37)       1,004
                         ---------  --------  ------- -------  ------ ------ -------- ------------  -----------
Net Gain (Loss) on
 Investments............   (58,898) (252,293)   9,346  69,590  49,294 38,682        5          (35)         958
Increase (Decrease) in
 Assets Resulting from
 Operations............. $ (37,416) (248,816)  10,227  74,965  53,796 42,064       37          (38)         920
                         =========  ========  ======= =======  ====== ====== ======== ============  ===========

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Years ended December 31, 1998, 1997, and 1996, except for the Income Builder and the Capital Appreciation Divisionwhich are for the period from May
     1, 1997 (Inception) through December 31, 1997 and the Competitive Edge "BestIdeas'' Division which is for the period from May 19, 1998 (Inception)
                           through December 31, 1998.

                           Money Market Division    High Yield Division            Equity Division
                          ------------------------ ------------------------  -----------------------------
                            1998    1997    1996    1998     1997     1996     1998       1997      1996
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
Operations:
 Net Investment Income
  (expense).............  $  5,904   5,595   3,101  21,093   14,063   7,690       (765)      (961)    (643)
 Net Realized Gain
  (Loss) on
  Investments...........       --      --      --   (2,686)   1,983     388     78,188     34,515   27,801
 Net Unrealized Gain
  (Loss) on
  Investments...........       --      --      --  (31,231)  (3,117) (1,941)    56,930     70,504   (6,062)
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
   Increase (Decrease)
    in Net Assets
    Resulting from
    Operations..........     5,904   5,595   3,101 (12,824)  12,929   6,137    134,353    104,058   21,096
   Net Deposits into
    Separate Account....    29,356   8,391  43,073  32,111   73,622  27,243     35,309     88,708   81,442
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
     Increase in Net
      Assets............    35,260  13,986  46,174  19,287   86,551  33,380    169,662    192,766  102,538
Net Assets, Beginning of
 Year...................   115,607 101,621  55,447 168,633   82,082  48,702    444,306    251,540  149,002
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
Net Assets, End of Year.  $150,867 115,607 101,621 187,920  168,633  82,082    613,968    444,306  251,540
                          ======== ======= ======= =======  =======  ======  =========  =========  =======

                                                    Quality Income Plus
                            Strategist Division           Division            Dividend Growth Division
                          ------------------------ ------------------------  -----------------------------
                            1998    1997    1996    1998     1997     1996     1998       1997      1996
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
Operations:
 Net Investment Income
  (expense).............  $  2,196   2,129   1,308   2,367    1,352   1,190     12,818     11,714   10,145
 Net Realized Gain
  (Loss) on
  Investments...........    14,932   3,397     712     149      788      54    152,717     93,999   27,000
 Net Unrealized Gain
  (Loss) on
  Investments...........    16,828   4,733   4,460     697      137    (437)    (4,732)   105,606   96,158
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
   Increase (Decrease)
    in Net Assets
    Resulting from
    Operations..........    33,956  10,259   6,480   3,213    2,277     807    160,803    211,319  133,303
   Net Deposits into
    Separate Account....    31,816  36,030  30,335  23,059    1,992   6,604     96,482    144,340  205,363
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
     Increase in Net
      Assets............    65,772  46,289  36,815  26,272    4,269   7,411    257,285    355,659  338,666
Net Assets, Beginning of
 Year...................   115,815  69,526  32,711  27,802   23,533  16,122  1,181,352    825,693  487,027
                          -------- ------- ------- -------  -------  ------  ---------  ---------  -------
Net Assets, End of Year.  $181,587 115,815  69,526  54,074   27,802  23,533  1,438,637  1,181,352  825,693
                          ======== ======= ======= =======  =======  ======  =========  =========  =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

  For the Years ended December 31, 1998, 1997, and 1996, except for the Income Builder and the Capital Appreciation Division which arefor the period from May
  1, 1997 (Inception) through December 31, 1997 and the Competitive Edge "Best Ideas" Divisionwhich is for the period from May 19, 1998 (Inception) through
                               December 31, 1998.

                             Utilities Division       Capital Growth Division            European Division
                          --------------------------- -------------------------  ----------------------------------
                            1998      1997     1996    1998     1997     1996      1998       1997         1996
                          --------  --------  ------- -------  -------  -------  -------- ------------ ------------
Operations:
 Net Investment Income
  (expense).............  $    969       987      910  (2,082)    (952)    (946)   1,288        388       (1,101)
 Net Realized Gain
  (Loss) on
  Investments...........     5,165     2,069      658  22,877   30,551    4,630   42,814     22,569       11,093
 Net Unrealized Gain
  (Loss) on
  Investments...........     4,059     6,125    1,034  20,427    8,250    8,236   42,397     18,985       32,776
                          --------  --------  ------- -------  -------  -------  -------    -------      -------
   Increase (Decrease)
    in Net Assets
    Resulting from
    Operations..........    10,193     9,181    2,602  41,222   37,849   11,920   86,499     41,942       42,768
   Net Deposits into
    Separate Account....    (1,350)     (112)   8,358  14,267   20,698   44,782   74,213    104,536       67,117
                          --------  --------  ------- -------  -------  -------  -------    -------      -------
     Increase in Net
      Assets............     8,843     9,069   10,960  55,489   58,547   56,702  160,711    146,478      109,885
Net Assets, Beginning of
 Year...................    45,940    36,871   25,911 215,187  156,640   99,938  370,124    223,646      113,761
                          --------  --------  ------- -------  -------  -------  -------    -------      -------
Net Assets, End of Year.    54,783    45,940   36,871 270,676  215,187  156,640  530,835    370,124      223,646
                          ========  ========  ======= =======  =======  =======  =======    =======      =======
                                                                                                       Competitive
                                                                                  Income    Capital        Edge
                               Pacific Growth         Global Dividend Growth     Builder  Appreciation "Best Ideas"
                                  Division                   Division            Division   Division     Division
                          --------------------------- -------------------------  -------- ------------ ------------
                            1998      1997     1996    1998     1997     1996      1998       1998         1998
                          --------  --------  ------- -------  -------  -------  -------- ------------ ------------
Operations:
 Net Investment Income
  (expense).............  $ 21,482     3,477      881   5,375    4,502    3,382       32         (3)         (38)
 Net Realized Gain
  (Loss) on
  Investments...........   (40,802)   (6,840)   6,739  79,518   37,267   12,140        1          2          (46)
 Net Unrealized Gain
  (Loss) on
  Investments...........   (18,096) (245,453)   2,607  (9,928)  12,027   26,542        4        (37)       1,004
                          --------  --------  ------- -------  -------  -------  -------    -------      -------
   Increase in Net
    Assets Resulting
    from Operations.....   (37,416) (248,816)  10,227  74,965   53,796   42,064       37        (38)         920
   Net Deposits into
    Separate Account....   217,960   172,283  147,253   7,793  182,583  113,688    1,419      1,391       17,958
                          --------  --------  ------- -------  -------  -------  -------    -------      -------
     Increase in Net
      Assets............   180,544   (76,533) 157,480  82,758  236,379  155,752    1,456      1,353       18,878
Net Assets, Beginning of
 Year...................   448,497   525,030  367,550 648,406  412,027  256,275      --         --           --
                          --------  --------  ------- -------  -------  -------  -------    -------      -------
Net Assets, End of Year.  $629,041   448,497  525,030 731,164  648,406  412,027    1,456      1,353       18,878
                          ========  ========  ======= =======  =======  =======  =======    =======      =======


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements


                               December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on December 1, 1995. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, fourteen of which invest exclusively in shares of a single fund of Morgan Stanley Dean Witter Variable Investment Series (Morgan Stanley Dean Witter), an open-end, diversified management investment company. These funds are the Money Market, High Yield, Equity, Strategist, Quality Income Plus, Dividend Growth, Utilities, Capital Growth, European, Pacific Growth, Global Dividend Growth, Income Builder, Capital Appreciation and Competitive Edge "Best Ideas" (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Morgan Stanley Dean Witter are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is

                           PARAGON SEPARATE ACCOUNT B
equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

(4) Purchases and Sales of Morgan Stanley Dean Witter Investment Shares

  For the years ended December 31, 1998, 1997, and 1996, except for the Income Builder Division and the Capital Appreciation Division which are for the period from May 1, 1997 (Inception) to December 31, 1997 and for the Competitive Edge "Best Ideas" Division which is for the period from May 19, 1998 (Inception) through December 31, 1998.

                               Money Market             High Yield                          Equity
                                 Division                Division                          Division
                         ------------------------ ----------------------- -------------------------------------------
                           1998    1997    1996    1998    1997    1996     1998       1997             1996
                         -------- ------- ------- ------- ------- ------- -------- ------------ ---------------------
Purchases............... $ 84,104 132,963  69,349  53,931  93,779  36,118 146,072    148,683           123,387
Sales................... $ 55,996 125,617  25,758  23,423  21,931   5,902 115,177     62,902            33,967
                         ======== ======= ======= ======= ======= ======= =======    =======           =======

                                Strategist          Quality Income Plus                 Dividend Growth
                                 Division                Division                          Division
                         ------------------------ ----------------------- -------------------------------------------
                           1998    1997    1996    1998    1997    1996     1998       1997             1996
                         -------- ------- ------- ------- ------- ------- -------- ------------ ---------------------
Purchases............... $ 40,532  44,691  37,264  30,513  11,458   8,159 316,061    314,169           302,318
Sales................... $  9,976  10,046   4,702   7,815   9,791     969 229,964    183,012            76,973
                         ======== ======= ======= ======= ======= ======= =======    =======           =======

                                Utilities             Capital Growth                       European
                                 Division                Division                          Division
                         ------------------------ ----------------------- -------------------------------------------
                           1998    1997    1996    1998    1997    1996     1998       1997             1996
                         -------- ------- ------- ------- ------- ------- -------- ------------ ---------------------
Purchases............... $ 11,288  11,329  15,468  57,789  68,959  66,446 144,181    137,762            93,814
Sales................... $ 13,062  12,068   5,942  45,333  50,041  18,288  74,099     35,610            21,184
                         ======== ======= ======= ======= ======= ======= =======    =======           =======

                                                                           Income    Capital
                              Pacific Growth      Global Dividend Growth  Builder  Appreciation   Competitive Edge
                                 Division                Division         Division   Division   "Best Ideas" Division
                         ------------------------ ----------------------- -------- ------------ ---------------------
                           1998    1997    1996    1998    1997    1996     1998       1998             1998
                         -------- ------- ------- ------- ------- ------- -------- ------------ ---------------------
Purchases............... $275,498 265,523 302,083 168,043 257,005 165,847   1,428      1,420            18,532
Sales................... $ 61,430  97,967 136,464 165,949  80,262  41,702      12         37               598
                         ======== ======= ======= ======= ======= ======= =======    =======           =======

                           PARAGON SEPARATE ACCOUNT B

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the year ended December 31, 1998, 1997, and 1996 except for the Income Builder Division and the Capital Appreciation Division which are for the Period from May 1, 1997 (Inception) through December 31, 1997 and the Competitive Edge "Best Ideas" Division which is for the period from May 19, 1998 (Inception) through December 31, 1998

                              Money Market           High Yield             Equity
                                Division              Division             Division
                         ---------------------- -------------------- --------------------
                          1998    1997    1996   1998   1997   1996   1998   1997   1996
                         ------- ------- ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
  Deposits..............  75,146 123,611 65,803  7,099 12,526  4,827  3,257  4,229  3,964
  Withdrawals...........  48,733 114,886 24,292  2,879  2,863    792  2,493  1,745  1,122
                         ------- ------- ------ ------ ------ ------ ------ ------ ------
    Net Increase in
     Units..............  26,413   8,725 41,511  4,220  9,663  4,035    764  2,484  2,842
Outstanding Units,
 Beginning of Year...... 104,879  96,154 54,643 21,211 11,548  7,513 10,816  8,332  5,490
                         ------- ------- ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 131,292 104,879 96,154 25,431 21,211 11,548 11,580 10,816  8,332
                         ======= ======= ====== ====== ====== ====== ====== ====== ======

                               Strategist       Quality Income Plus    Dividend Growth
                                Division              Division             Division
                         ---------------------- -------------------- --------------------
                          1998    1997    1996   1998   1997   1996   1998   1997   1996
                         ------- ------- ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
  Deposits..............   2,306   2,898  2,627  2,394    988    745 12,475 14,308 16,062
  Withdrawals...........     494     613    329    576    845     80  8,689  8,129  3,995
                         ------- ------- ------ ------ ------ ------ ------ ------ ------
    Net Increase in
     Units..............   1,812   2,285  2,298  1,818    143    665  3,786  6,179 12,067
Outstanding Units,
 Beginning of Year......   7,184   4,899  2,601  2,254  2,111  1,446 49,337 43,158 31,091
                         ------- ------- ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................   8,996   7,184  4,899  4,072  2,254  2,111 53,123 49,337 43,158
                         ======= ======= ====== ====== ====== ====== ====== ====== ======

                           PARAGON SEPARATE ACCOUNT B

(5) Accumulation of Unit Activity--(continued)

                               Utilities             Capital Growth                  European
                               Division                 Division                     Division
                         ----------------------- ----------------------- ---------------------------------
                          1998     1997    1996   1998    1997    1996     1998       1997        1996
                         -------  ------  ------ ------- ------- ------- -------- ------------ -----------
Net Increase in Units
  Deposits..............     511     673     954   2,633   3,685   3,392   4,841      5,762       4,440
  Withdrawals...........     574     719     370   1,989   2,603     641   2,433      1,385       1,017
                         -------  ------  ------ ------- ------- -------  ------     ------       -----
    Net Increase in
     Units..............     (63)    (46)    584     644   1,082   2,751   2,408      4,377       3,423
Outstanding Units,
 Beginning of Year......   2,287   2,333   1,749  10,417   9,335   6,584  14,308      9,931       6,508
                         -------  ------  ------ ------- ------- -------  ------     ------       -----
Outstanding Units, End
 of Year................   2,224   2,287   2,333  11,061  10,417   9,335  16,716     14,308       9,931
                         =======  ======  ====== ======= ======= =======  ======     ======       =====
e
                                                                                               Competitive
                                                                          Income    Capital    Edge "Best
                            Pacific Growth       Global Dividend Growth  Builder  Appreciation   Ideas"
                               Division                 Division         Division   Division    Division
                         ----------------------- ----------------------- -------- ------------ -----------
                          1998     1997    1996   1998    1997    1996     1998       1998        1998
                         -------  ------  ------ ------- ------- ------- -------- ------------ -----------
Net Increase in Units
  Deposits..............  54,035  30,646  26,500  10,749  17,660  11,283     122        134       1,998
  Withdrawals...........  11,602  10,382  11,745  10,200   5,080   2,874       1          3          66
                         -------  ------  ------ ------- ------- -------  ------     ------       -----
    Net Increase in
     Units..............  42,433  20,264  14,755     549  12,580   8,409     121        131       1,932
Outstanding Units,
 Beginning of Year......  73,026  52,762  38,007  42,892  30,312  21,903     --         --          --
                         -------  ------  ------ ------- ------- -------  ------     ------       -----
Outstanding Units, End
 of Year................ 115,459  73,026  52,762  43,441  42,892  30,312     121        131       1,932
                         =======  ======  ====== ======= ======= =======  ======     ======       =====

                          PARAGON SEPARATE ACCOUNT B

(6) Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of Morgan Stanley Dean Witter Variable Investment Series. Net deposits represent the amounts available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the year ended December 31, 1998, 1997, and 1996 except for the Income Builder Division and the Capital Appreciation Division which are for the period from May 1, 1997 (Inception) through December 31, 1997 and the Competitive Edge "Best Ideas" Division which is for the period May 19, 1998 (Inception) through December 31, 1998

                          Money Market Division       High Yield Division          Equity Division
                         --------------------------  ------------------------  --------------------------
                           1998     1997     1996     1998     1997     1996     1998     1997     1996
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
Total Gross Deposits.... $191,717  192,847  163,831   72,480  107,577  52,228   238,128  217,652  192,620
Surrenders and
Withdrawals.............   (4,672) (59,511)    (125) (10,809)  (1,778)   (301)  (43,978) (20,977) (18,453)
Transfers Between Funds
and General Account.....   13,902   34,673   17,683     (276)  (5,540) (2,480)  (37,101)  (9,857)  (5,089)
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............  200,947  168,009  181,389   61,395  100,259  49,447   157,049  186,818  169,078
Deductions:
 Premium Expense
 Charges................    4,292    4,356    3,688    1,623    2,430   1,176     5,331    4,916    4,337
 Monthly Expense
 Charges................    2,796    1,712      688      462      955     573     1,946    1,932    1,756
 Cost of Insurance and
 Optional Benefits......  164,503  153,550  133,940   27,199   23,252  20,455   114,463   91,262   81,543
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
   Total Deductions.....  171,591  159,618  138,316   29,284   26,637  22,204   121,740   98,110   87,636
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
Net Deposits from
Policyholders........... $ 29,356    8,391   43,073   32,111   73,622  27,243    35,309   88,708   61,442
                         ========  =======  =======  =======  =======  ======  ========  =======  =======
                                Strategist            Quality Income Plus
                                 Division                   Division           Dividend Growth Division
                         --------------------------  ------------------------  --------------------------
                           1998     1997     1996     1998     1997     1996     1998     1997     1996
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
Total Gross Deposits.... $110,145   61,958   52,618   14,325   16,285  13,259   615,565  558,109  497,684
Surrenders and
Withdrawals.............   (2,953)      (7)     --    (1,743)  (4,917)    --   (131,059) (79,140) (15,152)
Transfers Between Funds
and General Account.....   (3,566)  (4,902)  (2,051)  17,741   (1,578)    580   (57,102) (64,590) (22,936)
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............  103,626   57,049   50,567   30,323    9,790  13,839   427,404  414,379  459,596
Deductions:
 Premium Expense
 Charges................    2,466    1,399    1,185      321      368     298    13,780   12,605   11,205
 Monthly Expense
 Charges................    1,159      550      448      116      145     174     5,300    4,954    5,754
 Cost of Insurance and
 Optional Benefits......   68,185   19,070   18,599    6,827    7,285   6,763   311,842  252,480  237,274
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
   Total Deductions.....   71,810   21,019   20,232    7,264    7,798   7,235   330,922  270,039  254,233
                         --------  -------  -------  -------  -------  ------  --------  -------  -------
Net Deposits from
Policyholders........... $ 31,816   36,030   30,335   23,059    1,992   6,604    96,482  144,340  205,363
                         ========  =======  =======  =======  =======  ======  ========  =======  =======

                           PARAGON SEPARATE ACCOUNT B

(6) Reconciliation of Gross and Net Deposits into the Separate Account-- (continued)

                            Utilities Division       Capital Growth Division            European Division
                         --------------------------  -------------------------  ----------------------------------
                           1998     1997     1996     1998     1997     1996      1998        1997        1996
                         --------  -------  -------  -------  -------  -------  --------  ------------ -----------
Total Gross Deposits.... $ 19,568   18,704   24,449  108,976  103,008   97,128  189,749     185,513      133,887
Surrenders and
 Withdrawals............   (2,300)  (1,988)  (2,534)  (3,599) (17,555)  (4,890) (30,281)    (17,034)      (6,275)
Transfers Between Funds
 and General Account....   (6,116)  (7,220)  (1,433) (34,994) (16,678)    (203)   8,469       7,159       (3,877)
                         --------  -------  -------  -------  -------  -------  -------     -------      -------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........   11,152    9,496   20,482   70,383   68,775   92,035  167,937     175,638      123,735
Deductions:
 Premium Expense
  Charges...............      438      422      550    2,440    2,326    2,187    4,248       4,190        3,014
 Monthly Expense
  Charges...............      202      166      275      897      914    1,125    1,495       1,647        1,479
 Cost of Insurance and
  Optional Benefits.....   11,862    9,020   11,299   52,779   44,837   43,941   87,981      65,265       52,125
                         --------  -------  -------  -------  -------  -------  -------     -------      -------
   Total Deductions.....   12,502    9,608   12,124   56,116   48,077   47,253   93,724      71,102       56,618
                         --------  -------  -------  -------  -------  -------  -------     -------      -------
Net Deposits from
 Policyholders.......... $ (1,350)    (112)   8,358   14,267   20,698   44,782   74,213     104,536       67,117
                         ========  =======  =======  =======  =======  =======  =======     =======      =======

                                                                                                       Competitive
                                                                                 Income     Capital    Edge "Best
                                                     Global Dividend Growth     Builder   Appreciation   Ideas"
                         Pacific Growth Division            Division            Division    Division    Division
                         --------------------------  -------------------------  --------  ------------ -----------
                           1998     1997     1996     1998     1997     1996      1998        1998        1998
                         --------  -------  -------  -------  -------  -------  --------  ------------ -----------
Total Gross Deposits.... $410,061  417,748  423,099  347,530  337,424  272,229      263       1,382        2,108
Surrenders and
 Withdrawals............  (23,248) (17,101) (14,571) (63,645) (33,272) (12,740)     --          --           --
Transfers Between Funds
 and General Account....  (15,033) (61,270) (82,867) (83,766)  43,872   (6,818)   1,265         520       17,576
                         --------  -------  -------  -------  -------  -------  -------     -------      -------
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............  371,780  339,377  325,661  200,119  348,024  252,671    1,528       1,902       19,684
Deductions:
 Premium Expense
  Charges...............    9,179    9,435    9,525    7,780    7,621    6,129        6          31           47
 Monthly Expense
  Charges...............    2,417    3,708    3,912    3,084    2,995    2,929        2           8           28
 Cost of Insurance and
  Optional Benefits.....  142,224  153,951  164,971  181,462  154,825  129,925      101         472        1,651
                         --------  -------  -------  -------  -------  -------  -------     -------      -------
                          153,820  167,094  178,408  192,326  165,441  138,983      109         511        1,726
                         --------  -------  -------  -------  -------  -------  -------     -------      -------
Net Deposits from
 Policyholders.......... $217,960  172,283  147,253    7,793  182,583  113,688    1,419       1,391       17,958
                         ========  =======  =======  =======  =======  =======  =======     =======      =======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1998

                                                 Number     Market
                                                of Shares   Value       Cost
                                                --------- ---------- ----------
Morgan Stanley Dean Witter Variable Investment
 Series:
  Money Market Division.......................   150,980  $  150,980 $  150,980
  High Yield Division.........................    37,093     188,062    224,275
  Equity Division.............................    15,926     614,406    484,137
  Strategist Division.........................    10,921     181,718    155,015
  Quality Income Plus Division................     4,920      54,116     53,076
  Dividend Growth Division....................    65,057   1,439,703  1,209,968
  Utilities Division..........................     2,580      54,824     41,837
  Capital Growth Division.....................    13,304     270,864    224,872
  European Growth Division....................    19,545     531,224    432,960
  Pacific Growth Division.....................   122,234     629,503    885,216
  Global Dividend Growth Division.............    52,907     731,702    691,427
  Income Builder..............................       127       1,457      1,453
  Capital Appreciation........................       131       1,354      1,391
  Competitive Edge "Best Ideas"...............     1,926      18,892     17,888




                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .557%, (representing the average of the fees incurred by the Portfolios in which the Divisions invest the actual investment advisory fee is shown in the Fund prospectus), and a .070% charge that is an estimate of the Portfolios' expenses based on the average of the actual expenses incurred in fiscal year 1998. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.527%, 4.473%, 10.473%, respectively. No expense reimbursement arrangement exists between the Company and the Fund.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.527%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,094           $500,000           $ 4,955           $500,000
  2          12,630             5,987            500,000             9,749            500,000
  3          19,423             8,637            500,000            14,422            500,000
  4          26,555            11,035            500,000            18,917            500,000
  5          34,045            13,157            500,000            23,235            500,000
  6          41,908            14,985            500,000            27,379            500,000
  7          50,165            16,489            500,000            31,359            500,000
  8          58,834            17,626            500,000            35,118            500,000
  9          67,937            18,361            500,000            38,718            500,000
 10          77,496            18,663            500,000            42,106            500,000
 11          87,532            18,522            500,000            45,233            500,000
 12          98,070            17,905            500,000            48,160            500,000
 13         109,134            16,808            500,000            50,837            500,000
 14         120,752            15,199            500,000            53,216            500,000
 15         132,951            13,023            500,000            55,298            500,000
 16         145,760            10,217            500,000            57,092            500,000
 17         159,209             6,666            500,000            58,547            500,000
 18         173,331             2,233            500,000            59,613            500,000
 19         188,159                 0                  0            60,296            500,000
 20         203,728                 0                  0            60,542            500,000
 25         294,060                 0                  0            52,476            500,000
 30         409,348                 0                  0            16,453            500,000

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.473%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,195           $500,000           $  5,117           $500,000
  2          12,630             6,376            500,000             10,375            500,000
  3          19,423             9,495            500,000             15,820            500,000
  4          26,555            12,540            500,000             21,401            500,000
  5          34,045            15,480            500,000             27,123            500,000
  6          41,908            18,290            500,000             32,995            500,000
  7          50,165            20,930            500,000             39,032            500,000
  8          58,834            23,348            500,000             45,184            500,000
  9          67,937            25,494            500,000             51,517            500,000
 10          77,496            27,323            500,000             57,988            500,000
 11          87,532            28,808            500,000             64,555            500,000
 12          98,070            29,898            500,000             71,282            500,000
 13         109,134            30,566            500,000             78,130            500,000
 14         120,752            30,759            500,000             85,061            500,000
 15         132,951            30,399            500,000             92,083            500,000
 16         145,760            29,390            500,000             99,214            500,000
 17         159,209            27,587            500,000            106,416            500,000
 18         173,331            24,808            500,000            113,656            500,000
 19         188,159            20,856            500,000            120,947            500,000
 20         203,728            15,519            500,000            128,257            500,000
 25         294,060                 0                  0            163,319            500,000
 30         409,348                 0                  0            187,978            500,000

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.473%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,294           $500,000           $  5,275           $500,000
  2          12,630             6,773            500,000             11,015            500,000
  3          19,423            10,408            500,000             17,305            500,000
  4          26,555            14,208            500,000             24,148            500,000
  5          34,045            18,165            500,000             31,598            500,000
  6          41,908            22,278            500,000             39,726            500,000
  7          50,165            26,531            500,000             48,615            500,000
  8          58,834            30,900            500,000             58,288            500,000
  9          67,937            35,363            500,000             68,895            500,000
 10          77,496            39,904            500,000             80,488            500,000
 11          87,532            44,529            500,000             93,132            500,000
 12          98,070            49,222            500,000            107,006            500,000
 13         109,134            53,996            500,000            122,207            500,000
 14         120,752            58,843            500,000            138,851            500,000
 15         132,951            63,732            500,000            157,116            500,000
 16         145,760            68,626            500,000            177,211            500,000
 17         159,209            73,440            500,000            199,326            500,000
 18         173,331            78,067            500,000            223,688            500,000
 19         188,159            82,387            500,000            250,599            500,000
 20         203,728            86,280            500,000            280,368            500,000
 25         294,060            95,316            500,000            486,882            564,783
 30         409,348            59,811            500,000            827,922            885,877

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)


                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.527%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,900           $508,900           $ 10,767           $510,767
  2          25,261            17,493            517,493             21,275            521,275
  3          38,846            25,736            525,736             31,564            531,564
  4          53,111            33,622            533,622             41,577            541,577
  5          68,090            41,128            541,128             51,313            551,313
  6          83,817            48,234            548,234             60,776            560,776
  7         100,330            54,913            554,913             69,976            569,976
  8         117,669            61,122            561,122             78,852            578,852
  9         135,875            66,828            566,828             87,468            587,468
 10         154,992            72,003            572,003             95,769            595,769
 11         175,064            76,644            576,644            103,701            603,701
 12         196,140            80,722            580,722            111,329            611,329
 13         218,269            84,240            584,240            118,597            618,597
 14         241,505            87,178            587,178            125,453            625,453
 15         265,903            89,491            589,491            131,896            631,896
 16         291,521            91,129            591,129            137,939            637,939
 17         318,419            91,996            591,996            143,523            643,523
 18         346,663            91,979            591,979            148,595            648,595
 19         376,319            90,968            590,968            153,165            653,165
 20         407,457            88,865            588,865            157,173            657,173
 25         588,120            60,248            560,248            166,028            666,028
 30         818,697                 0                  0            145,140            645,140

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.473%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,191           $509,191           $ 11,118           $511,118
  2          25,261             18,616            518,616             22,636            522,636
  3          38,846             28,236            528,236             34,609            534,609
  4          53,111             38,049            538,049             46,994            546,994
  5          68,090             48,031            548,031             59,806            559,806
  6          83,817             58,167            558,167             73,062            573,062
  7         100,330             68,426            568,426             86,789            586,789
  8         117,669             78,765            578,765            100,940            600,940
  9         135,875             89,145            589,145            115,596            615,596
 10         154,992             99,531            599,531            130,719            630,719
 11         175,064            109,912            609,912            146,267            646,267
 12         196,140            120,250            620,250            162,322            662,322
 13         218,269            130,537            630,537            178,845            678,845
 14         241,505            140,741            640,741            195,796            695,796
 15         265,903            150,803            650,803            213,187            713,187
 16         291,521            160,656            660,656            231,046            731,046
 17         318,419            170,180            670,180            249,325            749,325
 18         346,663            179,233            679,233            267,983            767,983
 19         376,319            187,665            687,665            287,036            787,036
 20         407,457            195,332            695,332            306,436            806,436
 25         588,120            218,445            718,445            406,883            906,883
 30         818,697            196,102            696,102            496,360            996,360

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
                                                     PREMIUM TAX: 2.25%

                           FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                           ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                             10.473%)
                        ---------------------------------------------------------------
                              GUARANTEED*                       CURRENT**
                        -----------------------------    ------------------------------
           PREM           CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     --------       ---------       ----------       ----------       ----------
  1      $ 12,322       $   9,476       $  509,476       $   11,463       $  511,463
  2        25,261          19,762          519,762           24,027          524,027
  3        38,846          30,893          530,893           37,844          537,844
  4        53,111          42,943          542,943           52,981          552,981
  5        68,090          55,979          555,979           69,572          569,572
  6        83,817          70,077          570,077           87,768          587,768
  7       100,330          85,312          585,312          107,743          607,743
  8       117,669         101,752          601,752          129,616          629,616
  9       135,875         119,479          619,479          153,647          653,647
 10       154,992         138,591          638,591          180,001          680,001
 11       175,064         159,221          659,221          208,856          708,856
 12       196,140         181,489          681,489          240,539          740,539
 13       218,269         205,561          705,561          275,282          775,282
 14       241,505         231,596          731,596          313,344          813,344
 15       265,903         259,741          759,741          355,066          855,066
 16       291,521         290,156          790,156          400,838          900,838
 17       318,419         323,967          822,967          451,015          951,015
 18       346,663         358,291          858,291          505,996        1,005,996
 19       376,319         396,261          896,261          566,286        1,066,286
 20       407,457         437,035          937,035          632,371        1,132,371
 25       588,120         691,721        1,191,721        1,069,804        1,569,804
 30       818,697       1,052,788        1,552,788        1,751,843        2,251,843

--------
 *These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Portfolios of the Fund. The Cash Value, cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                                                  Putnam
                                                                  Variable
                                                                  Trust





                     [PARAGON LIFE INSURANCE COMPANY LOGO]



            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999

                                                                         50455
                                                                          Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of Putnam Variable Trust:

             FUND                                    FUND
-----------------------------------------------------------------------------
  Putnam VT Asia Pacific
   Growth Fund                 Putnam VT International Growth and Income Fund
  Putnam VT Diversified
   Income Fund                 Putnam VT International New Opportunities Fund
  Putnam VT Global Asset
   Allocation Fund             Putnam VT Money Market Fund
  Putnam VT Global Growth
   Fund                        Putnam VT New Opportunities Fund
  Putnam VT Growth and Income
   Fund                        Putnam VT Income Fund
  Putnam VT High Yield Fund    Putnam VT Utilities Growth and Income Fund
  Putnam VT International
   Growth Fund                 Putnam VT Voyager Fund


                  The date of this Prospectus is May 1, 1999.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company and the Separate Account.....................................  10
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits.
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  41
Voting Rights............................................................  41
State Regulation of the Company..........................................  42
Management of the Company................................................  43
Legal Matters............................................................  44
Legal Proceedings........................................................  44
Experts..................................................................  44
Additional Information...................................................  44
Financial Statements.....................................................  44
Definitions..............................................................  45
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Fund" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy.

   These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                        Other Expenses
                                      Management Fees       (after       Total
                                     (after fee waiver reimbursement as  Annual
                  Fund                 as applicable)     applicable)   Expenses
      Putnam VT Asia Pacific Growth
       Fund........................        0.80%             0.32%        1.12%
      Putnam VT Diversified Income
       Fund........................        0.67%             0.11%        0.78%
      Putnam VT Global Asset
       Allocation Fund.............        0.65%             0.13%        0.78%
      Putnam VT Global Growth Fund.        0.60%             0.12%        0.72%
      Putnam VT Growth and Income
       Fund........................        0.46%             0.04%        0.50%
      Putnam VT High Yield Fund....        0.64%             0.07%        0.71%
      Putnam VT International
       Growth Fund.................        0.80%             0.27%        1.07%
      Putnam VT International
       Growth and Income Fund......        0.80%             0.19%        0.99%
      Putnam VT International New
       Opportunities Fund..........        1.20%             0.42%        1.62%
      Putnam VT Money Market Fund..        0.45%             0.08%        0.53%
      Putnam VT New Opportunities
       Fund........................        0.56%             0.05%        0.61%
      Putnam VT Income Fund........        0.60%             0.07%        0.67%
      Putnam VT Utilities Growth
       and Income Fund.............        0.65%             0.07%        0.72%
      Putnam VT Voyager Fund.......        0.54%             0.04%        0.58%

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, we had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

Putnam Variable Trust

The Separate Account invests shares of Putnam Variable Trust, a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust.The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Fund:

 .Putnam VT Asia Pacific Growth Fund

Putnam VT Asia Pacific Growth Fund seeks capital appreciation by investing primarily in securities of companies located in Asia and in the Pacific Basin. The fund's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks.

 .Putnam VT Diversified Income Fund

Putnam VT Diversified Income Fund seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: a U.S. Government Sector, a

High Yield Sector (which invests primarily in lower rated, higher risk securities commonly known as "junk bonds"), and an International Sector. See the special considerations for investments in high yield securities described in the fund prospectus.

 .Putnam VT Global Asset Allocation Fund

Putnam VT Global Asset Allocation Fund seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.

 .Putnam VT Global Growth Fund

Putnam VT Global Growth Fund seeks capital appreciation through a globally diversified portfolio of common stocks.

 .Putnam VT Growth and Income Fund

Putnam VT Growth and Income Fund seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income or both.

 .Putnam VT High Yield Fund

Putnam VT High Yield Fund seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high yielding, lower-rated fixed income securities (commonly known as "junk bonds") constituting a portfolio that Putnam Investment Management Inc. ("Putnam Management") believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the fund prospectus.

 .Putnam VT International Growth Fund

Putnam VT International Growth Fund seeks capital appreciation by investing primarily in equity securities of companies located in a country other than the United States.

 .Putnam VT International Growth and Income Fund

Putnam VT International Growth and Income Fund seeks capital growth and a secondary objective of high current income by investing primarily in common stocks that Putnam Management believes offer potential for capital growth and may, when consistent with its investment objectives, invest in common stocks that offer potential for current income. Under normal market conditions, the fund expects to invest substantially all of its assets in securities principally traded on markets outside the United States.

 .Putnam VT International New Opportunities Fund

Putnam VT International New Opportunities Fund seeks long-term capital appreciation by investing in companies that have above-average growth prospect due to the fundamental growth of their market sector. Under normal market conditions, the fund expects to invest substantially all of its total assets, other than cash or short-term investments held pending investment, in common stocks, preferred stocks, convertible preferred stocks, convertible bonds, and other equity securities principally traded in securities markets outside the United States.

 .Putnam VT Money Market Fund

Putnam VT Money Market Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing a high quality money market instruments.

 .Putnam VT New Opportunities Fund

Putnam VT New Opportunities Fund seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy that Putnam Management believes possess above-average ongo-term growth potential.

 .Putnam VT Income Fund

 Please note: This fund was previously named Putnam VT U.S. Government and High Quality Bond Fund.

Putnam VT Income Fund seeks current income consistent with preservation of capital by investing in U.S. government and corporate debt securities. The corporate securities range in credit quality for investment grade to potentially higher-yielding so-called "junk bonds." The fund also invests significantly in mortgage--backed securities.

 .Putnam VT Utilities Growth and Income Fund

Putnam VT Utilities Growth and Income Fund seeks capital growth and current income concentrating its investments in debt and equity securities issued by companies in the public utilities industries.

 .Putnam VT Voyager Fund

Putnam VT Voyager Fund seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.


Agreements. We have has entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash

Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1)as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .  (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total
Cash Value of the Policy, (not including the Cash Value in the Loan Account,) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

      Eligible                                                  First Subsequent
      Employees                                                 Year    Years
      ---------                                                 ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1)with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the
Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers.

Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in
Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilize systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years (1)
           ----             --------------------------------------------------
 Executive Officers(2)

 Carl H. Anderson(4)       President and Chief Executive Officer since June,
                           1986. Vice President, New Ventures, since June 1986,
                           General American Life Insurance Co., St. Louis, Mo.
                           (GenAm).

 Matthew K. Duffy          Vice President and Chief Financial Officer since
                           July, 1996. Formerly Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-- June, 1996.

 E. Thomas Hughes, Jr. (4) Treasurer since December, 1994. Corporate Actuary
  General American Life    and Treasurer, GenAm since October, 1994. Executive
  Insurance Company        Vice President--Group Pensions, GenAm January,
  700 Market Street        1990--October, 1994.
  St. Louis, MO 63101

 Matthew P. McCauley(4)    Vice President and General Counsel since 1984.
  General American Life    Secretary since August, 1981. Vice President and
  Insurance Company        Associate General Counsel, GenAm, since December 30,
  700 Market Street        1995.
  St. Louis, MO 63101

 Craig K. Nordyke(4)       Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary
                           August, 1990--November, 1996; Second Vice President
                           and Chief Actuary, May, 1987--August, 1990.

 John R. Tremmel           Vice President--Operations and System Development
                           since January 1999. Formerly Chief Operating
                           Officer, ISP Alliance, April 1998--December 1998.
                           Vice President and General Manager of National
                           Operations Centers, Norell Corporation, January
                           1995--March 1998. Senior Vice President, Citicorp
                           Insurance Group, September 1986--December 1995.

 Directors(3)

 Richard A. Liddy          Chairman, President, and Chief Executive Officer,
                           GenAm, since May, 1992. President and Chief
                           Operating Officer, GenAm, May, 1988--May, 1992.

 Leonard M. Rubenstein     Chairman and Chief Executive Officer--Conning
                           Corporation and Conning Asset Management Company
                           since January, 1997. Executive Vice President--
                           Investments, GenAm, February, 1991--January, 1997.

 Warren J. Winer           Executive Vice President--Group, GenAm, since
                           September, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993--August, 1995; President, WF
                           Corroon, September, 1990--July, 1993.

 Bernard H Wolzenski       Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product
                           Management, GenAm, May, 1989--November, 1991.

 A. Greig Woodring         President, Reinsurance Group of America, Inc., since
                           May, 1993, and Executive Vice President--
                           Reinsurance, GenAm, since January, 1990.

--------
(1) All positions listed are with the Company unless otherwise indicated.
(2) The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
(3) The principal business address of each person listed is General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
(4) Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of Federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761



                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Putnam Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Putnam VT Money Market, Putnam VT New Opportunities, Putnam VT Growth and Income, Putnam VT High Yield, Putnam VT Diversified Income, Putnam VT Global Asset Allocation, Putnam VT Voyager, Putnam VT U.S. Government and High Quality Bond, Putnam VT Global Growth, Putnam VT Utilities Growth and Income, Putnam VT Asia Pacific Growth, Putnam VT International Growth, Putnam VT International Growth and Income, and Putnam VT International New Opportunities Divisions of Paragon Separate Account B as of December 31, 1998, and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the Putnam Variable Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Putnam VT Money Market, Putnam VT New Opportunities, Putnam VT Growth and Income, Putnam VT High Yield, Putnam VT Diversified Income, Putnam VT Global Asset Allocation, Putnam VT Voyager, Putnam VT U.S. Government and High Quality Bond, Putnam VT Global Growth, Putnam VT Utilities Growth and Income, Putnam VT Asia Pacific Growth, Putnam VT International Growth, Putnam VT International Growth and Income, Putnam VT International New Opportunities Divisions of Paragon Separate Account B as of December 31, 1998, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                       [SIGNATURE LOGO OF KPMG LLP]


April 2, 1999

[LOGO OF FOUR BOXES]

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS

                               December 31, 1998

                                                                                                                 U.S.
                                                                                                             Government &
                       Money        New        Growth &                  Diversified  Global Asset               High
                       Market  Opportunities    Income     High Yield      Income      Allocation   Voyager  Quality Bond
                      Division   Division      Division     Division      Division      Division    Division   Division
                      -------- ------------- ------------ ------------- ------------- ------------- -------- ------------
Net Assets:
Investments in Put-
 nam Variable Trust,
 at Market Value
 (See Schedule of
 Investments).......  $ 21,405    359,699      383,374       148,118       78,625        74,918     323,668     3,609
Receivable from
 Paragon Life
 Insurance Company..       363      3,296        4,920         2,180        1,672           938       4,676       122
                      --------    -------      -------       -------       ------        ------     -------     -----
 Total Net Assets...   21,768     362,995      388,294       150,298       80,297        75,856     328,344     3,731
                      ========    =======      =======       =======       ======        ======     =======     =====
Group Variable
 Universal Life Cash
 Value Invested in
 Separate Account...    21,768    362,995      388,294       150,298       80,297        75,856     328,344     3,731
                      --------    -------      -------       -------       ------        ------     -------     -----
                      $ 21,768    362,995      388,294       150,298       80,297        75,856     328,344     3,731
                      ========    =======      =======       =======       ======        ======     =======     =====
Total Units Held....    19,145     14,031       11,272        11,002        6,868         3,305       6,553       243
Net Asset Value Per
 Unit...............  $   1.14      25.87        34.45         13.66        11.69         22.95       50.11     15.35
Cost of Investments.  $ 21,405    272,461      345,822       160,498       81,444        70,094     255,285     3,444
                      ========    =======      =======       =======       ======        ======     =======     =====

                                 Utilities                              International International
                       Global    Growth &    Asia Pacific International   Growth &         New
                       Growth     Income        Growth       Growth        Income     Opportunities
                      Division   Division      Division     Division      Division      Division
                      -------- ------------- ------------ ------------- ------------- -------------
Net Assets:
Investments in Put-
 nam Variable Trust,
 at Market Value
 (See Schedule of
 Investments).......  $161,006     11,811      114,157         2,482        2,181           587
Receivable from
 Paragon Life
 Insurance Company..     3,050        219        1,772           128          198            32
                      --------    -------      -------       -------       ------        ------
 Total Net Assets...   164,056     12,030      115,929         2,610        2,379           619
                      ========    =======      =======       =======       ======        ======
Group Variable
 Universal Life Cash
 Value Invested in
 Separate Account...   164,056     12,030      115,929         2,610        2,379           619
                      --------    -------      -------       -------       ------        ------
                      $164,056     12,030      115,929         2,610        2,379           619
                      ========    =======      =======       =======       ======        ======
Total Units Held....     6,693        569       13,330           193          186            54
Net Asset Value Per
 Unit...............  $  24.51      21.14         8.70         13.52        12.79         11.46
Cost of Investments.  $140,807     10,478      126,692         2,346        2,156           554
                      ========    =======      =======       =======       ======        ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

 For the Years ended December 31, 1998, 1997 and for the Period from April 15,
                     1996 (Inception) to December 31, 1996

                              Money Market         New Opportunities        Growth & Income            High Yield
                                Division                Division               Division                 Division
                          ----------------------  ----------------------  ---------------------  ------------------------
                           1998     1997   1996    1998    1997    1996    1998    1997   1996     1998     1997   1996
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  --------------
Investment Income:
 Dividend Income........  $   946     526     79     --      --      --    4,668   2,280    --      8,438   3,575    --
Expenses:
 Mortality and Expense
 Charge.................      142      76     18   2,030   1,064     264   2,270   1,191    262       944     496    122
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
   Net Investment Income
   (Expense)............      804     450     61  (2,030) (1,064)   (264)  2,398   1,089   (262)    7,494   3,079   (122)
Net Realized Gain on In-
vestments
 Realized Gain from
 Distributions..........      --      --     --    3,510     --      --   30,476   5,550    --      1,234     415    --
 Proceeds from Sales....   91,184  25,049 16,444  33,161  37,344   6,211  32,638  12,784  3,792     6,065   5,800  9,552
 Cost of Investments
 Sold...................   91,184  25,049 16,444  28,400  36,869   6,257  30,358  11,255  3,703     6,143   5,459  9,467
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
   Net Realized Gain
   (Loss) on
   Investments..........      --      --     --    8,271     475     (46) 32,756   7,079     89     1,156     756     85
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......      --      --     --   29,656  (1,874)    --   28,979   7,003    --      6,736   1,820    --
 Unrealized Gain (Loss)
 End of Year............      --      --     --   87,238  29,656  (1,874) 37,552  28,979  7,003   (12,380)  6,736  1,820
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
 Net Unrealized Gain
 (Loss) on Investments..      --      --     --   57,582  31,530  (1,874)  8,573  21,976  7,003   (19,116)  4,916  1,820
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
   Net Gain (Loss) on
   Investments..........      --      --     --   65,853  32,005  (1,920) 41,329  29,055  7,092   (17,960)  5,672  1,905
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $   804     450     61  63,823  30,941  (2,184) 43,727  30,144  6,830   (10,466)  8,751  1,783
                          =======  ====== ======  ======  ======  ======  ======  ======  =====  ========  ====== ======
                           Diversified Income         Global Asset              Voyager          U.S. Government & High
                                Division          Allocation Division          Division          Quality Bond Division
                          ----------------------  ----------------------  ---------------------  ------------------------
                           1998     1997   1996    1998    1997    1996    1998    1997   1996     1998     1997   1996
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  --------------
Investment Income:
 Dividend Income........  $ 2,868   1,898    --    1,152   1,057     --      515     187    --        120      63    --
Expenses:
 Mortality and Expense
 Charge.................      517     315     82     453     325      69   1,802     945    215        20      11      3
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
   Net Investment Income
   (Expense)............    2,351   1,583    (82)    699     732     (69) (1,287)   (758)  (215)      100      52     (3)
Net Realized Gain on In-
vestments
 Realized Gain from
 Distributions..........    1,219     299    --    4,943   1,806     --   12,485   4,031    --          3     --     --
 Proceeds from Sales....   12,570     866    898  23,439  12,504   2,599  27,220  23,924  5,842       753     818    193
 Cost of Investments
 Sold...................   12,549     827    881  21,911  11,077   2,539  23,883  23,095  5,784       732     783    189
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
   Net Realized Gain
   (Loss) on Invest-
   ments................    1,240     338     17   6,471   3,233      60  15,822   4,860     58        24      35      4
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......    2,284   1,207    --    4,368   1,369     --   26,561     746    --         68      34    --
 Unrealized Gain (Loss)
 End of Year............   (2,819)  2,284  1,207   4,824   4,368   1,369  68,383  26,561    746       165      68     34
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
 Net Unrealized Gain
 (Loss) on Investments..   (5,103)  1,077  1,207     456   2,999   1,369  41,822  25,815    746        97      34     34
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
   Net Gain (Loss) on
   Investments..........   (3,863)  1,415  1,224   6,927   6,232   1,429  57,644  30,675    804       121      69     38
                          -------  ------ ------  ------  ------  ------  ------  ------  -----  --------  ------ ------
Increase (Decrease) in
Assets Resulting from
Operations..............  $(1,512)  2,998  1,142   7,626   6,964   1,360  56,357  29,917    589       221     121     35
                          =======  ====== ======  ======  ======  ======  ======  ======  =====  ========  ====== ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

 For the Years ended December 31, 1998, 1997 and for the Period from April 15,
                     1996 (Inception) to December 31, 1996

                                                                                                   International International
                                             Utilities                               International   Growth &         New
                        Global Growth         Growth &       Asia Pacific Growth        Growth        Income     Opportunities
                          Division        Income Division         Division             Division      Division      Division
                     -------------------  ----------------  -----------------------  ------------- ------------- -------------
                      1998   1997  1996   1998  1997  1996   1998     1997    1996       1998          1998          1998
                     ------- ----- -----  ----- ----- ----  -------  -------  -----  ------------- ------------- -------------
Investment Income:
 Dividend Income...  $ 2,505 1,086   --     104    56 --      3,084      881    --          8            27           --
Expenses:
 Mortality and Ex-
 pense Charge......      858   451   110     58    15   5       626      388    113         5             6             2
                     ------- ----- -----  ----- ----- ---   -------  -------  -----       ---           ---           ---
   Net Investment
   Income (Ex-
   pense)..........    1,647   635  (110)    46    41  (5)    2,458      493   (113)        3            21            (2)
Net Realized Gain
on Investments
 Realized Gain
 from Distribu-
 tions.............   12,526 1,168   --     176    77 --        --       --     --        --             65           --
 Proceeds from
 Sales.............   26,245 9,268 1,760  1,953 1,482 991    10,508    8,945  2,875       579           384            49
 Cost of Invest-
 ments Sold........   24,547 8,265 1,737  1,861 1,333 968    12,561    8,631  2,873       587           390            50
                     ------- ----- -----  ----- ----- ---   -------  -------  -----       ---           ---           ---
   Net Realized
   Gain (Loss) on
   Investments.....   14,224 2,171    23    268   226  23    (2,053)     314      2        (8)           59            (1)
Net Unrealized Gain
(Loss) on Invest-
ments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........    5,171 2,094   --     386   112 --     (9,973)   1,291    --        --            --            --
 Unrealized Gain
 (Loss) End of
 Year..............   20,199 5,171 2,094  1,333   386 112   (12,535)  (9,973) 1,291       136            25            33
                     ------- ----- -----  ----- ----- ---   -------  -------  -----       ---           ---           ---
 Net Unrealized
 Gain (Loss) on
 Investments.......   15,028 3,077 2,094    947   274 112    (2,562) (11,264) 1,291       136            25            33
                     ------- ----- -----  ----- ----- ---   -------  -------  -----       ---           ---           ---
   Net Gain (Loss)
   on Investments..   29,252 5,248 2,117  1,215   500 135    (4,615) (10,950) 1,293       128            84            32
                     ------- ----- -----  ----- ----- ---   -------  -------  -----       ---           ---           ---
Increase (Decrease)
in Assets Resulting
from Operations....  $30,899 5,883 2,007  1,261   541 130    (2,157) (10,457) 1,180       131           105            30
                     ======= ===== =====  ===== ===== ===   =======  =======  =====       ===           ===           ===


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

For the Years ended December 31, 1998, 1997 and the Period from April 15, 1996
                       (Inception) to December 31, 1996

                             Money Market          New Opportunities          Growth & Income
                               Division                 Division                  Division            High Yield Division
                        -----------------------  ------------------------  ------------------------  ----------------------
                         1998     1997    1996    1998     1997     1996    1998     1997     1996    1998     1997   1996
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
Operations:
 Net Investment Income
 (Expense)............. $   804      450     61   (2,030)  (1,064)   (264)   2,398    1,089    (262)   7,494   3,079   (122)
 Net Realized Gain
 (Loss) on
 Investments...........     --       --     --     8,271      475     (46)  32,756    7,079      89    1,156     756     85
 Net Unrealized Gain
 (Loss) on
 Investments...........     --       --     --    57,582   31,530  (1,874)   8,573   21,976   7,003  (19,116)  4,916  1,820
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
 Increase (Decrease)
 in Net Assets
 Resulting from
 Operations............     804      450     61   63,823   30,941  (2,184)  43,727   30,144   6,830  (10,466)  8,751  1,783
 Net Deposits into
 Separate Account......   7,829    7,110  5,514   82,102  102,551  85,761  102,404  126,292  78,897   63,083  49,608 37,539
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
   Increase in Net
   Assets..............   8,633    7,560  5,575  145,925  133,493  83,577  146,131  156,436  85,727   52,617  58,359 39,322
Net Assets, Beginning
of Year................  13,135    5,575    --   217,070   83,577     --   242,163   85,727     --    97,681  39,322    --
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
Net Assets, End of
Year................... $21,768  $13,135  5,575  362,995  217,070  83,577  388,294  242,163  85,727  150,298  97,681 39,322
                        =======  ======= ======  =======  =======  ======  =======  =======  ======  =======  ====== ======
                                                                                                       U.S. Government &
                          Diversified Income          Global Asset                                     High Quality Bond
                               Division           Allocation Division         Voyager Division             Division
                        -----------------------  ------------------------  ------------------------  ----------------------
                         1998     1997    1996    1998     1997     1996    1998     1997     1996    1998     1997   1996
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
Operations:
 Net Investment Income
 (Expense)............. $ 2,351    1,583    (82)     699      732     (69)  (1,287)    (758)   (215)     100      52     (3)
 Net Realized Gain
 (Loss) on
 Investments...........   1,240      338     17    6,471    3,233      60   15,822    4,860      58       24      35      4
 Net Unrealized Gain
 (Loss) on
 Investments...........  (5,103)   1,077  1,207      456    2,999   1,369   41,822   25,815     746       97      34     34
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
 Increase (Decrease)
 in Net Assets
 Resulting from
 Operations............  (1,512)   2,998  1,142    7,626    6,964   1,360   56,357   29,917     589      221     121     35
 Net Deposits into
 Separate Account......  20,485   32,252 24,932   12,108   24,714  23,084   82,247   90,250  68,984    1,567     875    912
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
   Increase in Net
   Assets..............  18,973   35,250 26,074   19,734   31,678  24,444  138,604  120,167  69,573    1,788     996    947
Net Assets, Beginning
of Year................  61,324   26,074    --    56,122   24,444     --   189,740   69,573     --     1,943     947    --
                        -------  ------- ------  -------  -------  ------  -------  -------  ------  -------  ------ ------
Net Assets, End of
Year................... $80,297   61,324 26,074   75,856   56,122  24,444  328,344  189,740  69,573    3,731   1,943    947
                        =======  ======= ======  =======  =======  ======  =======  =======  ======  =======  ====== ======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

For the Years ended December 31, 1998, 1997 and the Period from April 15, 1996
                       (Inception) to December 31, 1996

                                                                                                        International
                                                Utilities                                 International   Growth &
                                                 Growth &        Asia Pacific Growth         Growth        Income
                    Global Growth Division   Income Division           Division             Division      Division
                    ----------------------  ------------------  ------------------------  ------------- -------------
                      1998    1997   1996    1998  1997  1996    1998     1997     1996       1998          1998
                    -------- ------ ------  ------ ----- -----  -------  -------  ------  ------------- -------------
Operations:
 Net Investment
 Income (Expense).. $  1,647    635   (110)     46    41    (5)   2,458      493    (113)         3            21
 Net Realized Gain
 (Loss) on
 Investments.......   14,224  2,171     23     268   226    23   (2,053)     314       2         (8)           59
 Net Unrealized
 Gain (Loss) on
 Investments.......   15,028  3,077  2,094     947   274   112   (2,562) (11,264)  1,291        136            25
                    -------- ------ ------  ------ ----- -----  -------  -------  ------      -----         -----
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...   30,899  5,883  2,007   1,261   541   130   (2,157) (10,457)  1,180        131           105
 Net Deposits into
 Separate Account..   43,689 47,514 34,064   7,850   952 1,296   53,632   39,527  34,204      2,479         2,274
                    -------- ------ ------  ------ ----- -----  -------  -------  ------      -----         -----
   Increase in Net
   Assets..........   74,588 53,397 36,071   9,111 1,493 1,426   51,475   29,070  35,384      2,610         2,379
Net Assets,
Beginning of Year..   89,468 36,071    --    2,919 1,426   --    64,454   35,384     --         --            --
                    -------- ------ ------  ------ ----- -----  -------  -------  ------      -----         -----
Net Assets, End of
Year............... $164,056 89,468 36,071  12,030 2,919 1,426  115,929   64,454  35,384      2,610         2,379
                    ======== ====== ======  ====== ===== =====  =======  =======  ======      =====         =====
                    International
                         New
                    Opportunities
                      Division
                    -------------
                        1998
                    -------------
Operations:
 Net Investment
 Income (Expense)..       (2)
 Net Realized Gain
 (Loss) on
 Investments.......       (1)
 Net Unrealized
 Gain (Loss) on
 Investments.......       33
                    -------------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...       30
 Net Deposits into
 Separate Account..      589
                    -------------
   Increase in Net
   Assets..........      619
Net Assets,
Beginning of Year..      --
                    -------------
Net Assets, End of
Year...............      619
                    =============


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on April 15, 1996. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invest exclusively in shares of a single fund of Putnam Variable Trust (Putnam), an open-end, diversified management investment company. These funds are the Money Market Fund Division, New Opportunities Fund Division, Growth & Income Fund Division, High Yield Fund Division, Diversified Income Fund Division, Global Asset Allocation Fund Division, Voyager Fund Division, U.S. Government Bond & High Quality Bond Fund Division, Global Growth Fund Division, Utilities Growth & Income Fund Division, Asia Pacific Growth Fund Division, International Growth Division, International Growth & Income Division, and International New Opportunities Division (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Putnam are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                           PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) - Purchases and Sales

  For the Years ended December 31, 1998, 1997, and the Period from April 15, 1996 (inception) to December 31, 1996 purchases and proceeds from the sales of the Putnam Variable Trust were as follows:

                     Money Market                  New Opportunities                    Growth &             High Yield
                       Division                        Division                     Income Division           Division
                 --------------------- ----------------------------------------- ---------------------- --------------------
                  1998    1997   1996      1998          1997          1996       1998    1997    1996   1998   1997   1996
                 ------- ------ ------ ------------- ------------- ------------- ------- ------- ------ ------ ------ ------
Purchases....... $98,746 32,069 21,717    113,596       139,967       86,913     133,018 137,137 78,008 67,934 55,046 44,834
Sales........... $91,184 25,049 16,444     33,161        37,344        6,211      32,638  12,784  3,792  6,065  5,799  9,552
                 ======= ====== ======    =======       =======       ======     ======= ======= ====== ====== ====== ======
                  Diversified Income
                       Division
                 --------------------
                  1998   1997   1996
                 ------ ------ ------
Purchases....... 32,074 32,966 24,377
Sales........... 12,570    866    898
                 ====== ====== ======

                     Global Asset                       Voyager                  U.S. Government & High    Global Growth
                  Allocation Division                  Division                  Quality Bond Division        Division
                 --------------------- ----------------------------------------- ---------------------- --------------------
                  1998    1997   1996      1998          1997          1996       1998    1997    1996   1998   1997   1996
                 ------- ------ ------ ------------- ------------- ------------- ------- ------- ------ ------ ------ ------
Purchases....... $35,360 37,308 23,994    106,091       114,199       70,439       2,237   1,675  1,050 68,329 55,975 33,766
Sales........... $23,439 12,504  2,599     27,220        23,924        5,842         753     818    193 26,245  9,268  1,760
                 ======= ====== ======    =======       =======       ======     ======= ======= ====== ====== ====== ======

                  Utilities Growth &
                   Income Division
                 --------------------
                  1998   1997   1996
                 ------ ------ ------
Purchases.......  9,617  2,398  2,213
Sales...........  1,953  1,482    991
                 ====== ====== ======

                                                     International International
                                       International   Growth &         New
                  Asia Pacific Growth     Growth        Income     Opportunities
                       Division          Division      Division      Division
                 --------------------- ------------- ------------- -------------
                  1998    1997   1996      1998          1998          1998
                 ------- ------ ------ ------------- ------------- -------------
Purchases....... $63,472 48,243 35,077      2,925         2,454          604
Sales........... $10,508  8,945  2,875        579           384           49
                 ======= ====== ======    =======       =======       ======

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1998, 1997 and the Period from April 15, 1996 (inception) to December 31, 1996:

                       Money Market      New Opportunities   Growth & Income       High Yield        Diversified
                         Division            Division            Division           Division       Income Division
                   -------------------- ------------------- ------------------ ------------------ -----------------
                    1998   1997   1996   1998   1997  1996   1998  1997  1996   1998  1997  1996  1998  1997  1996
                   ------ ------ ------ ------ ------ ----- ------ ----- ----- ------ ----- ----- ----- ----- -----
Net Increase in
Units
 Deposits........  89,171 30,375 21,520  5,119  7,568 5,232  4,190 4,996 3,673  4,707 4,039 3,205 2,740 2,863 2,404
 Withdrawals.....  82,162 23,625 16,134  1,448  2,092   348    972   455   160    387   410   152 1,007    55    77
                   ------ ------ ------ ------ ------ ----- ------ ----- ----- ------ ----- ----- ----- ----- -----
 Net Increase in
 Units...........   7,009  6,750  5,386  3,671  5,476 4,884  3,218 4,541 3,513  4,320 3,629 3,053 1,733 2,808 2,327
Outstanding
Units,
 Beginning of
 Year............  12,136  5,386    --  10,360  4,884   --   8,054 3,513   --   6,682 3,053   --  5,135 2,327   --
                   ------ ------ ------ ------ ------ ----- ------ ----- ----- ------ ----- ----- ----- ----- -----
Outstanding
Units,
 End of Year.....  19,145 12,136  5,386 14,031 10,360 4,884 11,272 8,054 3,513 11,002 6,682 3,053 6,868 5,135 2,327
                   ====== ====== ====== ====== ====== ===== ====== ===== ===== ====== ===== ===== ===== ===== =====
                                                            U.S. Government &
                       Global Asset                         High Quality Bond    Global Growth    Utilities Growth
                   Allocation Division   Voyager Division        Division           Division      & Income Division
                   -------------------- ------------------- ------------------ ------------------ -----------------
                    1998   1997   1996   1998   1997  1996   1998  1997  1996   1998  1997  1996  1998  1997  1996
                   ------ ------ ------ ------ ------ ----- ------ ----- ----- ------ ----- ----- ----- ----- -----
Net Increase in
Units
 Deposits........   1,641  1,962  1,584  2,489  3,222 2,330    156   125    87  3,233 3,047 2,256   511   154   124
 Withdrawals.....   1,092    632    158    610    700   178     50    60    15  1,240   497   106   100    93    27
                   ------ ------ ------ ------ ------ ----- ------ ----- ----- ------ ----- ----- ----- ----- -----
 Net Increase in
 Units...........     549  1,330  1,426  1,879  2,522 2,152    106    65    72  1,993 2,550 2,150   411    61    97
Outstanding
Units,
 Beginning of
 Year............   2,756  1,426    --   4,674  2,152   --     137    72   --   4,700 2,150   --    158    97   --
                   ------ ------ ------ ------ ------ ----- ------ ----- ----- ------ ----- ----- ----- ----- -----
Outstanding
Units,
 End of Year.....   3,305  2,756  1,426  6,553  4,674 2,152    243   137    72  6,693 4,700 2,150   569   158    97
                   ====== ====== ====== ====== ====== ===== ====== ===== ===== ====== ===== ===== ===== ===== =====

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity--(continued)

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 1998, 1997 and the Period from April 15, 1996 (inception) to December 31, 1996:

                                                           International International
                                             International   Growth &         New
                             Asia Pacific       Growth        Income     Opportunities
                           Growth Division     Division      Division      Division
                          ------------------ ------------- ------------- -------------
                           1998  1997  1996      1998          1998          1998
                          ------ ----- ----- ------------- ------------- -------------
Net Increase in Units
 Deposits...............   7,545 4,512 3,498      239           218            59
 Withdrawals............   1,168   794   263       46            32             5
                          ------ ----- -----      ---           ---           ---
 Net Increase in Units..   6,377 3,718 3,235      193           186            54
Outstanding Units,
 Beginning of Year......   6,953 3,235   --       --            --            --
                          ------ ----- -----      ---           ---           ---
Outstanding Units,
 End of Year............  13,330 6,953 3,235      193           186            54
                          ====== ===== =====      ===           ===           ===

                          PARAGON SEPARATE ACCOUNT B

(6)--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of Putnam Variable Trust. Net deposits represent the amount available for investments in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the Year ended December 31, 1998, 1997 and for the period from April 15, 1996 (inception) to December 31, 1996:

                          Money Market             New Opportunities           Growth & Income             High Yield
                            Division                   Division                   Division                  Division
                    --------------------------  -------------------------  -------------------------  ----------------------
                      1998     1997     1996     1998     1997     1996     1998     1997     1996     1998    1997    1996
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
Total Gross
Deposits........... $187,420  142,131  125,358  165,316  176,664  129,671  177,459  170,743  105,821  78,118  68,686  51,717
Surrenders and
Withdrawals........   (1,772)  (1,939)    (437) (21,214) (13,699)    (584)  (3,882)  (2,820)    (477) (2,362)   (976)    --
Transfers Between
Funds and General
Account............   (8,401)    (440)     (9)    3,079   (3,765)     126  (18,609)   5,484      227  10,100       8    (227)
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......  177,247  139,752  124,912  147,181  159,200  129,213  154,968  173,407  105,571  85,856  67,718  51,490
Deductions:
 Premium Expense
 Charges...........    5,616    4,387    3,763    4,954    5,452    3,892    5,317    5,270    3,177   2,338   2,120   1,552
 Monthly Expense
 Charges...........    7,913    2,902      203    2,905    3,607    3,045    2,282    3,486    3,124     987   1,402   1,433
 Cost of Insurance
 and Optional
 Benefits..........  155,889  125,353  115,432   57,220   47,590   36,515   44,965   38,359   20,373  19,448  14,588  10,966
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
   Total
   Deductions......  169,418  132,642  119,398   65,079   56,649   43,452   52,564   47,115   26,674  22,773  18,110  13,951
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
Net Deposits from
Policyholders...... $  7,829    7,110    5,514   82,102  102,551   85,761  102,404  126,292   78,897  63,083  49,608  37,539
                    ========  =======  =======  =======  =======  =======  =======  =======  =======  ======  ======  ======
                                                                                                        U.S. Goverment &
                       Diversified Income       Global Asset Allocation            Voyager             High Quality Bond
                            Division                   Division                   Division                  Division
                    --------------------------  -------------------------  -------------------------  ----------------------
                      1998     1997     1996     1998     1997     1996     1998     1997     1996     1998    1997    1996
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
Total Gross
Deposits........... $ 39,709   41,160   32,211   53,892   53,792   37,256  151,049  149,063  105,904   3,617   2,396   1,835
Surrenders and
Withdrawals........     (231)    (123)     --   (14,261)  (5,339)    (347) (13,314)  (7,566)    (605)    (21)   (371)    --
Transfers Between
Funds and General
Account............  (10,398)     (1)      (76)    (129)     --       --     3,068   (2,579)    (163)    --       (1)    (76)
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
   Total Gross
   Deposits net of
   Surrenders,
   Withdrawals, and
   Transfers.......   29,080   41,036   32,135   39,502   48,453   36,909  140,803  138,918  105,136   3,596   2,024   1,759
Deductions:
 Premium Expense
 Charges...........    1,190    1,270      967    1,615    1,660    1,118    4,523    4,601    3,179     108      74      55
 Monthly Expense
 Charges...........      358      840      950    1,245    1,098      891    2,610    3,043    2,535      93      49      35
 Cost of Insurance
 and Optional
 Benefits..........    7,047    6,674    5,286   24,534   20,981   11,816   51,423   41,024   30,438   1,828   1,026     757
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
   Total
   Deductions......    8,595    8,784    7,203   27,394   23,739   13,825   58,556   48,668   36,152   2,029   1,149     847
                    --------  -------  -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
Net Deposits from
Policyholders...... $ 20,485   32,252   24,932   12,108   24,714   23,084   82,247   90,250   68,984   1,567     875     912
                    ========  =======  =======  =======  =======  =======  =======  =======  =======  ======  ======  ======

                           PARAGON SEPARATE ACCOUNT B

(6)--Reconciliation of Gross and Net Deposits into the Separate Account-- (Continued)

                                                                                                           International
                                                             Utilities Growth &    Asia Pacific Growth        Growth
                               Global Growth Division         Income Division            Division            Division
                         ----------------------------------  --------------------  ----------------------  -------------
                             1998          1997       1996    1998   1997   1996    1998    1997    1996       1998
                         ------------- ------------- ------  ------  -----  -----  ------  ------  ------  -------------
Total Gross Deposits....   $ 88,759       68,166     45,346   6,899  3,893  2,733  66,747  64,011  50,107      3,779
Surrenders and
 Withdrawals............    (21,423)      (5,983)      (122)   (613)  (567)   (43) (2,682) (3,911)    (95)       --
Transfers Between Funds
 and General Account....      1,887        2,526        248   5,352   (580)   --    9,609    (662)   (351)       204
                           --------       ------     ------  ------  -----  -----  ------  ------  ------      -----
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........     69,223       64,709     45,472  11,638  2,746  2,690  73,674  59,438  49,661      3,983
Deductions:
 Premium Expense
  Charges...............      2,659        2,104      1,361     207    120     82   2,000   1,976   1,504        113
 Monthly Expense
  Charges...............      1,105        1,392      1,314     173     79     52     872   1,307   1,289         67
 Cost of Insurance and
  Optional Benefits.....     21,770       13,699      8,733   3,408  1,595  1,260  17,170  16,628  12,664      1,324
                           --------       ------     ------  ------  -----  -----  ------  ------  ------      -----
   Total Deductions.....     25,534       17,195     11,408   3,788  1,794  1,394  20,042  19,911  15,457      1,504
                           --------       ------     ------  ------  -----  -----  ------  ------  ------      -----
Net Deposits from
 Policyholders..........   $ 43,689       47,514     34,064   7,850    952  1,296  53,632  39,527  34,204      2,479
                           ========       ======     ======  ======  =====  =====  ======  ======  ======      =====
                         International International
                           Growth &         New
                            Income     Opportunities
                           Division      Division
                         ------------- -------------
                             1998          1998
                         ------------- -------------
Total Gross Deposits....   $  3,740          961
Surrenders and
 Withdrawals............       (218)         --
Transfers Between Funds
 and General Account....         25           21
                           --------       ------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........      3,547          982
Deductions:
 Premium Expense
  Charges...............        112           29
 Monthly Expense
  Charges...............         56           18
 Cost of Insurance and
  Optional Benefits.....      1,105          346
                           --------       ------
   Total Deductions.....      1,273          393
                           --------       ------
Net Deposits from
 Policyholders..........   $  2,274          589
                           ========       ======

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1998

                                                     Number    Market
                                                    of Shares  Value     Cost
                                                    --------- -------- --------
Putnam Variable Trust:
  Money Market Fund................................  21,405   $ 21,405 $ 21,405
  New Opportunities Fund...........................  13,803    359,699  272,461
  Growth & Income Fund.............................  13,325    383,374  345,822
  High Yield Fund..................................  12,660    148,118  160,498
  Diversified Income Fund..........................   7,495     78,625   81,444
  Global Asset Fund................................   3,953     74,918   70,094
  Voyager Fund.....................................   7,059    323,668  255,285
  U.S. Government Bond Fund........................     261      3,609    3,444
  Global Growth Fund...............................   7,939    161,006  140,807
  Utilities Growth & Income Fund...................     649     11,811   10,478
  Asia Pacific Growth Fund.........................  13,704    114,157  126,692
  International Growth Fund........................     184      2,482    2,346
  International Growth & Income Fund...............     178      2,181    2,156
  International New Opportunities Fund.............      51        587      554




                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1998) of .673%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.734%, 4.266%, and 10.266%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.734%)
                              -------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                              ------------------------------      -------------------------------
             PREM              CASH             DEATH              CASH              DEATH
 YR        at 5.00%           VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           ------           --------           -------           --------
  1        $  6,161           $3,046           $500,000           $ 4,876           $500,000
  2          12,630            5,886            500,000             9,583            500,000
  3          19,423            8,478            500,000            14,162            500,000
  4          26,555           10,814            500,000            18,544            500,000
  5          34,045           12,871            500,000            22,743            500,000
  6          41,908           14,630            500,000            26,762            500,000
  7          50,165           16,062            500,000            30,606            500,000
  8          58,834           17,126            500,000            34,218            500,000
  9          67,937           17,786            500,000            37,665            500,000
 10          77,496           18,011            500,000            40,891            500,000
 11          87,532           17,793            500,000            43,842            500,000
 12          98,070           17,101            500,000            46,583            500,000
 13         109,134           15,928            500,000            49,065            500,000
 14         120,752           14,246            500,000            51,235            500,000
 15         132,951           12,000            500,000            53,100            500,000
 16         145,760            9,127            500,000            54,665            500,000
 17         159,209            5,514            500,000            55,877            500,000
 18         173,331            1,024            500,000            56,683            500,000
 19         188,159                0                  0            57,093            500,000
 20         203,728                0                  0            57,054            500,000
 25         294,060                0                  0            47,204            500,000
 30         409,348                0                  0             8,258            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 1.00%                        (Monthly Premium:
                                                     $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at
                                                   4.266%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,146           $500,000           $  5,035           $500,000
  2          12,630             6,269            500,000             10,199            500,000
  3          19,423             9,322            500,000             15,536            500,000
  4          26,555            12,291            500,000             20,983            500,000
  5          34,045            15,147            500,000             26,554            500,000
  6          41,908            17,863            500,000             32,258            500,000
  7          50,165            20,398            500,000             38,104            500,000
  8          58,834            22,701            500,000             44,039            500,000
  9          67,937            24,722            500,000             50,133            500,000
 10          77,496            26,414            500,000             56,338            500,000
 11          87,532            27,750            500,000             62,603            500,000
 12          98,070            28,680            500,000             68,996            500,000
 13         109,134            29,176            500,000             75,477            500,000
 14         120,752            29,186            500,000             81,999            500,000
 15         132,951            28,628            500,000             88,574            500,000
 16         145,760            27,411            500,000             95,212            500,000
 17         159,209            25,384            500,000            101,870            500,000
 18         173,331            22,368            500,000            108,509            500,000
 19         188,159            18,164            500,000            115,142            500,000
 20         203,728            12,562            500,000            121,731            500,000
 25         294,060                 0                  0            151,898            500,000
 30         409,348                 0                  0            167,986            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.266%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,244           $500,000           $  5,192           $500,000
  2          12,630             6,660            500,000             10,829            500,000
  3          19,423            10,219            500,000             16,996            500,000
  4          26,555            13,929            500,000             23,679            500,000
  5          34,045            17,779            500,000             30,941            500,000
  6          41,908            21,764            500,000             38,847            500,000
  7          50,165            25,869            500,000             47,470            500,000
  8          58,834            30,064            500,000             56,828            500,000
  9          67,937            34,325            500,000             67,068            500,000
 10          77,496            38,631            500,000             78,231            500,000
 11          87,532            42,985            500,000             90,366            500,000
 12          98,070            47,366            500,000            103,648            500,000
 13         109,134            51,781            500,000            118,163            500,000
 14         120,752            56,214            500,000            134,009            500,000
 15         132,951            60,628            500,000            151,353            500,000
 16         145,760            64,976            500,000            170,382            500,000
 17         159,209            69,163            500,000            191,267            500,000
 18         173,331            73,068            500,000            214,206            500,000
 19         188,159            76,556            500,000            239,478            500,000
 20         203,728            79,487            500,000            267,364            500,000
 25         294,060            80,852            500,000            459,593            533,128
 30         409,348            27,927            500,000            776,542            830,899

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.734%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,802           $508,802           $ 10,637           $510,637
  2          25,261            17,282            517,282             20,998            520,998
  3          38,846            25,398            525,398             31,122            531,122
  4          53,111            33,144            533,144             40,942            540,942
  5          68,090            40,497            540,497             50,470            550,470
  6          83,817            47,441            547,441             59,710            559,710
  7         100,330            53,946            553,946             68,668            568,668
  8         117,669            59,973            559,973             77,283            577,283
  9         135,875            65,488            565,488             85,626            585,626
 10         154,992            70,466            570,466             93,637            593,637
 11         175,064            74,902            574,902            101,257            601,257
 12         196,140            78,772            578,772            108,556            608,556
 13         218,269            82,079            582,079            115,483            615,483
 14         241,505            84,803            584,803            121,977            621,977
 15         265,903            86,900            586,900            128,047            628,047
 16         291,521            88,323            588,323            133,699            633,699
 17         318,419            88,976            588,976            138,877            638,877
 18         346,663            88,748            588,748            143,522            643,522
 19         376,319            87,530            587,530            147,650            647,650
 20         407,457            85,227            585,227            151,205            651,205
 25         588,120            55,780            555,780            157,496            657,496
 30         818,697                 0                  0            133,383            633,383

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.266%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,089           $509,089           $ 10,985           $510,985
  2          25,261             18,392            518,392             22,343            522,343
  3          38,846             27,868            527,868             34,127            534,127
  4          53,111             37,511            537,511             46,282            546,282
  5          68,090             47,299            547,299             58,829            558,829
  6          83,817             57,214            557,214             71,787            571,787
  7         100,330             67,224            567,224             85,171            585,171
  8         117,669             77,284            577,284             98,934            598,934
  9         135,875             87,355            587,355            113,158            613,158
 10         154,992             97,399            597,399            127,797            627,797
 11         175,064            107,404            607,404            142,801            642,801
 12         196,140            117,331            617,331            158,253            658,253
 13         218,269            127,172            627,172            174,112            674,112
 14         241,505            136,891            636,891            190,326            690,326
 15         265,903            146,429            646,429            206,913            706,913
 16         291,521            155,717            655,717            223,887            723,887
 17         318,419            164,634            664,634            241,200            741,200
 18         346,663            173,037            673,037            258,797            758,797
 19         376,319            180,775            680,775            276,697            776,697
 20         407,457            187,704            687,704            294,847            794,847
 25         588,120            206,448            706,448            386,247            886,247
 30         818,697            178,667            678,667            464,775            964,775

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                 10.266%)
                           --------------------------------------------------------------------
                                 GUARANTEED*                          CURRENT**
                           -------------------------------     --------------------------------
            PREM             CASH             DEATH              CASH              DEATH
 YR       at 5.00%          VALUE            BENEFIT             VALUE            BENEFIT
 ---      --------         --------         ----------         ---------         ----------
  1       $ 12,322         $  9,372         $  509,372         $  11,326         $  511,326
  2         25,261           19,527            519,527            23,717            523,717
  3         38,846           30,492            530,492            37,320            537,320
  4         53,111           42,341            542,341            52,184            552,184
  5         68,090           55,131            555,131            68,444            568,444
  6         83,817           68,935            568,935            86,244            586,244
  7        100,330           83,819            583,819           105,744            605,744
  8        117,669           99,844            599,844           127,048            627,048
  9        135,875          117,083            617,083           150,411            650,411
 10        154,992          135,624            635,624           175,977            675,977
 11        175,064          155,588            655,588           203,902            703,902
 12        196,140          177,084            677,084           234,498            734,498
 13        218,269          200,264            700,264           267,979            767,979
 14        241,505          225,270            725,270           304,570            804,570
 15        265,903          252,233            752,233           344,593            844,593
 16        291,521          281,292            781,292           388,401            888,401
 17        318,419          312,550            812,550           436,315            936,315
 18        346,663          346,101            846,101           488,687            988,687
 19        376,319          382,050            882,050           545,984          1,045,984
 20        407,457          420,527            920,527           608,644          1,108,644
 25        588,120          658,215          1,158,215         1,020,078          1,520,078
 30        818,697          988,219          1,488,219         1,652,557          2,152,557

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.266%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,521           $500,000           $  9,971           $500,000
  2          25,261            14,689            500,000             19,708            500,000
  3          38,846            21,438            500,000             29,128            500,000
  4          53,111            27,744            500,000             38,302            500,000
  5          68,090            33,587            500,000             47,179            500,000
  6          83,817            38,968            500,000             55,711            500,000
  7         100,330            43,868            500,000             63,969            500,000
  8         117,669            48,293            500,000             71,911            500,000
  9         135,875            52,227            500,000             79,494            500,000
 10         154,992            55,632            500,000             86,730            500,000
 11         175,064            58,463            500,000             93,633            500,000
 12         196,140            60,634            500,000            100,163            500,000
 13         218,269            62,041            500,000            106,281            500,000
 14         241,505            62,576            500,000            112,005            500,000
 15         265,903            62,137            500,000            117,300            500,000
 16         291,521            60,658            500,000            122,128            500,000
 17         318,419            58,058            500,000            126,507            500,000
 18         346,663            54,267            500,000            130,212            500,000
 19         376,319            49,189            500,000            133,165            500,000
 20         407,457            42,631            500,000            135,330            500,000
 25         588,120                 0                  0            130,617            500,000
 30         818,697                 0                  0             85,076            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.266%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,767           $500,000           $ 10,297           $500,000
  2          25,261             15,639            500,000             20,973            500,000
  3          38,846             23,553            500,000             31,954            500,000
  4          53,111             31,483            500,000             43,328            500,000
  5          68,090             39,408            500,000             55,056            500,000
  6          83,817             47,333            500,000             67,106            500,000
  7         100,330             55,238            500,000             79,563            500,000
  8         117,669             63,135            500,000             92,406            500,000
  9         135,875             71,011            500,000            105,613            500,000
 10         154,992             78,837            500,000            119,220            500,000
 11         175,064             86,577            500,000            133,263            500,000
 12         196,140             94,155            500,000            147,736            500,000
 13         218,269            101,481            500,000            162,635            500,000
 14         241,505            108,464            500,000            178,016            500,000
 15         265,903            115,018            500,000            193,889            500,000
 16         291,521            121,093            500,000            210,275            500,000
 17         318,419            126,629            500,000            227,244            500,000
 18         346,663            131,577            500,000            244,694            500,000
 19         376,319            135,870            500,000            262,655            500,000
 20         407,457            139,363            500,000            281,201            500,000
 25         588,120            135,166            500,000            385,709            500,000
 30         818,697             49,109            500,000            525,805            552,096

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                              10.266%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,009       $  500,000       $   10,617       $  500,000
  2        25,261           16,611          500,000           22,264          500,000
  3        38,846           25,802          500,000           34,958          500,000
  4        53,111           35,624          500,000           48,884          500,000
  5        68,090           46,129          500,000           64,121          500,000
  6        83,817           57,405          500,000           80,761          500,000
  7       100,330           69,530          500,000           99,032          500,000
  8       117,669           82,624          500,000          119,075          500,000
  9       135,875           96,804          500,000          141,054          500,000
 10       154,992          112,185          500,000          165,210          500,000
 11       175,064          128,904          500,000          191,815          500,000
 12       196,140          147,088          500,000          221,138          500,000
 13       218,269          166,883          500,000          253,492          500,000
 14       241,505          188,482          500,000          289,284          500,000
 15       265,903          212,135          500,000          328,947          500,000
 16       291,521          238,186          500,000          372,990          500,000
 17       318,419          267,048          500,000          422,032          502,218
 18       346,663          299,237          500,000          476,306          562,041
 19       376,319          335,371          500,000          535,906          627,010
 20       407,457          376,175          500,000          601,352          697,569
 25       588,120          668,322          715,104        1,041,254        1,114,142
 30       818,697        1,143,413        1,200,584        1,754,067        1,841,771

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                    1.734%)
                               ----------------------------------------------------------------------
                                    GUARANTEED*                            CURRENT**
                               --------------------------------      --------------------------------
             PREM                CASH              DEATH               CASH              DEATH
 YR        at 5.00%             VALUE             BENEFIT             VALUE             BENEFIT
 ---       ---------           --------           --------           --------           --------
  1        $  26,698           $ 20,802           $520,802           $ 23,271           $523,271
  2           54,732             40,959            540,959             46,049            546,049
  3           84,168             60,404            560,404             68,247            568,247
  4          115,075             79,109            579,109             89,941            589,941
  5          147,528             97,050            597,050            111,075            611,075
  6          181,603            114,229            614,229            131,592            631,592
  7          217,382            130,623            630,623            151,568            651,568
  8          254,950            146,240            646,240            170,955            670,955
  9          294,397            161,064            661,064            189,696            689,696
 10          335,816            175,056            675,056            207,803            707,803
 11          379,305            188,170            688,170            225,287            725,287
 12          424,970            200,316            700,316            242,094            742,094
 13          472,917            211,386            711,386            258,170            758,170
 14          523,262            221,274            721,274            273,534            773,534
 15          576,124            229,888            729,888            288,133            788,133
 16          631,629            237,186            737,186            301,916            801,916
 17          689,909            243,118            743,118            314,902            814,902
 18          751,104            247,662            747,662            326,786            826,786
 19          815,358            250,775            750,775            337,464            837,464
 20          882,825            252,329            752,329            346,891            846,891
 25        1,274,261            228,553            728,553            370,968            870,968
 30        1,773,845            130,673            630,673            344,381            844,381

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
                                                     (Monthly Premium:
                                                     $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                               4.266%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,482       $  521,482       $   24,031       $  524,031
  2          54,732         43,587          543,587           48,995          548,995
  3          84,168         66,261          566,261           74,835          574,835
  4         115,075         89,486          589,486          101,653          601,653
  5         147,528        113,249          613,249          129,426          629,426
  6         181,603        137,562          637,562          158,128          658,128
  7         217,382        162,411          662,411          187,864          687,864
  8         254,950        187,814          687,814          218,620          718,620
  9         294,397        213,764          713,764          250,371          750,371
 10         335,816        240,230          740,230          283,160          783,160
 11         379,305        267,172          767,172          317,032          817,032
 12         424,970        294,503          794,503          351,967          851,967
 13         472,917        322,112          822,112          387,943          887,943
 14         523,262        349,881          849,881          425,012          925,012
 15         576,124        377,704          877,704          463,154          963,154
 16         631,629        405,515          905,515          502,347        1,002,347
 17         689,909        433,242          933,242          542,644        1,042,644
 18         751,104        460,833          960,833          583,763        1,083,763
 19         815,358        488,216          988,216          625,613        1,125,613
 20         882,825        515,224        1,015,224          668,159        1,168,159
 25       1,274,261        634,205        1,134,205          886,959        1,386,959
 30       1,773,845        693,709        1,193,709        1,101,085        1,601,085

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

 Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                10.266%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       at 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,150       $  522,150       $   24,779       $  524,779
  2          54,732           46,271          546,271           52,006          552,006
  3          84,168           72,484          572,484           81,833          581,833
  4         115,075          100,959          600,959          114,596          614,596
  5         147,528          131,892          631,892          150,528          650,528
  6         181,603          165,524          665,524          189,886          689,886
  7         217,382          202,094          702,094          233,091          733,091
  8         254,950          241,900          741,900          280,478          780,478
  9         294,397          285,242          785,242          332,407          832,407
 10         335,816          332,430          832,430          389,345          889,345
 11         379,305          383,796          883,796          451,809          951,809
 12         424,970          439,657          939,657          520,298        1,020,298
 13         472,917          500,346        1,000,346          595,364        1,095,364
 14         523,262          566,229        1,066,229          677,690        1,177,690
 15         576,124          637,722        1,137,722          767,955        1,267,955
 16         631,629          715,335        1,215,335          866,909        1,366,909
 17         689,909          799,626        1,299,626          975,451        1,475,451
 18         751,104          891,233        1,391,233        1,094,233        1,594,233
 19         815,358          990,844        1,490,844        1,224,179        1,724,179
 20         882,825        1,099,122        1,599,122        1,366,373        1,866,373
 25       1,274,261        1,794,656        2,294,656        2,304,177        2,804,177
 30       1,773,845        2,831,220        3,331,220        3,771,704        4,271,704

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                                                     MFS
                                                                     Variable
                                                                     Insurance
                                                                     Trust





                     [PARAGON LIFE INSURANCE COMPANY LOGO]




            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999

                                                                         50456
                                                                           Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each Division of the Separate Account will invest solely in a corresponding investment portfolio of MFS Variable Insurance Trust:

                FUND                                      FUND
MFS Emerging Growth Series                MFS Global Governments Series
MFS Capital Opportunities Series          MFS Foreign & Colonial Emerging
MFS Research Series                           Markets Equity Series
MFS Growth With Income Series             MFS Bond Series
MFS Total Return Series                   MFS Limited Maturity Series
MFS Utilities Series                      MFS Money Market Series
MFS High Income Series                    MFS New Discovery Series
                                          MFS Growth Series

                  The date of this Prospectus is May 1, 1999.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company and the Separate Account.....................................  10
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  25
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  38
Safekeeping of the Separate Account's Assets.............................  41
Voting Rights............................................................  41
State Regulation of the Company..........................................  42
Management of the Company................................................  43
Legal Matters............................................................  44
Legal Proceedings........................................................  44
Experts..................................................................  44
Additional Information...................................................  44
Definitions..............................................................  45
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employee-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account, and The Funds") for a complete description of the available. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured. See "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for Federal or state income taxes. (See "federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                     Other Expenses(1)
                                    Management Fees       (after        Total
                                    (after fee waive reimbursement as   Annual
          Fund                       as applicable)     applicable)    Expenses
          ----                      ---------------- ----------------- --------
     MFS Emerging Growth Series          0.75%             0.10%        0.85%
     MFS Capital Opportunities
      Series(/2/)                        0.75%             0.27%        1.02%
     MFS Research Series                 0.75%             0.11%        0.86%
     MFS Growth With Income Series       0.75%             0.13%        0.88%
     MFS Total Return Series             0.75%             0.16%        0.91%
     MFS Utilities Series                0.75%             0.26%        1.01%
     MFS High Income Series              0.75%             0.28%        1.03%
     MFS Global Governments
      Series(/2/)                        0.75%             0.26%        1.01%
     MFS Foreign & Colonial
      Emerging Markets Equity
      Series(/2/)                        1.25%             0.28%        1.53%
     MFS Bond Series(/2/)                0.60%             0.42%        1.02%
     MFS Limited Maturity
      Series(/2/)                        0.55%             0.48%        1.03%
     MFS Money Market Series(/2/)        0.50%             0.12%        0.62%
     MFS New Discovery Series(/2/)       0.90%             0.27%        1.17%
     MFS Growth Series(/2/)              0.75%             0.25%        1.00%

  (/1/) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

  (/2/) MFS has contractually agreed to bear expenses for these series, subject to reimbursement by these series, such that each such series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.40% for the Bond Series, 0.45% for the Limited Maturity Series, 0.10% for the Money Market Series, and 0.25% for each remaining series. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expenses reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above or that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series' equal the prior payment of such reimbursable expenses by MFS, or December 31, 2001, in the case of the New Discovery Series and May 1, 2002 in the case of the Growth Series and the Global Equity Series.) MFS may, in its discretion, terminate this contractual arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series.

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Right and Privileges--Eligibility Change Conversion.")


Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on our December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

MFS Variable Insurance Trust

The Separate Account invests shares of MFS Variable Insurance Trust, a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for MFS Variable Insurance Trust. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Fund:

MFS Emerging Growth Series

MFS Emerging Growth Series will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS Capital Opportunities Series

 Please note: This Series was previously named, MFS Value Series

MFS Capital Opportunities Series will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which the series' adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS Research Series

MFS Research Series will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS Growth With Income Series

MFS Growth With Income Series will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the fund generally focuses on companies with larger market capitalizations that the series' adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS Total Return Series

MFS Total Return Series will primarily seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests (I) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

MFS Utilities Series

MFS Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its total assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

MFS High Income Series

MFS High Income Series will seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds.)

MFS Global Governments Series

 Please note: This Series was previously named, MFS World Governments Series

MFS Global Governments Series will seek to provide income and capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in debt obligations that are issued or guaranteed as to principal and interest by either (I) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (including emerging markets.) The series may also invest in corporate bonds (including lower rated bonds commonly known as junk bonds) and mortgage-backed and assets-backed securities.

MFS Foreign & Colonial Emerging Markets Equity Series

  Please note: Shares of this series are not available for purchase by variable life policyholders whose policies take effect on or after May 1, 1999.

MFS Foreign & Colonial Emerging Markets Equity Series will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries.

MFS Bond Series

MFS Bond Series will primarily seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital. The series invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities, and mortgage-backed and asset-backed securities.

MFS Limited Maturity Series

  Please note: Shares of this series are not available for purchase by variable life policyholders whose policies take effect on or after May 1, 1999.

MFS Limited Maturity Series will primarily seek to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The series invests, under normal market conditions, at least 65% of its total assets in fixed icnome securities with "limited" maturities (generally securities with remaining maturities of 5 years or less.)

MFS Money Market Series

MFS Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series will invest exclusively in U.S. dollar denominated money market instruments.

MFS New Discovery Series

MFS New Discovery Series will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

MFS Growth Series

MFS Growth Series will seek to provide long-term growth of capital and future income rather than current income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the series' adviser believes offer better than average prospects for long-term growth.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate

Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue

Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  .20 days from the date the Owner received the new Policy specifications page for the increase;

  .within 10 days of mailing the right to cancellation notice to the Owner;
   or

  .within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .(b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                      Subsequent
   Eligible Employees                                      First Year   Years
   ------------------                                      ---------- ----------
   250-499................................................   $5.00      $2.50
   500-999................................................   $4.75      $2.25
   1,000+.................................................   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the

Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 % additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilizes systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort that have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                           MANAGEMENT OF THE COMPANY

            Name              Principal Occupation(s) During Past Five Years/1/
 --------------------------- --------------------------------------------------
 Executive Officers/2/

    Carl H. Anderson/4/      President and Chief Executive Officer since June,
                             1986. Vice President, New Ventures, since June
                             1986, General American Life Insurance Co., St.
                             Louis, MO (GenAm).

    Matthew K. Duffy         Vice President and Chief Financial Officer since
                             July, 1996. Formerly Director of Accounting,
                             Prudential Insurance Company of America, March,
                             1987-June, 1996.

    E. Thomas Hughes, Jr./4/ Treasurer since December, 1994. Corporate Actuary
    General American Life    and Treasurer, GenAm since October, 1994.
    Insurance Company        Executive Vice President--Group Pensions, GenAm
    700 Market Street        January, 1990-October, 1994.
    St. Louis, MO 63101

    Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
    General American Life    Secretary since August, 1981. Vice President and
    Insurance Company        Associate General Counsel , GenAm, since December
    700 Market Street        30, 1995.
    St. Louis, MO 63101

    Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                             November, 1996. Vice President and Chief Actuary
                             August, 1990-November, 1996; Second Vice President
                             and Chief Actuary, May, 1987-August, 1990.

    John R. Tremmel          Vice President Operations and System Development
                             since January 1999. Formerly Chief Operating
                             Officer, ISP Alliance, April 1998-December 1998.
                             Vice President and General Manager of National
                             Operations Centers, Norell Corporation, January
                             1995-March 1998. Senior Vice President, Citicorp
                             Insurance Group, September 1986-December 1995.

 Directors/3/
    Richard A. Liddy         Chairman, President, and Chief Executive Officer,
                             GenAm, since May, 1992. President and Chief
                             Operating Officer, GenAm, May, 1988-May, 1992.

    Leonard M. Rubenstein    Chairman and Chief Executive Officer-Conning
                             Corporation and Conning Asset Management Company
                             since January, 1997. Executive Vice President--
                             Investments, GenAm, February, 1991-January, 1997.

    Warren J. Winer          Executive Vice President--Group, GenAm, since
                             September, 1995. Formerly, Managing Director, Wm.
                             M. Mercer, July, 1993-August, 1995; President, WF
                             Corroon, September, 1990-July, 1993.

    Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                             November, 1991. Vice President--Life Product
                             Management, GenAm, May, 1989-November, 1991.

    A. Greig Woodring        President, Reinsurance Group of America, Inc.,
                             since May, 1993, and
                             Executive Vice President--Reinsurance, GenAm,
                             since January, 1990.

--------
/1/All positions listed are with the Company unless otherwise indicated.

/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

/3/The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.

/4/Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's MFS Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, World Governments, Value, New Discovery and Emerging Markets Divisions of Paragon Separate Account B as of December 31, 1998, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the MFS Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond, High Income, Money Market, Emerging Growth, Utilities, Growth with Income, Total Return, Research, World Governments, Value, New Discovery and Emerging Markets Divisions of Paragon Separate Account B as of December 31, 1998, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                        [LOGO SIGNATURE OF KPMG LLP]

April 2, 1999


                                      F-14
[LOGO OF FOUR BOXES]

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF NET ASSETS
                               December 31, 1998

                            High     Money   Emerging               Growth     Total                  World                 New
                   Bond    Income    Market   Growth    Utilities with Income  Return   Research   Governments  Value    Discovery
                 Division Division  Division Division   Division   Division   Division  Division    Division   Division  Division
                 -------- --------  -------- ---------  --------- ----------- --------  ---------  ----------- --------  ---------
Net Assets:
Investments in
 MFS
 Investments, at
 Market Value
 (See Schedule
 of
 Investments)...  $1,537  142,672     2,931  2,300,718   120,266    479,669   295,620   1,336,691     1,270    115,225    545,747
                  ------  -------   -------  ---------   -------    -------   -------   ---------     -----    -------    -------
Receivable
 (payable)
 from/to Paragon
 Life Insurance
 Company........      (1) (46,386)  225,149     (1,656)      (89)      (321)     (219)   (179,848)       (1)       (83)      (382)
                  ------  -------   -------  ---------   -------    -------   -------   ---------     -----    -------    -------
Total Net
 Assets.........   1,536   96,286   228,080  2,299,062   120,177    479,348   295,401   1,156,843     1,269    115,142    545,365
                  ======  =======   =======  =========   =======    =======   =======   =========     =====    =======    =======
Group Variable
 Universal Life
 Cash Value
 Invested in
 Separate
 Account........   1,536   96,286   228,080  2,299,062   120,177    479,348   295,401   1,156,843     1,269    115,142    545,365
                  ------  -------   -------  ---------   -------    -------   -------   ---------     -----    -------    -------
                  $1,536   96,286   228,080  2,299,062   120,177    479,348   295,401   1,156,843     1,269    115,142    545,365
                  ======  =======   =======  =========   =======    =======   =======   =========     =====    =======    =======
Total Units
 Held...........     129    7,571   198,747    108,018     5,323     23,460    15,876      60,047       116      6,787     53,674
                  ------  -------   -------  ---------   -------    -------   -------   ---------     -----    -------    -------
Net Asset Value
 Per Unit.......  $11.92    12.72      1.15      21.28     22.58      20.43     18.61       19.27     10.97      16.93      10.16
Cost of
 Investments....  $1,740  145,620     2,931  1,591,028    97,962    377,949   251,061   1,014,583     1,206     98,869    530,928
                  ======  =======   =======  =========   =======    =======   =======   =========     =====    =======    =======
                 Emerging
                  Market
                 Division
                 --------
Net Assets:
Investments in
 MFS
 Investments, at
 Market Value
 (See Schedule
 of
 Investments)...    --
                 --------
Receivable
 (payable)
 from/to Paragon
 Life Insurance
 Company........    --
                 --------
Total Net
 Assets.........    --
                 ========
Group Variable
 Universal Life
 Cash Value
 Invested in
 Separate
 Account........    --
                 --------
                    --
                 ========
Total Units
 Held...........    --
                 --------
Net Asset Value
 Per Unit.......    --
Cost of
 Investments....    --
                 ========


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS
 For the Years ended December 31, 1998, 1997, and for the period from February
  16, 1996 (Inception) to December 31, 1996 except for the Value Division and the Emerging Market Series which are for the period from May 1, 1997 (Inception) to December 31, 1997and for the New Discovery Series which is for the period May 1, 1998 through December 31, 1998

                                                                                   Money Market
                               Bond Division          High Income Division           Division
                          -------------------------  ------------------------  ---------------------
                            1998     1997     1996    1998     1997    1996     1998     1997  1996
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
Investment Income:
 Dividend Income........  $     59      --      450    8,853     --     1,481      316     916    52
Expenses:
 Mortality and Expense
 Charge.................        14       72      65    1,226     581      191       55     169    13
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Investment Income
   (Expense)............        45      (72)    385    7,627    (581)   1,290      261     747    39
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........         1      --      --       724     --       --       --      --    --
 Proceeds from Sales....       201   14,554   6,424    3,153   2,962  124,652   74,550     --    --
 Cost of Investments
 Sold...................       233   13,683   6,461    3,055   2,712  124,741   74,550     --    --
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Realized Gain
   (Loss) on
   Investments..........       (31)     871     (37)     822     250      (89)     --      --    --
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of the Year..      (279)    (165)    --     8,214     615      --       --      --    --
 Unrealized Gain (Loss)
 End of Year............      (203)    (279)   (165)  (2,948)  8,214      615      --      --    --
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Unrealized Gain
   (Loss) on
   Investments..........        76     (114)   (165) (11,162)  7,599      615      --      --    --
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Gain on
   Investments..........        45      757    (202) (10,340)  7,849      526      --      --    --
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
Increase in Assets
Resulting from
Operations..............  $     90      685     183   (2,713)  7,268    1,816      261     747    39
                          ========  =======  ======  =======  ======  =======  =======  ====== =====
                              Emerging Growth                                   Growth with Income
                                 Division              Utilities Division            Division
                          -------------------------  ------------------------  ---------------------
                            1998     1997     1996    1998     1997    1996     1998     1997  1996
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
Investment Income:
 Dividend Income........  $ 14,895      --    4,652    6,856     --     1,110      --    2,353   560
Expenses:
 Mortality and Expense
 Charge.................    17,931   11,059   4,309      934     369      105    3,090   1,625   193
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Investment Income
   (Expense)............    (3,036) (11,059)    343    5,922    (369)   1,005   (3,090)    728   367
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........     5,320      --      534      610     --       239      --    3,197    55
 Proceeds from Sales....   599,882   86,187  44,470    1,753   1,160   41,990    6,136  29,594 2,018
 Cost of Investments
 Sold...................   445,880   73,076  41,467    1,495   1,010   42,077    5,067  24,559 1,922
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Realized Gain
   (Loss) on
   Investments..........   159,322   13,111   3,537      868     150      152    1,069   8,232   151
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 Beginning of Year......   257,879   44,927     --    12,172     622      --    32,838   3,549   --
 Unrealized Gain End of
 Year...................   709,690  257,879  44,927   22,304  12,172      622  101,720  32,838 3,549
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Unrealized Gain
   on Investments.......   451,811  212,952  44,927   10,132  11,550      622   68,882  29,289 3,549
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
   Net Gain (Loss) on
   Investments..........   611,133  226,063  48,464   11,000  11,700      774   69,951  37,521 3,700
                          --------  -------  ------  -------  ------  -------  -------  ------ -----
Increase in Assets
Resulting from
Operations..............  $608,097  215,004  48,807   16,922  11,331    1,779   66,861  38,249 4,067
                          ========  =======  ======  =======  ======  =======  =======  ====== =====

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT B

 For the Years ended December 31, 1998, 1997, and for the period from February
  16, 1996 (Inception) to December 31, 1996 except for the Value Division and the Emerging Market Series which are for the period from May 1, 1997 (Inception) to December 31, 1997and for the New Discovery Series which is for the period May 1, 1998 through December 31, 1998

                                                                               World Governments
                           Total Return Division        Research Division          Division
                          -------------------------- ------------------------- ------------------
                           1998     1997     1996      1998     1997     1996  1998  1997   1996
                          -------  ------  --------- --------  -------  ------ ---- ------  -----
Investment Income:
 Dividend Income........  $ 5,553     --     1,534    21,826       --    4,835   9     --     --
Expenses:
 Mortality and Expense
 Charge.................    2,215   1,145      328     9,542     5,591   2,279   8       5      3
                          -------  ------   ------   -------   -------  ------ ---  ------  -----
   Net Investment Income
   (Expense)............    3,338  (1,145)   1,206    12,284    (5,591)  2,556   1      (5)    (3)
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........    1,734     --       251     2,190       --      441 --      --     --
 Proceeds from Sales....    8,211  28,882   19,403    47,939    59,911  22,483 138  11,868  3,021
 Cost of Investments
 Sold...................    7,145  25,063   19,297    38,306    48,918  20,877 135  11,881  3,020
                          -------  ------   ------   -------   -------  ------ ---  ------  -----
   Net Realized Gain
   (Loss) on
   Investments..........    2,800   3,819      357    11,823    10,993   2,047   3     (13)     1
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 Beginning of Year......   24,304   3,734      --    132,618    39,163     --    2      14    --
 Unrealized Gain End of
 Year...................   44,559  24,304    3,734   322,108   132,618  39,163  64       2     14
                          -------  ------   ------   -------   -------  ------ ---  ------  -----
   Net Unrealized Gain
   on Investments.......   20,255  20,570    3,734   189,490    93,455  39,163  62     (12)    14
                          -------  ------   ------   -------   -------  ------ ---  ------  -----
   Net Gain (Loss) on
   Investments..........   23,055  24,389    4,091   201,313   104,448  41,210  65     (25)    15
                          -------  ------   ------   -------   -------  ------ ---  ------  -----
Increase in Assets
Resulting from
Operation...............  $26,393  23,244    5,297   213,597    98,857  43,766  66     (30)    12
                          =======  ======   ======   =======   =======  ====== ===  ======  =====

                                              New    Emerging
                                           Discovery  Market
                          Value Division   Division  Division
                          ---------------  --------- --------
                           1998     1997     1998      1998
                          -------  ------  --------- --------
Investment Income:
 Dividend Income........  $   236   2,226      --        --
Expenses:
 Mortality and Expense
 Charge.................      700      70    2,153       --
                          -------  ------   ------   -------
   Net Investment Income
   (Expense)............     (464)  2,156   (2,153)      --
Net Realized Gain (Loss)
on Investments:
 Realized Gain from
 Distributions..........      --      211      --        --
 Proceeds from Sales....    2,742   2,730    5,289       490
 Cost of Investments
 Sold...................    2,606   2,286    6,171       504
                          -------  ------   ------   -------
   Net Realized Gain
   (Loss) on
   Investments..........      136     655     (882)      (14)
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 Beginning of Year......     (501)    --       --        --
 Unrealized Gain End of
 Year...................   16,356    (501)  14,819       --
                          -------  ------   ------   -------
   Net Unrealized Gain
   on Investments.......   16,857    (501)  14,819       --
                          -------  ------   ------   -------
   Net Gain (Loss) on
   Investments..........   16,993     154   13,937       (14)
                          -------  ------   ------   -------
Increase in Assets
Resulting from
Operation...............  $16,529   2,310   11,784       (14)
                          =======  ======   ======   =======

                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
 For the Years ended December 31, 1998, 1997, and for the period from February
                              16, 1996 (Inception)
   to December 31, 1996 except for the Value Division and the Emerging Market
                                  Series which
  are for the period from May 1, 1997 (Inception) to December 31, 1997 and for the
 New Discovery Series which is for the period May 1, 1998 through December 31,
                                      1998

                                 Bond Division            High Income Division     Money Market Division
                          ------------------------------  -----------------------  -----------------------
                             1998       1997      1996     1998     1997    1996    1998     1997    1996
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
Operations:
 Net investment Income
  (Expense).............  $       45        (72)     385    7,627    (581)  1,290      261      747     39
 Net Realized Gain
  (Loss) on Investments.         (31)       871      (37)     822     250     (89)     --       --     --
 Net Unrealized Gain
  (Loss) on Investments.          76       (114)    (165) (11,162)  7,599     615      --       --     --
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......          90        685      183   (2,713)  7,268   1,816      261      747     39
 Net Deposits into
  Separate Account......        (183)   (12,606)  13,367    1,747  63,165  25,003  206,264   20,576    193
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
   Increase (Decrease)
    in Net Assets.......         (93)   (11,921)  13,550     (966) 70,433  26,819  206,525   21,323    232
Net Assets, Beginning of
 Year...................       1,629     13,550      --    97,252  26,819     --    21,555      232    --
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
Net Assets, End of Year.  $    1,536      1,629   13,550   96,286  97,252  26,819  228,080   21,555    232
                          ==========  =========  =======  =======  ======  ======  =======  ======= ======
                                                                                     Growth with Income
                            Emerging Growth Division       Utilities Division             Division
                          ------------------------------  -----------------------  -----------------------
                             1998       1997      1996     1998     1997    1996    1998     1997    1996
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
Operations:
 Net investment Income
  (Expense).............  $   (3,036)   (11,059)     343    5,922    (369)  1,005   (3,090)     728    367
 Net Realized Gain
  (Loss) on Investments.     159,322     13,111    3,537      868     150     152    1,069    8,232    151
 Net Unrealized Gain
  (Loss) on Investments.     451,811    212,952   44,927   10,132  11,550     622   68,882   29,289  3,549
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......     608,097    215,004   48,807   16,922  11,331   1,779   66,861   38,249  4,067
 Net Deposits into
  Separate Account......     231,020    631,572  564,562   40,499  35,205  14,441  201,186  137,397 31,588
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
   Increase (Decrease)
    in Net Assets.......     839,117    846,576  613,369   57,421  46,536  16,220  268,047  175,646 35,655
Net Assets, Beginning of
 Year...................   1,459,945    613,369      --    62,756  16,220     --   211,301   35,655    --
                          ----------  ---------  -------  -------  ------  ------  -------  ------- ------
Net Assets, End of Year.  $2,299,062  1,459,945  613,369  120,177  62,756  16,220  479,348  211,301 35,655
                          ==========  =========  =======  =======  ======  ======  =======  ======= ======


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

 For the Years ended December 31, 1998, 1997, and for the period from February
                              16, 1996 (Inception)
   to December 31, 1996 except for the Value Division and the Emerging Market
                                  Series which
  are for the period from May 1, 1997 (Inception) to December 31, 1997 and for the
 New Discovery Series which is for the period May 1, 1998 through December 31,
                                      1998

                               Total Return                Research           World Governments
                                 Division                  Division                Division
                          ------------------------ -------------------------- -------------------
                            1998    1997     1996    1998     1997     1996   1998   1997   1996
                          -------- -------  ------ --------- -------  ------- ----- ------  -----
Operations:
 Net investment Income
  (Expense).............  $  3,338  (1,145)  1,206    12,284  (5,591)   2,556     1     (5)    (3)
 Net Realized Gain
  (Loss) on Investments.     2,800   3,819     357    11,823  10,993    2,047     3    (13)     1
 Net Unrealized Gain
  (Loss) on Investments.    20,255  20,570   3,734   189,490  93,455   39,163    62    (12)    14
                          -------- -------  ------ --------- -------  ------- ----- ------  -----
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......    26,393  23,244   5,297   213,597  98,857   43,766    66    (30)    12
 Net Deposits into
  Separate Account......    78,575  84,909  76,983   200,453 279,591  320,578   728 (1,150) 1,643
                          -------- -------  ------ --------- -------  ------- ----- ------  -----
   Increase (Decrease)
    in Net Assets.......   104,968 108,153  82,280   414,050 378,448  364,344   794 (1,180) 1,655
Net Assets, Beginning of
 Year...................   190,433  82,280     --    742,792 364,344      --    475  1,655    --
                          -------- -------  ------ --------- -------  ------- ----- ------  -----
Net Assets, End of Year.  $295,401 190,433  82,280 1,156,842 742,792  364,344 1,269    475  1,655
                          ======== =======  ====== ========= =======  ======= ===== ======  =====

                                     Value        New Discovery Emerging Market
                                   Division         Division       Division
                                ----------------  ------------- ---------------
                                  1998     1997       1998           1998
                                --------  ------  ------------- ---------------
Operations:
 Net investment Income
  (Expense).................... $   (464)  2,156      (2,153)         --
 Net Realized Gain (Loss) on
  Investments..................      136     655        (882)         (14)
 Net Unrealized Gain (Loss) on
  Investments..................   16,857    (501)     14,819          --
                                --------  ------     -------         ----
 Increase (Decrease) in Net
  Assets Resulting from
  Operations...................   16,529   2,310      11,784          (14)
 Net Deposits into Separate
  Account......................   79,992  16,311     533,581           14
                                --------  ------     -------         ----
   Increase (Decrease) in Net
    Assets.....................   96,521  18,621     545,365          --
Net Assets, Beginning of Year..   18,621     --          --           --
                                --------  ------     -------         ----
Net Assets, End of Year........ $115,142  18,621     545,365          --
                                ========  ======     =======         ====


                See Accompanying Notes to Financial Statements.

                           PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 16, 1996 with the exception of the Value and Emerging Market Divisions which commenced operations on May 1, 1997 and New Discovery Division which commenced operations on May 1, 1998. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into divisions, twelve of which invest exclusively in shares of a single fund of MFS Variable Insurance Trust, an open-end, diversified management investment company. These funds are the Bond Portfolio, High Income Portfolio, Money Market Portfolio, Emerging Growth Portfolio, Utilities Portfolio, Growth with Income Portfolio, Total Return Portfolio, Research Portfolio, World Governments Portfolio, Value Portfolio, New Discovery Portfolio and Emerging Markets Portfolio (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of MFS Variable Insurance Trust are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable,

                           PARAGON SEPARATE ACCOUNT B

(3) Policy Charges--Continued

is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment of 2% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges against the operations of each division, a daily charge is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0024547% of the net assets of each division of the Separate Account which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                           PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales of MFS Variable Insurance Trust Shares

  During the years ended December 31, 1998, 1997 and the period from February 16, 1996 (Inception) to December 31, 1996 except for the Value Division and the Emerging Market Series which are for the period from May 1, 1997 (Inception) to December 31, 1997 and for the New Discovery Series which is for the period May 1, 1998 through December 31, 1998, purchases and proceeds from the sales of MFS Insurance Trust were as follows:

                               Bond Division          High Income Division   Money Market Division
                         -------------------------- ------------------------ ----------------------
                           1998    1997     1996      1998    1997    1996    1998    1997    1996
                         -------- ------- --------- -------- ------- ------- ------- ------- ------
Purchases............... $    --    1,882   19,725   49,993   65,613 149,463  55,679  65,355 92,422
Sales................... $    201  14,554    6,424    3,153    2,962 124,652  74,550  44,928 92,243
                         ======== =======  =======  =======  ======= ======= ======= ======= ======
                                                                               Growth with Income
                          Emerging Growth Division     Utilities Division           Division
                         -------------------------- ------------------------ ----------------------
                           1998    1997     1996      1998    1997    1996    1998    1997    1996
                         -------- ------- --------- -------- ------- ------- ------- ------- ------
Purchases............... $813,342 707,970  604,738   41,361   36,041  56,327 204,351 165,568 33,414
Sales................... $599,882  86,187   44,470    1,753    1,160  41,990   6,136  29,594  2,018
                         ======== =======  =======  =======  ======= ======= ======= ======= ======
                                                                               World Governments
                           Total Return Division       Research Division            Division
                         -------------------------- ------------------------ ----------------------
                           1998    1997     1996      1998    1997    1996    1998    1997    1996
                         -------- ------- --------- -------- ------- ------- ------- ------- ------
Purchases............... $ 84,648 112,787   96,060  418,040  334,559 340,792     859  10,714  4,662
Sales................... $  8,211  28,882   19,403   47,939   59,911  22,483     138  11,868  3,021
                         ======== =======  =======  =======  ======= ======= ======= ======= ======
                                             New    Emerging
                                          Discovery  Market
                          Value Division  Division  Division
                         ---------------- --------- --------
                           1998    1997     1998      1998
                         -------- ------- --------- --------
Purchases............... $ 82,101  18,987  537,100      505
Sales................... $  2,742   2,730    5,289      490
                         ======== =======  =======  =======

  The purchases do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                           PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1998, 1997 and the period from February 16, 1996 (Inception) to December 31, 1996, except for the Value Division, and the Emerging Market Division which are for the period from May 1, 1997 (Inception) to December 31, 1997 and for the New Discovery Division which is for the period May 1, 1998 (Inception) through December 31, 1998.

                               Bond Division          High Income Division  Money Market Division
                          -------------------------- ---------------------- ----------------------
                           1998     1997     1996      1998    1997   1996   1998    1997    1996
                          -------  ------  --------- -------- ------ ------ ------- ------  ------
Net Increase in Units
 Deposits...............      --      181    1,392     3,805   5,418  2,451 246,405 61,300  91,253
 Withdrawals............       16   1,349       79     3,800     201    102  67,341 41,837  91,033
                          -------  ------   ------    ------  ------ ------ ------- ------  ------
 Net Increase in Unit...      (16) (1,168)   1,313         5   5,217  2,349 179,064 19,463     220
Outstanding Units,
 Beginning of Year......      145   1,313      --      7,566   2,349    --   19,683    220     --
                          -------  ------   ------    ------  ------ ------ ------- ------  ------
Outstanding Units, End
 of Year................      129     145    1,313     7,571   7,566  2,349 198,747 19,683     220
                          =======  ======   ======    ======  ====== ====== ======= ======  ======
                                                                             Growth with Income
                          Emerging Growth Division     Utilities Division         Division
                          -------------------------- ---------------------- ----------------------
                           1998     1997     1996      1998    1997   1996   1998    1997    1996
                          -------  ------  --------- -------- ------ ------ ------- ------  ------
Net Increase in Units
 Deposits...............   46,392  49,892   49,390     2,112   2,207  1,139  11,114 11,515   2,875
 Withdrawals............   29,592   4,974    3,090        42      51     42     192  1,698     154
                          -------  ------   ------    ------  ------ ------ ------- ------  ------
 Net Increase in Unit...   16,800  44,918   46,300     2,070   2,156  1,097  10,922  9,817   2,721
Outstanding Units,
 Beginning of Year......   91,218  46,300      --      3,253   1,097    --   12,538  2,721     --
                          -------  ------   ------    ------  ------ ------ ------- ------  ------
Outstanding Units, End
 of Year................  108,018  91,218   46,300     5,323   3,253  1,097  23,460 12,538   2,721
                          =======  ======   ======    ======  ====== ====== ======= ======  ======
                                                                              World Governments
                           Total Return Division       Research Division          Division
                          -------------------------- ---------------------- ----------------------
                           1998     1997     1996      1998    1997   1996   1998    1997    1996
                          -------  ------  --------- -------- ------ ------ ------- ------  ------
Net Increase in Units
 Deposits...............    4,828   7,256    6,408    24,336  23,141 29,198      82  1,024     164
 Withdrawals............      348   1,779      489    11,440   3,554  1,634      12  1,132      10
                          -------  ------   ------    ------  ------ ------ ------- ------  ------
 Net Increase in Unit...    4,480   5,477    5,919    12,896  19,587 27,564      70   (108)    154
Outstanding Units,
 Beginning of Year......   11,396   5,919      --     47,151  27,564    --       46    154     --
                          -------  ------   ------    ------  ------ ------ ------- ------  ------
Outstanding Units, End
 of Year................   15,876  11,396    5,919    60,047  47,151 27,564     116     46     154
                          =======  ======   ======    ======  ====== ====== ======= ======  ======
                                              New    Emerging
                                           Discovery  Market
                          Value Division   Division  Division
                          ---------------  --------- --------
                           1998     1997     1998      1998
                          -------  ------  --------- --------
Net Increase in Units
 Deposits...............    5,557   1,601   54,086        61
 Withdrawals............      150     221      412        61
                          -------  ------   ------    ------
 Net Increase in Unit...    5,407   1,380   53,674       --
Outstanding Units,
 Beginning of Year......    1,380     --       --        --
                          -------  ------   ------    ------
Outstanding Units, End
 of Year................    6,787   1,380   53,674       --
                          =======  ======   ======    ======

                          PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of MFS Variable Insurance Trust. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1998, 1997 and for the period from February 16, 1996 (Inception) to December 31, 1996 except for the Value Division and the Emerging Market Division which are for the period from May 1, 1997 (Inception) to December 31, 1997 and for the New Discovery Division which is for the period May 1, 1998 (Inception) through December 31, 1998.

                               Bond Division          High Income Division   Money Market Division
                         ---------------------------  ---------------------- ------------------------
                           1998      1997     1996     1998     1997   1996   1998     1997     1996
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
Total Gross Deposits.... $     --     1,917    8,095   52,979  38,434 25,528 105,496  113,230  59,355
Surrenders and
Withdrawals.............       --        23      --       --        7    --      (76) (15,685)    --
Transfers Between Funds
and General Account.....       --   (13,958)   6,587  (46,227) 28,246  1,650 181,870      --      --
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............       --   (12,018)  14,682    6,752  66,687 27,178 287,290   97,545  59,355
Deductions:
 Premium Expense
 Charges................       --        57      243    1,591   1,153    766   3,167    3,397   1,781
 Monthly Expense
 Charges................         9       12       76      148     233    151   3,377      689       1
 Cost of Insurance and
 Optional Benefits......       174      519      996    3,266   2,136  1,258  74,482   72,883  57,380
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
                               183      588    1,315    5,005   3,522  2,175  81,026   76,969  59,162
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
Net Deposits from
Policyholders........... $    (183) (12,606)  13,367    1,747  63,165 25,003 206,264   20,576     193
                         =========  =======  =======  =======  ====== ====== =======  =======  ======
                                                                                  Growth with
                         Emerging Growth Division      Utilities Division       Income Division
                         ---------------------------  ---------------------- ------------------------
                           1998      1997     1996     1998     1997   1996   1998     1997     1996
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
Total Gross Deposits.... $ 842,124  734,521  633,446   43,322  26,094 13,848 160,117  160,666  35,060
Surrenders and
Withdrawals.............       --   (16,610)     --        (6)      4    --      --        87     --
Transfers Between Funds
and General Account.....  (521,315) (11,216)  (6,587)     --   10,729  1,650  54,311  (13,719)    --
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
 Total Gross Deposits
 net of Surrenders,
 Withdrawals, and
 Transfers..............   320,809  706,695  626,859   43,316  36,827 15,498 214,428  147,034  35,060
Deductions:
 Premium Expense
 Charges................    25,263   22,036   19,003    1,300     783    415   4,803    4,820   1,052
 Monthly Expense
 Charges................     2,799    4,462    3,450       66     159     91     366      976     201
 Cost of Insurance and
 Optional Benefits......    61,727   48,625   39,844    1,451     680    551   8,073    3,841   2,219
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
                            89,789   75,123   62,297    2,817   1,622  1,057  13,242    9,637   3,472
                         ---------  -------  -------  -------  ------ ------ -------  -------  ------
Net Deposits from
Policyholders........... $ 231,020  631,572  564,562   40,499  35,205 14,441 201,186  137,397  31,588
                         =========  =======  =======  =======  ====== ====== =======  =======  ======

                           PARAGON SEPARATE ACCOUNT B

Note 6--Reconciliation of Gross and Net Deposits into the Separate Account-- (continued)

                                                                                 World Governments
                           Total Return Division       Research Division             Division
                         -------------------------- --------------------------  ---------------------
                          1998    1997      1996      1998     1997     1996    1998    1997    1996
                         ------- -------  --------- --------  -------  -------  -----  -------  -----
Total Gross Deposits.... $94,127  91,579    86,889   455,620  349,248  356,646  1,118   10,982    147
Surrenders and
 Withdrawals............     --  (16,739)      --        --   (16,853)     --     --        10    --
Transfers Between Funds
 and General Account....      44  22,925     1,650  (201,509) (12,391)  (6,601)   (23) (11,733) 1,650
                         ------- -------   -------  --------  -------  -------  -----  -------  -----
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............  94,171  97,765    88,539   254,111  320,004  350,045  1,095     (741) 1,797
Deductions:
 Premium Expense
  Charges...............   2,824   2,747     2,607    13,668   10,478   10,699     34      329      4
 Monthly Expense
  Charges...............     554     556       463     1,734    2,122    2,049     14       67      9
 Cost of Insurance and
  Optional Benefits.....  12,218   9,553     8,486    38,255   27,813   16,719    319       13    141
                         ------- -------   -------  --------  -------  -------  -----  -------  -----
                          15,596  12,856    11,556    53,657   40,413   29,467    367      409    154
                         ------- -------   -------  --------  -------  -------  -----  -------  -----
Net Deposits from
 Policyholders.......... $78,575  84,909    76,983   200,454  279,591  320,578    728   (1,150) 1,643
                         ======= =======   =======  ========  =======  =======  =====  =======  =====
                                             New    Emerging
                         Value Division   Discovery Markets
                         ---------------  --------- --------
                          1998    1997      1998      1998
                         ------- -------  --------- --------
Total Gross Deposits.... $70,148  18,952    23,690       115
Surrenders and
 Withdrawals............     --      --        --         (5)
Transfers Between Funds
 and General Account....  17,256   1,116   515,638       --
                         ------- -------   -------  --------
 Total Gross Deposits
  net of Surrenders,
  Withdrawals, and
  Transfers.............  87,404  20,068   539,328       110
Deductions:
 Premium Expense
  Charges...............   2,104     569       710         4
 Monthly Expense
  Charges...............     230     115       218         4
 Cost of Insurance and
  Optional Benefits.....   5,078   3,073     4,819        88
                         ------- -------   -------  --------
                           7,412   3,757     5,747        96
                         ------- -------   -------  --------
Net Deposits from
 Policyholders.......... $79,992  16,311   533,581        14
                         ======= =======   =======  ========

                                   APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .754%, representing the average of the fees incurred in 1998 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Trust prospectus), and a .242% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1998. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of--1.896%, 4.104%, and 10.104%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (see "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                 1.896%)
                             --------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                             -------------------------------      -------------------------------
            PREM
             AT               CASH              DEATH              CASH              DEATH
 YR         5.00%             VALUE            BENEFIT             VALUE            BENEFIT
 ---       -------           -------           --------           -------           --------
  1        $ 6,161           $ 3,043           $500,000           $ 4,871           $500,000
  2         12,630             5,875            500,000             9,565            500,000
  3         19,423             8,453            500,000            14,121            500,000
  4         26,555            10,772            500,000            18,474            500,000
  5         34,045            12,807            500,000            22,636            500,000
  6         41,908            14,542            500,000            26,610            500,000
  7         50,165            15,946            500,000            30,404            500,000
  8         58,834            16,980            500,000            33,959            500,000
  9         67,937            17,609            500,000            37,344            500,000
 10         77,496            17,802            500,000            40,502            500,000
 11         87,532            17,553            500,000            43,380            500,000
 12         98,070            16,830            500,000            46,044            500,000
 13        109,134            15,629            500,000            48,445            500,000
 14        120,752            13,920            500,000            50,531            500,000
 15        132,951            11,651            500,000            52,308            500,000
 16        145,760             8,759            500,000            53,783            500,000
 17        159,209             5,133            500,000            54,903            500,000
 18        173,331               636            500,000            55,615            500,000
 19        188,159                 0                  0            55,930            500,000
 20        203,728                 0                  0            55,794            500,000
 25        294,060                 0                  0            45,474            500,000
 30        409,348                 0                  0             6,158            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.104%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,143           $500,000           $  5,030           $500,000
  2          12,630             6,257            500,000             10,180            500,000
  3          19,423             9,295            500,000             15,493            500,000
  4          26,555            12,244            500,000             20,905            500,000
  5          34,045            15,073            500,000             26,430            500,000
  6          41,908            17,755            500,000             32,076            500,000
  7          50,165            20,251            500,000             37,850            500,000
  8          58,834            22,508            500,000             43,701            500,000
  9          67,937            24,476            500,000             49,696            500,000
 10          77,496            26,109            500,000             55,785            500,000
 11          87,532            27,381            500,000             61,918            500,000
 12          98,070            28,240            500,000             68,163            500,000
 13         109,134            28,660            500,000             74,475            500,000
 14         120,752            28,588            500,000             80,809            500,000
 15         132,951            27,945            500,000             87,174            500,000
 16         145,760            26,636            500,000             93,579            500,000
 17         159,209            24,515            500,000             99,980            500,000
 18         173,331            21,402            500,000            106,335            500,000
 19         188,159            17,099            500,000            112,656            500,000
 20         203,728            11,397            500,000            118,903            500,000
 25         294,060                 0                  0            146,783            500,000
 30         409,348                 0                  0            159,114            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                                  10.104%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.0%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,241           $500,000           $  5,187           $500,000
  2          12,630             6,648            500,000             10,809            500,000
  3          19,423            10,191            500,000             16,951            500,000
  4          26,555            13,877            500,000             23,593            500,000
  5          34,045            17,694            500,000             30,799            500,000
  6          41,908            21,635            500,000             38,630            500,000
  7          50,165            25,684            500,000             47,155            500,000
  8          58,834            29,810            500,000             56,389            500,000
  9          67,937            33,986            500,000             66,475            500,000
 10          77,496            38,191            500,000             77,449            500,000
 11          87,532            42,423            500,000             89,355            500,000
 12          98,070            46,661            500,000            102,361            500,000
 13         109,134            50,907            500,000            116,546            500,000
 14         120,752            55,143            500,000            131,998            500,000
 15         132,951            59,328            500,000            148,876            500,000
 16         145,760            63,411            500,000            167,356            500,000
 17         159,209            67,289            500,000            187,592            500,000
 18         173,331            70,837            500,000            209,771            500,000
 19         188,159            73,913            500,000            234,152            500,000
 20         203,728            76,368            500,000            260,993            500,000
 25         294,060            73,958            500,000            444,757            515,918
 30         409,348            12,735            500,000            746,622            798,885

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)
PREMIUM TAX: 2.00%

                                   FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                  ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                     1.896%)
                                 ------------------------------------------------------------------------
                                     GUARANTEED*                              CURRENT**
                                 --------------------------------       ---------------------------------
              PREM                CASH               DEATH               CASH                DEATH
 YR         AT 5.00%             VALUE              BENEFIT              VALUE              BENEFIT
 ---        --------             ------             -------             -------             -------
  1          12,322               8,793             508,793              10,626             510,626
  2          25,261              17,249             517,249              20,957             520,957
  3          38,846              25,325             525,325              31,033             531,033
  4          53,111              33,019             533,019              40,788             540,788
  5          68,090              40,306             540,306              50,234             550,234
  6          83,817              47,172             547,172              59,377             559,377
  7         100,330              53,588             553,588              68,222             568,222
  8         117,669              59,517             559,517              76,711             576,711
  9         135,875              64,925             564,925              84,915             584,915
 10         154,992              69,788             569,788              92,774             592,774
 11         175,064              74,103             574,103             100,230             600,230
 12         196,140              77,847             577,847             107,356             607,356
 13         218,269              81,023             581,023             114,099             614,099
 14         241,505              83,613             583,613             120,401             620,401
 15         265,903              85,575             585,575             126,270             626,270
 16         291,521              86,862             586,862             131,716             631,716
 17         318,419              87,380             587,380             136,680             636,680
 18         346,663              87,019             587,019             141,107             641,107
 19         376,319              85,672             585,672             145,013             645,013
 20         407,457              83,245             583,245             148,343             648,343
 25         588,120              53,336             553,336             153,511             653,511
 30         818,697                   0                   0             128,449             628,449

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.104%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,081           $509,081           $ 10,974           $510,974
  2          25,261             18,358            518,358             22,302            522,302
  3          38,846             27,790            527,790             34,033            534,033
  4          53,111             37,372            537,372             46,112            546,112
  5          68,090             47,078            547,078             58,558            558,558
  6          83,817             56,890            556,890             71,387            571,387
  7         100,330             66,776            566,776             84,615            584,615
  8         117,669             76,688            576,688             98,190            598,190
  9         135,875             86,587            586,587            112,194            612,194
 10         154,992             96,435            596,435            126,579            626,579
 11         175,064            106,218            606,218            141,291            641,291
 12         196,140            115,896            615,896            156,412            656,412
 13         218,269            125,459            625,459            171,898            671,898
 14         241,505            134,872            634,872            187,697            687,697
 15         265,903            144,075            644,075            203,821            703,821
 16         291,521            152,996            652,996            220,284            720,284
 17         318,419            161,516            661,516            237,033            737,033
 18         346,663            169,490            669,490            254,013            754,013
 19         376,319            176,767            676,767            271,240            771,240
 20         407,457            183,202            683,202            288,656            788,656
 25         588,120            199,015            699,015            375,391            875,391
 30         818,697            167,653            667,653            447,371            947,371

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 45
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 1.00%                       (Monthly Premium:
                                                    $1,000.00)

PREMIUM TAX: 2.00%

                               FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                           ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.104%)
                           ---------------------------------------------------------------------
                                 GUARANTEED*                           CURRENT**
                           -------------------------------     ---------------------------------
            PREM             CASH             DEATH               CASH              DEATH
 YR       AT 5.00%          VALUE            BENEFIT             VALUE             BENEFIT
 ---      --------         --------         ----------         ----------         ----------
  1       $ 12,322         $  9,364         $  509,364         $   11,316         $  511,316
  2         25,261           19,492            519,492             23,675            523,675
  3         38,846           30,410            530,410             37,221            537,221
  4         53,111           42,187            542,187             51,996            551,996
  5         68,090           54,877            554,877             68,132            568,132
  6         83,817           68,547            568,547             85,767            585,767
  7        100,330           83,260            583,260            105,052            605,052
  8        117,669           99,069            599,069            126,084            626,084
  9        135,875          116,042            616,042            149,109            649,109
 10        154,992          134,259            634,259            174,260            674,260
 11        175,064          153,833            653,833            201,683            701,683
 12        196,140          174,863            674,863            231,675            731,675
 13        218,269          197,492            697,492            264,435            764,435
 14        241,505          221,849            721,849            300,172            800,172
 15        265,903          248,052            748,052            339,188            839,188
 16        291,521          276,226            776,226            381,815            881,815
 17        318,419          306,458            806,458            428,349            928,349
 18        346,663          338,823            838,823            479,115            979,115
 19        376,319          373,406            873,406            534,549          1,034,549
 20        407,457          410,313            910,313            595,054          1,095,054
 25        588,120          636,131          1,136,131            989,771          1,489,771
 30        818,697          943,945          1,443,945          1,589,817          2,089,817

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)

PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                   1.896%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,514           $500,000           $  9,961           $500,000
  2          25,261            14,660            500,000             19,671            500,000
  3          38,846            21,376            500,000             29,045            500,000
  4          53,111            27,637            500,000             38,158            500,000
  5          68,090            33,423            500,000             46,958            500,000
  6          83,817            38,738            500,000             55,398            500,000
  7         100,330            43,563            500,000             63,549            500,000
  8         117,669            47,904            500,000             71,371            500,000
  9         135,875            51,746            500,000             78,820            500,000
 10         154,992            55,052            500,000             85,911            500,000
 11         175,064            57,779            500,000             92,657            500,000
 12         196,140            59,840            500,000             99,018            500,000
 13         218,269            61,131            500,000            104,956            500,000
 14         241,505            61,547            500,000            110,491            500,000
 15         265,903            60,986            500,000            115,586            500,000
 16         291,521            59,384            500,000            120,204            500,000
 17         318,419            56,660            500,000            124,365            500,000
 18         346,663            52,746            500,000            127,841            500,000
 19         376,319            47,548            500,000            130,554            500,000
 20         407,457            40,872            500,000            132,470            500,000
 25         588,120                 0                  0            126,341            500,000
 30         818,697                 0                  0             79,003            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                                 FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                   4.104%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        AT 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,760           $500,000           $ 10,287           $500,000
  2          25,261             15,610            500,000             20,934            500,000
   3         38,846             23,487            500,000             31,866            500,000
  4          53,111             31,364            500,000             43,168            500,000
  5          68,090             39,219            500,000             54,800            500,000
  6          83,817             47,055            500,000             66,729            500,000
  7         100,330             54,854            500,000             79,037            500,000
  8         117,669             62,622            500,000             91,701            500,000
  9         135,875             70,349            500,000            104,698            500,000
 10         154,992             78,002            500,000            118,059            500,000
 11         175,064             85,543            500,000            131,819            500,000
 12         196,140             92,896            500,000            145,968            500,000
 13         218,269             99,967            500,000            160,500            500,000
 14         241,505            106,662            500,000            175,466            500,000
 15         265,903            112,894            500,000            190,872            500,000
 16         291,521            118,607            500,000            206,733            500,000
 17         318,419            123,739            500,000            223,115            500,000
 18         346,663            128,236            500,000            239,906            500,000
 19         376,319            132,025            500,000            257,129            500,000
 20         407,457            134,955            500,000            274,848            500,000
 25         588,120            126,637            500,000            373,341            500,000
 30         818,697             32,045            500,000            503,295            528,459

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)


                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                              10.104%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      AT 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,002       $  500,000       $   10,608       $  500,000
  2        25,261           16,581          500,000           22,225          500,000
  3        38,846           25,732          500,000           34,864          500,000
  4        53,111           35,492          500,000           48,707          500,000
  5        68,090           45,911          500,000           63,827          500,000
  6        83,817           57,071          500,000           80,310          500,000
  7       100,330           69,047          500,000           98,376          500,000
  8       117,669           81,953          500,000          118,160          500,000
  9       135,875           95,897          500,000          139,814          500,000
 10       154,992          110,988          500,000          163,569          500,000
 11       175,064          127,353          500,000          189,685          500,000
 12       196,140          145,105          500,000          218,414          500,000
 13       218,269          164,381          500,000          250,052          500,000
 14       241,505          185,352          500,000          284,987          500,000
 15       265,903          208,252          500,000          323,626          500,000
 16       291,521          233,397          500,000          366,448          500,000
 17       318,419          261,173          500,000          414,040          500,000
 18       346,663          292,058          500,000          466,732          550,744
 19       376,319          326,625          500,000          524,520          613,688
 20       407,457          365,544          500,000          587,869          681,928
 25       588,120          644,952          690,099        1,011,452        1,082,253
 30       818,697        1,097,179        1,152,038        1,692,221        1,776,832

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -
                                                 1.896%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        AT 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 ---      ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,781         $520,781         $ 23,247         $523,247
  2           54,732           40,880          540,880           45,960          545,960
  3           84,168           60,232          560,232           68,054          568,054
  4          115,075           78,810          578,810           89,604          589,604
  5          147,528           96,594          596,594          110,558          610,558
  6          181,603          113,586          613,586          130,860          630,860
  7          217,382          129,766          629,766          150,589          650,589
  8          254,950          145,144          645,144          169,696          669,696
  9          294,397          159,705          659,705          188,128          688,128
 10          335,816          173,413          673,413          205,898          705,898
 11          379,305          186,223          686,223          223,019          723,019
 12          424,970          198,048          698,048          239,438          739,438
 13          472,917          208,781          708,781          255,103          755,103
 14          523,262          218,320          718,320          270,036          770,036
 15          576,124          226,575          726,575          284,184          784,184
 16          631,629          233,505          733,505          297,498          797,498
 17          689,909          239,066          739,066          310,000          810,000
 18          751,104          243,234          743,234          321,387          821,387
 19          815,358          245,973          745,973          331,555          831,555
 20          882,825          247,154          747,154          340,464          840,464
 25        1,274,261          221,679          721,679          361,916          861,916
 30        1,773,845          122,780          622,780          332,946          832,946

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
                                                    $2,166.67)

PREMIUM TAX: 2.00%

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                             ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                               4.104%)
                          --------------------------------------------------------------
                               GUARANTEED*                       CURRENT**
                          ----------------------------    ------------------------------
            PREM            CASH           DEATH             CASH            DEATH
 YR       at 5.00%         VALUE          BENEFIT           VALUE           BENEFIT
 ---     ----------       --------       ----------       ----------       ----------
  1      $   26,698       $ 21,462       $  521,462       $   24,008       $  524,008
  2          54,732         43,506          543,506           48,905          548,905
  3          84,168         66,078          566,078           74,629          574,629
  4         115,075         89,155          589,155          101,280          601,280
  5         147,528        112,723          612,723          128,831          628,831
  6         181,603        136,790          636,790          157,250          657,250
  7         217,382        161,339          661,339          186,641          686,641
  8         254,950        186,385          686,385          216,983          716,983
  9         294,397        211,917          711,917          248,247          748,247
 10         335,816        237,901          737,901          280,473          780,473
 11         379,305        264,295          764,295          313,698          813,698
 12         424,970        291,006          791,006          347,899          847,899
 13         472,917        317,920          817,920          383,048          883,048
 14         523,262        344,918          844,918          419,190          919,190
 15         576,124        371,888          871,888          456,300          956,300
 16         631,629        398,761          898,761          494,350          994,350
 17         689,909        425,462          925,462          533,386        1,033,386
 18         751,104        451,936          951,936          573,120        1,073,120
 19         815,358        478,106          978,106          613,454        1,113,454
 20         882,825        503,802        1,003,802          654,347        1,154,347
 25       1,274,261        614,654        1,114,654          862,573        1,362,573
 30       1,773,845        663,288        1,163,288        1,061,642        1,561,642

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT
                                                10.104%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       AT 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,130       $  522,130       $   24,756       $  524,756
  2          54,732           46,189          546,189           51,914          551,914
  3          84,168           72,290          572,290           81,614          581,614
  4         115,075          100,594          600,594          114,184          614,184
  5         147,528          131,288          631,288          149,844          649,844
  6         181,603          164,600          664,600          188,837          688,837
  7         217,382          200,758          700,758          231,570          731,570
  8         254,950          240,044          740,044          278,358          778,358
  9         294,397          282,742          782,742          329,541          829,541
 10         335,816          329,141          829,141          385,564          885,564
 11         379,305          379,553          879,553          446,916          946,916
 12         424,970          434,273          934,273          514,069        1,014,069
 13         472,917          493,603          993,603          587,538        1,087,538
 14         523,262          557,880        1,057,880          667,971        1,167,971
 15         576,124          627,486        1,127,486          756,001        1,256,001
 16         631,629          702,892        1,202,892          852,330        1,352,330
 17         689,909          784,612        1,284,612          957,803        1,457,803
 18         751,104          873,236        1,373,236        1,073,009        1,573,009
 19         815,358          969,396        1,469,396        1,198,802        1,698,802
 20         882,825        1,073,694        1,573,694        1,336,186        1,836,186
 25       1,274,261        1,738,654        2,238,654        2,236,592        2,736,592
 30       1,773,845        2,716,709        3,216,709        3,631,198        4,131,198

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

           Underlying Funds Through:

           Fidelity Variable Insurance Products Fund
           Fidelity Variable Insurance Products Fund II
           MFS Variable Insurance Trust
           Putnam Variable Trust
           Scudder Variable Life Investment Fund
           T. Rowe Price Equity Series, Inc.
           T. Rowe Price Fixed Income Series, Inc.





                    [PARAGON LIFE INSURANCE COMPANY LOGO]




            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999
                                                                           50451
                                                                             Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Funds:

                FUND                                 MANAGER
-----------------------------------------------------------------------------
  Fidelity Variable Insurance        Fidelity Management & Research Company
  Products Fund or
   Fidelity Variable Insurance
   Products Fund II
   VIP Growth Portfolio
   VIP Equity-Income Portfolio
   VIP II Index 500 Portfolio
   VIP II Contrafund Portfolio
-----------------------------------------------------------------------------
  MFS Variable Insurance Trust       Massachusetts Financial Services Company
   MFS Emerging Growth Series
-----------------------------------------------------------------------------
  Putnam Variable Trust              Putnam Investment Management, Inc.
   Putnam VT High Yield Fund          ("Putnam Management")
   Putnam VT New Opportunities Fund
   Putnam VT Income
   Putnam VT Voyager Fund
-----------------------------------------------------------------------------
  Scudder Variable Life Investment   Scudder, Kemper Investments
   Fund
   Money Market Portfolio
   International Portfolio
-----------------------------------------------------------------------------
  T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc.
  and
   T. Rowe Price Fixed Income
   Series, Inc.
   New America Growth Portfolio
   Personal Strategy Balanced
   Portfolio
   Limited-Term Bond Portfolio

                The date of this Prospectus is May 1, 1999.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company The Separate Account, and the Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  24
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  32
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  41
Voting Rights............................................................  41
State Regulation of the Company..........................................  42
Management of the Company................................................  43
Legal Matters............................................................  44
Legal Proceedings........................................................  44
Experts..................................................................  44
Additional Information...................................................  44
Definitions..............................................................  45
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. We deduct a front-end sales charge of 1% of premiums from each premium paid ("premium expense charge"). We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies, see "Charges and Deductions--Separate Account Charges."

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. (after fee waiver and reimbursement as applicable.) The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                            Management Fees  Other Expenses
                                              (after fee         (after       Total
                                               waiver as    reimbursement as  Annual
                      Fund                    applicable)     applicable)    Expenses
      Fidelity Variable Insurance Products
       Fund(/1/)
       VIP Growth Portfolio                      .59%              .07%        .66%
       VIP Equity-Income Portfolio               .49%              .08%        .57%
      Fidelity Variable Insurance Products
       Fund II(/1/)
       VIP II Index 500 Portfolio                .24%              .04%        .28%
       VIP II Contrafund Portfolio               .59%              .07%        .66%
      MFS Variable Insurance Trust
       Emerging Growth Series                    .75%              .10%        .85%
      Putnam Variable Trust
       Putnam VT High Yield Fund                 .64%              .07%        .71%
       Putnam VT New Opportunities Fund          .56%              .05%        .61%
       Putnam VT Income Fund                     .60%              .07%        .67%
       Putnam VT Voyager Fund                    .54%              .04%        .58%
      Scudder Variable Life Investment
       Fund
       Money Market Portfolio                    .37%              .07%        .44%
       International Portfolio                   .87%              .18%       1.05%
      T. Rowe Price Equity Series, Inc.
       New America Growth Portfolio              .85%            (/2/)         .85%
       Personal Strategy Balanced
        Portfolio                                .90%            (/2/)         .90%
      T. Rowe Price Income Series, Inc.
       Limited-Term Bond Portfolio               .70%            (/2/)         .70%

  (/1/)A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the total operating expenses as a percentage of net assets would have been as follows: Fidelity Variable Insurance Products Fund--VIP Growth Portfolio .68% and VIP Equity-Income Portfolio .58%; Fidelity Variable Insurance Products Fund II--VIP II Index 500 Portfolio .35%; and VIP II Contrafund Portfolio .70%.

  (/2/)T. Rowe Price Associates, Inc. does not provide seperate Management Fees and Other Expenses Fees, rather management fees include operating expenses.

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

             THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of the Funds. The Funds are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP Growth Portfolio

   Investment objective: seeks to achieve long term capital appreciation by investing primarily in common stocks.

  . VIP Equity-Income Portfolio

   Investment objective: seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S & P 500.

Fidelity Variable Insurance Products Fund II

Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP II Index 500 Portfolio

   Investment objective: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S & P 500.

  . VIP II Contrafund Portfolio

   Investment objective: seeks long-term capital appreciation.

MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current p rospectus for the Fund.

  . Emerging Growth Series

   Investment objective: seeks long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

Putnam Variable Trust

Putnam Variable Trust is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

   Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities (commonly known as "junk bonds"), constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the Putnam Variable Trust prospectus.

  . Putnam VT New Opportunities Fund

   Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy that Putnam Management believes possess above-average long-term growth potential.

  . Putnam VT Income Fund

   Please note: This fund was previously named Putnam VT U.S. Government and High Quality Bond Fund.

   Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.

  . Putnam VT Voyager Fund

   Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

Scudder Variable Life Investment Fund

Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the Prospectus for Scudder VLI. Scudder Kemper Investments ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

   The investment objective seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

  . International Portfolio

   The investment objective seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

   The fund seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service industries.

  . Personal Strategy Balanced Portfolio

   The fund objective is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . Limited-Term Bond Portfolio

   The fund seeks a high level of income consistent with moderate fluctuations in principal value.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .Eliminate or combine one or more Divisions;

  .Substitute one Division for another Division; or

  .Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                    PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See

"Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                              POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                        APPLICABLE PERCENTAGE TABLE

                         Applicable
      Attained Age       Percentage
      ------------       ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
      Attained Age       Percentage
      ------------       ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                       POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, (not including the Cash Value in the Loan Account,) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                          CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                First Subsequent
      Eligible Employees                                        Year    Years
      ------------------                                        ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group

Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                  GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                       DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years.

                 GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                            FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

               SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                               VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                   IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                      STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilizes systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort that have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                         MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years (1)
           ----             --------------------------------------------------
 Executive Officers(2)

 Carl H. Anderson(4)       President and Chief Executive Officer since June,
                           1986. Vice President, New Ventures, since June 1986,
                           General American Life Insurance Co., St. Louis, Mo.
                           (GenAm).

 Matthew K. Duffy          Vice President and Chief Financial Officer since
                           July, 1996. Formerly Director of Accounting,
                           Prudential Insurance Company of America, March,
                           1987-- June, 1996.

 E. Thomas Hughes, Jr. (4) Treasurer since December, 1994. Corporate Actuary
  General American Life    and Treasurer, GenAm since October, 1994. Executive
  Insurance Company        Vice President--Group Pensions, GenAm January,
  700 Market Street        1990--October, 1994.
  St. Louis, MO 63101

 Matthew P. McCauley(4)    Vice President and General Counsel since 1984.
  General American Life    Secretary since August, 1981. Vice President and
  Insurance Company        Associate General Counsel, GenAm, since December 30,
  700 Market Street        1995.
  St. Louis, MO 63101

 Craig K. Nordyke(4)       Executive Vice President and Chief Actuary since
                           November, 1996. Vice President and Chief Actuary
                           August, 1990--November, 1996; Second Vice President
                           and Chief Actuary, May, 1987--August, 1990.

 John R. Tremmel           Vice President--Operations and System Development
                           since January 1999. Formerly Chief Operating
                           Officer, ISP Alliance, April 1998--December 1998.
                           Vice President and General Manager of National
                           Operations Centers, Norell Corporation, January
                           1995--March 1998. Senior Vice President, Citicorp
                           Insurance Group, September 1986--December 1995.

 Directors(3)

 Richard A. Liddy          Chairman, President, and Chief Executive Officer,
                           GenAm, since May, 1992. President and Chief
                           Operating Officer, GenAm, May, 1988--May, 1992.

 Leonard M. Rubenstein     Chairman and Chief Executive Officer--Conning
                           Corporation and Conning Asset Management Company
                           since January, 1997. Executive Vice President--
                           Investments, GenAm, February, 1991--January, 1997.

 Warren J. Winer           Executive Vice President--Group, GenAm, since
                           September, 1995. Formerly, Managing Director, Wm. M.
                           Mercer, July, 1993--August, 1995; President, WF
                           Corroon, September, 1990--July, 1993.

 Bernard H. Wolzenski      Executive Vice President--Individual, GenAm, since
                           November, 1991. Vice President--Life Product
                           Management, GenAm, May, 1989--November, 1991.

 A. Greig Woodring         President, Reinsurance Group of America, Inc., since
                           May, 1993, and Executive Vice President--
                           Reinsurance, GenAm, since January, 1990.

--------

(1) All positions listed are with the Company unless otherwise indicated.

(2) The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

(3) The principal business address of each person listed is General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.

(4) Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITORS' REPORT

The Board of Directors

Paragon Life Insurance Company and

Policyholders of Separate Account B's Multi Manager Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIPII Index 500, Fidelity VIPII Contrafund, PutnamVT High Yield, PutnamVT Voyager, PutnamVT U.S. Government and High Quality Bond, PutnamVT New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1998 and the related statements of operations and changes in net assets for the period presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the Scudder Variable Life Investment Fund, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Putnam Variable Trust, the T. Rowe Price Equity Series, Inc., the
T. Rowe Price Fixed Income Series, Inc., and the MSF Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Scudder Money Market, Scudder International, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIPII Index 500, Fidelity VIPII Contrafund, PutnamVT High Yield, PutnamVT Voyager, PutnamVT U.S. Government and High Quality Bond, PutnamVT New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1998, and the results of their operations and changes in their net assets for the period presented, in conformity with generally accepted accounting principles.


                                       [LOGO SIGNATURE OF KPMG LLP]

April 2, 1999

[LOGO OF FOUR BOXES]

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF NET ASSETS

                            December 31, 1998

                         Scudder Money    Scudder      Fidelity    Fidelity  Fidelity   Fidelity    Putnam    Putnam
                            Market     International Equity Income  Growth   Index 500 Contrafund High Yield Voyager
                           Division      Division      Division    Division  Division   Division   Division  Division
                         ------------- ------------- ------------- --------- --------- ---------- ---------- --------
                             1998          1998          1998        1998      1998       1998       1998      1998
                         ------------- ------------- ------------- --------- --------- ---------- ---------- --------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).........   $278,615      1,419,996     1,881,175   1,594,312 4,554,893 2,993,480   325,291   914,718
  Receivable from
   Paragon Life
   Insurance Company....        949            768         5,646       2,303    11,091     4,589       826     1,282
                           --------      ---------     ---------   --------- --------- ---------   -------   -------
    Total Net Assets....    279,564      1,420,764     1,886,821   1,596,615 4,565,984 2,998,069   326,117   916,000
                           ========      =========     =========   ========= ========= =========   =======   =======
  Group Variable
   Universal Life Cash
   Value Invested in
   Separate Account.....    279,564      1,420,764     1,886,821   1,596,615 4,565,984 2,998,069   326,117   916,000
                           --------      ---------     ---------   --------- --------- ---------   -------   -------
                           $279,564      1,420,764     1,886,821   1,596,615 4,565,984 2,998,069   326,117   916,000
                           ========      =========     =========   ========= ========= =========   =======   =======
Total Units Held........    258,628         86,073        70,582      31,290    31,540   117,088    24,620    18,481
Net Asset Value Per
 Unit...................   $   1.08          16.51         26.73       51.03    144.77     25.61     13.25     49.56
Cost of Investments.....   $278,615      1,392,848     1,739,485   1,297,864 3,687,332 2,416,939   354,369   755,547
                           ========      =========     =========   ========= ========= =========   =======   =======

                                                                           TR Price                        MFS
                          Putnam US Gvt &   Putnam New      TR Price     Limited-Term     TR Price      Emerging
                         High Quality Bond Opportunities   New America       Bond     Personal Strategy  Growth
                             Division        Division    Growth Division   Division   Balanced Division Division
                         ----------------- ------------- --------------- ------------ ----------------- ---------
                               1998            1998           1998           1998           1998          1998
                         ----------------- ------------- --------------- ------------ ----------------- ---------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).........     $607,180        1,076,927      1,537,439      106,887         971,090      1,933,087
  Receivable from
   Paragon Life
   Insurance Company....        1,756              742          7,759        2,444           2,081          4,143
                             --------        ---------      ---------      -------         -------      ---------
    Total Net Assets....      608,936        1,077,669      1,545,198      109,331         973,171      1,937,230
                             ========        =========      =========      =======         =======      =========
  Group Variable
   Universal Life Cash
   Value Invested in
   Separate Account.....      608,936        1,077,669      1,545,198      109,331         973,171      1,937,230
                             --------        ---------      ---------      -------         -------      ---------
                             $608,936        1,077,669      1,545,198      109,331         973,171      1,937,230
                             ========        =========      =========      =======         =======      =========
Total Units Held........       40,237           41,772         61,751       20,107          54,631         91,515
Net Asset Value Per
 Unit...................     $  15.13            25.80          25.02         5.44           17.81          21.17
Cost of Investments.....     $568,331          856,045      1,287,773      105,833         922,329      1,466,067
                             ========        =========      =========      =======         =======      =========

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF OPERATIONS

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                           Scudder Money         Scudder          Fidelity         Fidelity
                               Market         International    Equity Income    Equity Growth    Fidelity Index
                              Division          Division          Division         Division       500 Division
                          -----------------  ----------------  ---------------  ---------------  ----------------
                            1998     1997     1998     1997     1998     1997    1998     1997    1998     1997
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Investment Income:
 Dividend Income........  $ 10,143    3,261   16,096        1   14,639     --     3,814     --    27,845      --
Expenses:
 Mortality and Expense
 Charge.................     1,460      455    8,335    2,631   10,564   2,552    7,802   1,885   23,600    6,310
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Investment Income
 (Expense)..............     8,683    2,806    7,761   (2,630)   4,075  (2,552)  (3,988) (1,885)   4,245   (6,310)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............                --   105,862      --    52,096     --    99,760     --    64,495      --
 Proceeds from Sales....    51,234  289,611  102,947  173,610  124,813  38,007   74,918  26,952  172,866  153,926
 Cost of Investments
 Sold...................    51,234  289,611  106,571  177,689  119,169  36,223   70,769  25,580  152,050  146,855
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Realized Gain
   (Loss) on
   Investments..........       --       --   102,238   (4,079)  57,740   1,784  103,909   1,372   85,311    7,071
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......       --       --   (25,879)     --    56,580     --    30,076     --   158,189      --
 Unrealized Gain (Loss)
 End of Year............       --       --    27,148  (25,879) 141,690  56,580  296,448  30,076  867,561  158,189
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Unrealized Gain
 (Loss) on Investments..       --       --    53,027  (25,879)  85,110  56,580  266,372  30,076  708,372  158,189
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Gain (Loss) on
   Investments..........       --       --   155,265  (29,958) 142,850  58,364  370,281  31,448  794,683  165,260
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Increase (Decrease) in
Net Assets Resulting
from Operations.........  $  8,683    2,806  163,026  (32,588) 146,925  55,812  366,293  29,563  798,928  158,950
                          ========  =======  =======  =======  =======  ======  =======  ======  =======  =======
                              Fidelity                                          Putnam US Gvt        Putnam
                             Contrafund        Putnam High     Putnam Voyager   & High Quality         New
                              Division       Yield Division       Division      Bond Division     Opportunities
                          -----------------  ----------------  ---------------  ---------------  ----------------
                            1998     1997     1998     1997     1998     1997    1998     1997    1998     1997
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Investment Income:
 Dividend Income........  $ 10,800      --    17,896      277    1,303      32   24,286      24      --       --
Expenses:
 Mortality and Expense
 Charge.................    15,117    4,049    1,965      775    4,710   1,503    3,672   1,336    5,408    1,771
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Investment Income
 (Expense)..............    (4,317)  (4,049)  15,931     (498)  (3,407) (1,471)  20,614  (1,312)  (5,408)  (1,771)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............    79,460      --     2,808       32   31,790     692      632     --     8,780      --
 Proceeds from Sales....   103,003   45,697   57,532   22,023   72,208  39,294    9,892  13,191   88,851   21,590
 Cost of Investments
 Sold...................    94,211   42,658   53,897   20,837   63,834  36,437    9,414  12,846   75,941   19,924
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Realized Gain
   (Loss) on
   Investments..........    88,252    3,039    6,443    1,218   40,164   3,549    1,110     345   21,690    1,666
Net Unrealized Gain
(Loss) on Investments:                                                           20,067     --
 Unrealized Gain (Loss)
 Beginning of Year......    83,162      --    14,350      --    46,424     --                     58,379      --
 Unrealized Gain (Loss)
 End of Year............   576,541   83,162  (29,078)  14,350  159,171  46,424   38,849  20,067  220,882   58,379
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Unrealized Gain
 (Loss) on Investments..   493,379   83,162  (43,428)  14,350  112,748  46,424   18,782  20,067  162,503   58,379
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Gain (Loss) on
   Investments..........   581,631   86,201  (36,985)  15,568  152,912  49,973   19,892  20,412  184,193   60,045
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Increase (Decrease) in
Net Assets Resulting
from Operations.........  $577,314   82,152  (21,054)  15,070  149,505  48,502   40,506  19,100  178,785   58,274
                          ========  =======  =======  =======  =======  ======  =======  ======  =======  =======

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                                                           TR Price
                                             TR Price      Personal
                           TR Price New      Limited-      Strategy     MFS Emerging
                          America Growth     Term Bond     Balanced        Growth
                             Division        Division      Division       Division
                          ----------------  ----------- -------------- ---------------
                            1998     1997   1998  1997   1998   1997    1998     1997
                          --------  ------  ----- ----- ------ ------- -------  ------
Investment Income:
 Dividend Income........  $    --      --   3,964 1,148 22,815   8,442   7,893     --
Expenses:
 Mortality and Expense
 Charge.................     8,308   2,619    521   141  5,220   1,615   9,802   3,269
                          --------  ------  ----- ----- ------ ------- -------  ------
 Net Investment Income
 (Expense)..............    (8,308) (2,619) 3,443 1,007 17,595   6,827  (1,909) (3,269)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............    29,621   1,910    201   --  32,671   7,070   2,818     --
 Proceeds from Sales....    64,424  25,684  5,557 3,027 81,578 128,464 104,262  85,782
 Cost of Investments
 Sold...................    56,227  24,158  5,494 2,981 77,738 125,119  91,161  80,415
                          --------  ------  ----- ----- ------ ------- -------  ------
   Net Realized Gain
   (Loss) on Invest-
   ments................    37,818   3,436    264    46 36,511  10,415  15,919   5,367
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......    74,143     --     348   --  10,497     --   68,906     --
 Unrealized Gain (Loss)
 End of Year............   249,666  74,143  1,054   348 48,761  10,497 467,020  68,906
                          --------  ------  ----- ----- ------ ------- -------  ------
 Net Unrealized Gain
 (Loss) on Investments..   175,523  74,143    706   348 38,264  10,497 398,114  68,906
                          --------  ------  ----- ----- ------ ------- -------  ------
   Net Gain (Loss) on
   Investments..........   213,341  77,579    970   394 74,775  20,912 414,033  74,273
                          --------  ------  ----- ----- ------ ------- -------  ------
Increase (Decrease) in
Net Assets Resulting
from Operations.........  $205,033  74,960  4,413 1,401 92,370  27,739 412,124  71,004
                          ========  ======  ===== ===== ====== ======= =======  ======


                See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                   STATEMENTS OF CHANGES IN NET ASSETS

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                             Scudder               Scudder
                           Money Market         International      Fidelity Equity     Fidelity Growth    Fidelity Index 500
                             Division             Division         Income Division        Division             Division
                       ---------------------  ------------------  ------------------  ------------------  --------------------
                          1998       1997       1998      1997      1998      1997      1998      1997      1998       1997
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Operations:
 Net Investment
 Income (Expense)....  $    8,683      2,806      7,761   (2,630)     4,075   (2,552)    (3,988)  (1,885)     4,245     (6,310)
 Net Realized Gain
 (Loss) on
 Investments.........         --         --     102,238   (4,079)    57,740    1,784    103,909    1,372     85,311      7,071
 Net Unrealized Gain
 (Loss) on
 Investments.........         --         --      53,027  (25,879)    85,110   56,580    266,372   30,076    709,372    158,189
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
 Increase (Decrease)
 in Net Assets
 Resulting from
 Operations..........       8,683      2,806    163,026  (32,588)   146,925   55,812    366,293   29,563    798,928    158,950
 Net Deposits into
 Separate Account....     145,966    122,109    502,178  788,148    780,846  903,238    542,595  658,164  1,595,868  2,012,238
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
   Increase in Net
   Assets............     154,649    124,915    665,204  755,560    927,771  959,050    908,888  687,727  2,394,796  2,171,188
Net Assets, Beginning
of Year..............     124,915        --     755,560      --     959,050      --     687,727      --   2,171,188        --
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Net Assets, End of
Year.................  $  279,564    124,915  1,420,764  755,560  1,886,821  959,050  1,596,615  687,727  4,565,984  2,171,188
                       ==========  =========  =========  =======  =========  =======  =========  =======  =========  =========
                                                                                           Putnam
                                                                                        US Gvt & High           Putnam
                       Fidelity Contrafund    Putnam High Yield    Putnam Voyager       Quality Bond       New Opportunities
                             Division             Division            Division            Division             Division
                       ---------------------  ------------------  ------------------  ------------------  --------------------
                          1998       1997       1998      1997      1998      1997      1998      1997      1998       1997
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Operations:
 Net Investment
 Income (Expense)....  $   (4,317)    (4,049)    15,931     (498)    (3,407)  (1,471)    20,614   (1,312)    (5,408)    (1,771)
 Net Realized Gain
 (Loss) on
 Investments.........      88,252      3,039      6,443    1,218     40,164    3,549      1,110      345     21,690      1,666
 Net Unrealized Gain
 (Loss) on
 Investments.........     493,379     83,162    (43,428)  14,350    112,748   46,424     18,782   20,067    162,503     58,379
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
 Increase (Decrease)
 in Net Assets
 Resulting from
 Operations..........     577,314     82,152    (21,054)  15,070    149,505   48,502     40,506   19,100    178,785     58,274
 Net Deposits into
 Separate Account....     996,842  1,341,761    125,158  206,943    317,314  400,679    176,598  372,732    359,780    480,830
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
   Increase in Net
   Assets............   1,574,156  1,423,913    104,104  222,013    466,819  449,181    217,104  391,832    538,565    539,104
Net Assets, Beginning
of Year..............   1,423,913        --     222,013      --     449,181      --     391,832      --     539,104        --
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Net Assets, End of
Year.................  $2,998,069  1,423,913    326,117  222,013    916,000  449,181    608,936  391,832  1,077,669    539,104
                       ==========  =========  =========  =======  =========  =======  =========  =======  =========  =========

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                                                                 TR Price
                                                  TR Price       Personal
                             TR Price New         Limited-       Strategy
                            America Growth       Term Bond       Balanced       MFS Emerging
                               Division           Division       Division      Growth Division
                          -------------------  -------------- --------------- ------------------
                             1998      1997     1998    1997   1998    1997     1998      1997
                          ----------  -------  ------- ------ ------- ------- ---------  -------
Operations:
 Net Investment Income
 (Expense)..............  $   (8,308)  (2,619)   3,443  1,007  17,595   6,827    (1,909)  (3,269)
 Net Realized Gain
 (Loss) on Investments..      37,818    3,436      264     46  36,511  10,415    15,919    5,367
 Net Unrealized Gain
 (Loss) on Investments..     175,523   74,143      706    348  38,264  10,497   398,114   68,906
                          ----------  -------  ------- ------ ------- ------- ---------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........     205,033   74,960    4,413  1,401  92,370  27,739   412,124   71,004
 Net Deposits into
 Separate Account.......     514,647  750,558   62,044 41,473 377,161 475,901   582,487  871,615
                          ----------  -------  ------- ------ ------- ------- ---------  -------
   Increase in Net
   Assets...............     719,680  825,518   66,457 42,874 469,531 503,640   994,611  942,619
Net Assets, Beginning of
Year....................     825,518      --    42,874    --  503,640     --    942,619      --
                          ----------  -------  ------- ------ ------- ------- ---------  -------
Net Assets, End of Year.  $1,545,198  825,518  109,331 42,874 973,171 503,640 1,937,230  942,619
                          ==========  =======  ======= ====== ======= ======= =========  =======

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                      Notes to Financial Statements

                            December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 26, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invests exclusively in shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIP I), Fidelity Variable Insurance Products Fund II (Fidelity VIP II), Putnam Variable Trust (Putnam), T. Rowe Price Equity Series, Inc. (TR Price I), T. Rowe Price Fixed Income Series, Inc. (TR Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market Fund, Scudder International Fund, Fidelity Equity Income Fund, Fidelity Growth Fund, Fidelity Index 500 Fund, Fidelity Contra Fund, Putnam High Yield Fund, Putnam Voyager Fund, Putnam U.S. Government and High Quality Bond Fund, Putnam New Opportunities Fund TR Price New America Growth Fund, TR Price Limited-Term Bond Fund, TR Price Personal Strategy Balanced Fund and MFS Emerging Growth Fund (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder, Fidelity VIP I, Fidelity VIP II, Putnam, TR Price I, TR Price II and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) Purchases and Sales

  For the Year Ended December 31, 1998 and the Period from February 26, 1997 (Inception) to December 31, 1997, purchases and proceeds from the sales of the Scudder Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Putnam Variable Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and MFS Variable Insurance Trust.

                                      Scudder
                  Scudder Money    International  Fidelity Equity Fidelity Growth Fidelity Index 500  Fidelity Contrafund
                 Market Division     Division     Income Division    Division          Division            Division
                 ---------------- --------------- --------------- --------------- ------------------- -------------------
                   1998    1997    1998    1997    1998    1997    1998    1997     1998      1997      1998      1997
                 -------- ------- ------- ------- ------- ------- ------- ------- --------- --------- --------- ---------
Purchases....... $194,773 411,282 596,570 958,562 889,293 938,848 607,056 683,583 1,735,116 2,158,781 1,080,030 1,383,519
Sales........... $ 51,234 289,611 102,947 173,610 124,813  38,007  74,918  26,952   172,866   153,926   103,003    45,697
                 ======== ======= ======= ======= ======= ======= ======= ======= ========= ========= ========= =========

                   Putnam High
                 Yield Division
                 ---------------
                  1998    1997
                 ------- -------
Purchases....... 180,347 227,743
Sales...........  57,532  22,023
                 ======= =======

                                      Putnam
                                     US Govt &      Putnam New     TR Price New                        TR Price Personal
                  Putnam Voyager   High Quality    Opportunities  America Growth   TR Price Limited-   Strategy Balanced
                     Division      Bond Division     Division        Division     Term Bond Division       Division
                 ---------------- --------------- --------------- --------------- ------------------- -------------------
                   1998    1997    1998    1997    1998    1997    1998    1997     1998      1997      1998      1997
                 -------- ------- ------- ------- ------- ------- ------- ------- --------- --------- --------- ---------
Purchases....... $383,609 438,392 180,773 384,876 442,543 500,587 564,498 772,129    64,606    44,390   454,551   599,637
Sales........... $ 72,208  39,294   9,892  13,191  88,851  21,590  64,424  25,684     5,557     3,027    81,578   128,464
                 ======== ======= ======= ======= ======= ======= ======= ======= ========= ========= ========= =========
                  MSF Emerging
                 Growth Division
                 ---------------
                  1998    1997
                 ------- -------
Purchases....... 673,884 952,779
Sales........... 104,262  85,782
                 ======= =======

                                     Scudder      Fidelity      Fidelity      Fidelity         Fidelity       Putnam High
                   Scudder Money  International Equity Income    Growth       Index 500       Contrafund         Yield
                  Market Division   Division      Division      Division      Division         Division        Division
                  --------------- ------------- ------------- ------------- ------------- ------------------ -------------
                   1998    1997    1998   1997   1998   1997   1998   1997   1998   1997    1998      1997    1998   1997
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units
 Deposits........ 185,432 406,623 38,766 65,985 35,673 41,371 14,418 19,373 13,795 20,471    50,010   74,108 13,125 16,908
 Withdrawals.....  47,582 285,844  6,564 12,114  4,810  1,652  1,748    753  1,322  1,404     4,628    2,401  3,862  1,551
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units ........... 137,849 120,779 32,202 53,871 30,863 39,719 12,670 18,620 12,473 19,067    45,383   71,707  9,263 15,357
Outstanding
Units,
 Beginning of
 Year............ 120,779     --  53,871    --  39,719    --  18,620    --  19,067    --     71,707      --  15,357    --
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Outstanding
Units,
 End of Year..... 258,628 120,779 86,073 53,871 70,582 39,719 31,290 18,620 31,540 19,067   117,090   71,707 24,620 15,357
                  ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ========= ======== ====== ======
                                     Putnam                   TR Price New
                                    US Govt &    Putnam New      America      TR Price    TR Price Personal  MSF Emerging
                  Putnam Voyager  High Quality  Opportunities    Growth     Limited-Term  Strategy Balanced     Growth
                     Division     Bond Division   Division      Division    Bond Division      Division        Division
                  --------------- ------------- ------------- ------------- ------------- ------------------ -------------
                   1998    1997    1998   1997   1998   1997   1998   1997   1998   1997    1998      1997    1998   1997
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units
 Deposits........   9,055  12,048 12,927 28,842 20,017 26,662 25,749 40,110 12,759  8,977    27,507   40,523 38,091 64,495
 Withdrawals.....   1,599   1,023    600    932  3,804  1,103  2,811  1,297  1,025    604     4,947    8,452  5,702  5,369
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units............   7,456  11,025 12,327 27,910 16,213 25,559 22,938 38,813 11,734  8,373    22,560   32,071 32,389 59,126
Outstanding
Units,
 Beginning of
 Year............  11,025     --  27,910    --  25,559    --  38,813    --   8,373    --     32,071      --  59,126    --
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Outstanding
Units,
 End of Year.....  18,481  11,025 40,237 27,910 41,772 25,559 61,751 38,813 20,107  8,373    54,631   32,071 91,515 59,126
                  ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ========= ======== ====== ======

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the Year ended December 31, 1998 and the period from February 26, 1997 (Inception) to December 31, 1997:

                        PARAGON SEPARATE ACCOUNT B

(6)--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the year ended December 31, 1998 and for the period from February 26, 1997 (Inception) to December 31, 1997:

                                                      Scudder
                         Scudder Money Market      International        Fidelity Equity     Fidelity Growth
                               Division              Division           Income Division        Division
                         ---------------------  --------------------  --------------------  ----------------
                            1998       1997       1998       1997       1998       1997      1998     1997
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Total Gross Deposits.... $  454,499    572,646    722,702    806,785  1,044,412  1,039,412  828,226  756,226
Surrenders and
Withdrawals.............     (4,278)       (74)   (20,489)       (72)   (56,750)   (14,044) (61,120)  (2,270)
Transfers Between Funds
and General Account.....     17,780   (206,826)   (59,542)    66,433     63,313     20,328    1,791  (56,593)
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............    468,001    365,746    642,671    873,146  1,050,975  1,045,696  768,897  697,363
Deductions:
 Premium Expense
 Charges................     12,204     16,024     19,405     22,575     28,044     29,085   22,239   21,161
 Monthly Expense
 Charges................     17,632      4,660      6,891      6,565     13,776      8,458   11,613    6,154
 Cost of Insurance and
 Optional Benefits......    292,199    222,953    114,197     55,858    228,309    104,915  192,450   11,884
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Deductions.....    322,035    243,637    140,493     84,998    270,129    142,458  226,302   39,199
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Net Deposits from
Policyholders........... $  145,966    122,109    502,178    788,148    780,846    903,238  542,595  658,164
                         ==========  =========  =========  =========  =========  =========  =======  =======
                          Fidelity Index 500    Fidelity Contrafund    Putnam High Yield    Putnam Voyager
                               Division              Division              Division            Division
                         ---------------------  --------------------  --------------------  ----------------
                            1998       1997       1998       1997       1998       1997      1998     1997
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Total Gross Deposits.... $2,259,997  2,274,729  1,429,506  1,858,957    241,285    263,896  507,398  454,188
Surrenders and
Withdrawals.............    (84,913)   (15,614)   (55,117)    (2,130)    (7,840)    (7,735) (26,810) (14,199)
Transfers Between Funds
and General Account.....     61,916     76,287    (16,713)  (283,887)   (41,786)    (1,230)  (8,874)  48,745
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............  2,237,000  2,335,402  1,357,676  1,572,940    191,659    254,931  471,714  488,734
Deductions:
 Premium Expense
 Charges................     60,684     63,651     38,384     52,017      6,479      7,384   13,624   12,709
 Monthly Expense
 Charges................     33,032     18,511     18,350     15,127      3,416      2,147    8,011    3,696
 Cost of Insurance and
 Optional Benefits......    547,416    241,002    304,100    164,035     56,606     38,457  132,765   71,650
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Deductions.....    641,132    323,164    360,834    231,179     66,501     47,988  154,400   88,055
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Net Deposits from
Policyholders........... $1,595,868  2,012,238    996,842  1,341,761    125,158    206,943  317,314  400,679
                         ==========  =========  =========  =========  =========  =========  =======  =======

                        PARAGON SEPARATE ACCOUNT B

(6) Reconciliation of Gross and Net Deposits into the Separate Account
(continued)

                                                                                    TR Price
                         Putnam US Govt &      Putnam New        TR Price New     Limited Term
                           High Quality       Opportunities     America Growth        Bond
                          Bond Division         Division           Division         Divisions
                         -----------------  ------------------  ----------------  --------------
                           1998     1997     1998      1997      1998     1997     1998    1997
                         --------  -------  -------  ---------  -------  -------  ------  ------
Total Gross Deposits...  $240,997  269,041  588,576    597,955  733,553  809,931  79,889  43,399
Surrenders and
 Withdrawals...........    (1,926)      (1) (13,945)      (214) (27,696)  (1,562)   (145)    --
Transfers Between Funds
 and General Account...     5,082  150,618  (54,349)     8,343   20,602   81,731    (854)  4,089
                         --------  -------  -------  ---------  -------  -------  ------  ------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers..........   244,153  419,658  520,282    606,084  726,459  890,100  78,890  47,488
Deductions:
 Premium Expense
  Charges..............     6,471    7,528   15,804     16,732   19,697   22,663   2,145   1,214
 Monthly Expense
  Charges..............     3,476    2,189    8,234      4,866   10,933    6,591     837     353
 Cost of Insurance and
  Optional Benefits....    57,608   37,209  136,464    103,656  181,182  110,288  13,864   4,448
                         --------  -------  -------  ---------  -------  -------  ------  ------
                           67,555   46,926  160,502    125,254  211,812  139,542  16,846   6,015
                         --------  -------  -------  ---------  -------  -------  ------  ------
Net Deposits from
 Policyholders.........  $176,598  372,732  359,780    480,830  514,647  750,558  62,044  41,473
                         ========  =======  =======  =========  =======  =======  ======  ======
                             TR Price
                             Personal
                             Strategy
                             Balanced         MFS Emerging
                             Division        Growth Division
                         -----------------  ------------------
                           1998     1997     1998      1997
                         --------  -------  -------  ---------
Total Gross Deposits...  $537,081  617,298  906,166    937,102
Surrenders and
 Withdrawals...........   (25,095) (12,595) (29,602)    (1,608)
Transfers Between Funds
 and General Account...    13,297  (42,168) (60,221)    80,406
                         --------  -------  -------  ---------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers..........   525,283  562,535  816,343  1,015,900
Deductions:
 Premium Expense
  Charges..............    14,421   17,273   24,324     26,222
 Monthly Expense
  Charges..............     7,609    5,023   11,924      7,626
 Cost of Insurance and
  Optional Benefits....   126,092   64,338  197,608    110,437
                         --------  -------  -------  ---------
                          148,122   86,634  233,856    144,285
                         --------  -------  -------  ---------
Net Deposits from
 Policyholders.........  $377,161  475,901  582,487    871,615
                         ========  =======  =======  =========

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                             December 31, 1998



                                                 Number     Market
                                                of Shares   Value       Cost
                                                --------- ---------- ----------
Scudder Variable Life Investment Fund:
  Scudder Money Market Division................  278,615  $  278,615 $  278,615
  Scudder International Division...............   97,527   1,419,996  1,392,848

Fidelity Variable Insurance Products Fund:
  Fidelity Equity Income Division..............   74,004   1,881,175  1,739,485
  Fidelity Growth Division.....................   35,532   1,594,312  1,297,864

Fidelity Variable Insurance Products Fund II:
  Fidelity Index 500 Division..................   32,247   4,554,893  3,687,332
  Fidelity Contrafund Division.................  122,483   2,993,480  2,416,939

Putnam Variable Trust:
  Putnam High Yield Division...................   27,803     325,291    354,369
  Putnam Voyager Division......................   19,950     914,718    755,547
  Putnam US Gov & High Quality Bond Division...   43,840     607,180    568,331
  Putnam New Opportunities Division............   41,325   1,076,927    856,045

T. Rowe Price Fixed Income Series, Inc:
  TR Price New America Growth Division.........   62,144   1,537,439  1,287,773
  TR Price Limited-Term BD Division............   21,292     106,887    105,833
  TR Price Personal Strategy Balanced Division.   60,092     971,090    922,330

MFS Variable Insurance Trust:
  MFS Emerging Growth Division.................   90,037   1,933,087  1,466,067




                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1998) of .681%. These charges take into account expense reimbursement arrangements expected to be in place for 1999 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled an average of .691%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.581%, 4.419%, and 10.419%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge. The premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.581%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,048           $500,000           $ 5,009           $500,000
  2          12,630             5,895            500,000             9,912            500,000
  3          19,423             8,496            500,000            14,681            500,000
  4          26,555            10,845            500,000            19,262            500,000
  5          34,045            12,918            500,000            23,660            500,000
  6          41,908            14,696            500,000            27,937            500,000
  7          50,165            16,148            500,000            32,038            500,000
  8          58,834            17,233            500,000            35,970            500,000
  9          67,937            17,916            500,000            39,734            500,000
 10          77,496            18,164            500,000            43,332            500,000
 11          87,532            17,970            500,000            46,657            500,000
 12          98,070            17,301            500,000            49,830            500,000
 13         109,134            16,150            500,000            52,796            500,000
 14         120,752            14,488            500,000            55,447            500,000
 15         132,951            12,260            500,000            57,844            500,000
 16         145,760             9,401            500,000            59,996            500,000
 17         159,209             5,798            500,000            61,851            500,000
 18         173,331             1,314            500,000            63,357            500,000
 19         188,159                 0                  0            64,577            500,000
 20         203,728                 0                  0            65,399            500,000
 25         294,060                 0                  0            61,684            500,000
 30         409,348                 0                  0            35,153            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                   FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                   ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT
                                                     4.419%)
                                 ------------------------------------------------------------------------
                                     GUARANTEED*                              CURRENT**
                                 --------------------------------       ---------------------------------
              PREM                CASH               DEATH               CASH                DEATH
 YR         AT 5.00%             VALUE              BENEFIT              VALUE              BENEFIT
 ---        --------             ------             -------             -------             -------
  1           6,161               3,148             500,000               5,172             500,000
  2          12,630               6,277             500,000              10,546             500,000
  3          19,423               9,341             500,000              16,100             500,000
  4          26,555              12,326             500,000              21,786             500,000
  5          34,045              15,202             500,000              27,612             500,000
  6          41,908              17,941             500,000              33,646             500,000
  7          50,165              20,506             500,000              39,842             500,000
  8          58,834              22,843             500,000              46,210             500,000
  9          67,937              24,903             500,000              52,763             500,000
 10          77,496              26,638             500,000              59,507             500,000
 11          87,532              28,023             500,000              66,348             500,000
 12          98,070              29,006             500,000              73,407             500,000
 13         109,134              29,559             500,000              80,644             500,000
 14         120,752              29,629             500,000              87,963             500,000
 15         132,951              29,137             500,000              95,431             500,000
 16         145,760              27,988             500,000             103,066             500,000
 17         159,209              26,032             500,000             110,832             500,000
 18         173,331              23,091             500,000             118,693             500,000
 19         188,159              18,962             500,000             126,720             500,000
 20         203,728              13,436             500,000             134,830             500,000
 25         294,060                   0                   0             175,738             500,000
 30         409,348                   0                   0             212,056             500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                  FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                  ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                    10.419%)
                                ------------------------------------------------------------------------
                                    GUARANTEED*                              CURRENT**
                                --------------------------------       ---------------------------------
             PREM
              at                 CASH               DEATH               CASH                DEATH
 YR          5.00%              VALUE              BENEFIT              VALUE              BENEFIT
 ---        -------             ------             -------             -------             -------
  1           6,161              3,246             500,000               5,333             500,000
  2          12,630              6,668             500,000              11,194             500,000
  3          19,423             10,240             500,000              17,609             500,000
  4          26,555             13,967             500,000              24,576             500,000
  5          34,045             17,842             500,000              32,159             500,000
  6          41,908             21,859             500,000              40,486             500,000
  7          50,165             26,005             500,000              49,582             500,000
  8          58,834             30,251             500,000              59,532             500,000
  9          67,937             34,574             500,000              70,435             500,000
 10          77,496             38,956             500,000              82,393             500,000
 11          87,532             43,400             500,000              95,423             500,000
 12          98,070             47,888             500,000             109,760             500,000
 13         109,134             52,428             500,000             125,500             500,000
 14         120,752             57,008             500,000             142,714             500,000
 15         132,951             61,594             500,000             161,629             500,000
 16         145,760             66,141             500,000             182,458             500,000
 17         159,209             70,559             500,000             205,393             500,000
 18         173,331             74,732             500,000             230,660             500,000
 19         188,159             78,532             500,000             258,600             500,000
 20         203,728             81,823             500,000             289,488             500,000
 25         294,060             86,066             500,000             502,863             583,321
 30         409,348             39,560             500,000             853,230             912,956

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.581%)
                               -------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                               ------------------------------      -------------------------------
             PREM               CASH             DEATH              CASH              DEATH
 YR         at 5.00%           VALUE            BENEFIT             VALUE            BENEFIT
 ---       ---------           ------           --------           -------           --------
  1        $ 12,322            $8,808           $508,808           $10,775           $510,775
  2          25,261            17,306            517,306            21,345            521,345
  3          38,846            25,451            525,451            31,683            531,683
  4          53,111            33,236            533,236            41,733            541,733
  5          68,090            40,638            540,638            51,499            551,499
  6          83,817            47,638            547,638            61,047            561,047
  7         100,330            54,209            554,209            70,319            570,319
  8         117,669            60,308            560,308            79,320            579,320
  9         135,875            65,903            565,903            88,055            588,055
 10         154,992            70,966            570,966            96,521            596,521
 11         175,064            75,492            575,492           104,605            604,605
 12         196,140            79,456            579,456           112,437            612,437
 13         218,269            82,860            582,860           119,956            619,956
 14         241,505            85,684            585,684           127,043            627,043
 15         265,903            87,883            587,883           133,763            633,763
 16         291,521            89,408            589,408           140,129            640,129
 17         318,419            90,163            590,163           146,080            646,080
 18         346,663            90,036            590,036           151,559            651,559
 19         376,319            88,916            588,916           156,638            656,638
 20         407,457            86,707            586,707           161,193            661,193
 25         588,120            57,620            557,620           174,152            674,152
 30         818,697                 0                  0           161,480            661,480

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                       FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.419%)
                  -----------------------------------------------------------
                         GUARANTEED*                     CURRENT**
                  ----------------------------- -----------------------------
         PREM         CASH          DEATH           CASH           DEATH
 YR    AT 5.00%      VALUE         BENEFIT         VALUE          BENEFIT
 ---   --------   ------------   -------------  ------------   -------------
  1    $ 12,322   $      9,096       $509,096   $     11,127   $     511,127
  2      25,261         18,417        518,417         22,709         522,709
  3      38,846         27,924        527,924         34,737         534,737
  4      53,111         37,613        537,613         47,167         547,167
  5      68,090         47,461        547,461         60,018         560,018
  6      83,817         57,451        557,451         73,370         573,370
  7     100,330         67,553        567,553         87,184         587,184
  8     117,669         77,723        577,723        101,480         601,480
  9     135,875         87,920        587,920        116,280         616,280
 10     154,992         98,110        598,110        131,599         631,599
 11     175,064        108,280        608,280        147,339         647,339
 12     196,140        118,393        618,393        163,646         663,646
 13     218,269        128,439        628,439        180,479         680,479
 14     241,505        138,387        638,387        197,732         697,732
 15     265,903        148,175        648,175        215,485         715,485
 16     291,521        157,737        657,737        233,767         733,767
 17     318,419        166,953        666,953        252,533         752,533
 18     346,663        175,678        675,678        271,739         771,739
 19     376,319        183,764        683,764        291,470         791,470
 20     407,457        191,065        691,065        311,617         811,617
 25     588,120        212,039        712,039        416,845         916,845
 30     818,697        187,023        687,023        519,267       1,019,267

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.419%)
                  ---------------------------------------------------------------
                          GUARANTEED*                      CURRENT**
                  ------------------------------- -------------------------------
         PREM         CASH            DEATH           CASH            DEATH
 YR    AT 5.00%       VALUE          BENEFIT          VALUE          BENEFIT
 ---   --------   -------------   --------------  -------------   --------------
  1    $ 12,322   $       9,378   $     509,378   $      11,472   $     511,472
  2      25,261          19,552         519,552          24,103         524,103
  3      38,846          30,552         530,552          37,981         537,981
  4      53,111          42,453         542,453          53,172         553,172
  5      68,090          55,317         555,317          69,813         569,813
  6      83,817          69,219         569,219          88,119         588,119
  7     100,330          84,229         584,229         108,201         608,201
  8     117,669         100,414         600,414         130,242         630,242
  9     135,875         117,850         617,850         154,448         654,448
 10     154,992         136,631         636,631         181,038         681,038
 11     175,064         156,884         656,884         210,134         710,134
 12     196,140         178,726         678,726         242,130         742,130
 13     218,269         202,316         702,316         277,259         777,259
 14     241,505         227,805         727,805         315,715         815,715
 15     265,903         255,334         755,334         357,908         857,908
 16     291,521         285,054         785,054         404,234         904,234
 17     318,419         317,080         817,080         455,055         955,055
 18     346,663         351,520         851,520         510,770       1,010,770
 19     376,319         388,496         888,496         571,959       1,071,959
 20     407,457         428,152         928,152         639,055       1,139,055
 25     588,120         674,816       1,174,816       1,084,535       1,584,535
 30     818,697       1,021,745       1,521,745       1,783,789       2,283,789

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II
                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

      Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

      Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     The Scudder Commissioned Prospectus, consisting of 73 pages;
     Morgan Stanley Dean Witter Prospectus, consisting of 82 pages; Putnam Prospectus, consisting of 85 pages; MFS
     Prospectus, consisting of 85 pages; Multiple Manager
     Commissioned, consisting of 78 pages.
     The undertaking to file reports required by Section 15 (d), 1934 Act.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. /1/

     (2)  Not applicable.

     (3)  (a) Form of Underwriting Agreement. /1/

          (b) Form of Selling Agreement. /1/

          (c) Commission Schedule for Scudder Commissioned Policy and Dean Witter Policy. /3/

          (d) Commission Schedule for Putnam Policy and MFS Policy. /1/

     (4)  Not applicable.

     (5)  (a) Form of Group Contract. /1/

          (b) Proposed Form of Individual Policy and Policy Riders. /3/

          (c) Proposed Form of Certificate and Certificate Riders.  /3/

     (6) (a) Amended Charter and Articles of Incorporation of the Company. /1/

          (b) By-Laws of the Company. /2/

     (7)  Not applicable.

     (8)  (a)   Form of Series Participation Agreement with Scudder
                Variable Life Investment Fund and Dean Witter
                Variable Investment Series /3/

          (b)   Form of Participation Agreement with Putnam
                Capital Manager Trust /4/

          (c)   Form of Participation Agreement with MFS Variable
                Insurance Trust /5/

          (d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund /2/

          (e) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II /2/

          (f) Form of Participation Agreement with T. Rowe Price Investment Services, Inc. /6/


     (9)  Not applicable.

     (10)     (a)    Form of Application for Group Contract. /1/

              (b)    Form of Application for Employee Insurance
                     (Guaranteed Issue) (Group Contract). /1/

              (c)    Form of Application for Employee Insurance
                     (Simplified Issue) (Group Contract). /1/

              (d)    Form of Application for Spouse Insurance
                     (Group Contract). /1/

              (e)    Form of Application for Employee Insurance
                     Guaranteed Issue (Individual Policy). /1/

              (f)    Form of Application for Employee Insurance
                     (Simplified Issue) (Individual Policy). /1/

              (g)    Form of Application for Spouse Insurance
                     (Individual Policy). /1/

              (h)    Form of Application for an Executive
                     Program. /1/

              (i)    Form of Application Supplement for Scudder
                     Commissioned Policy and Dean Witter Policy.
                     /3/

              (j)    Form of Application Supplement for Putnam
                     Policy. /4/

              (k)    Form of Application Supplement for MFS Policy. /5/

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. /1/

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

          (1)  See above.

          (2)  See Exhibit 1(5).

          (3)  Opinion of Matthew P. McCauley, Esquire, General
               Counsel of Paragon Life Insurance Company. /1/

          (4) No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

          (5)  Not applicable.

4. The opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. /9/

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. /9/

6.   Written consent of Sutherland, Asbill & Brennan LLP.  /9/

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. /1/ /8/

/1/ Incorporated by reference to the initial Registration Statement in File No. 33-58796.

/2/  Incorporated by reference to the Registration Statement in File No.
     33-67970.

/3/ Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement in File No. 33-58796.

/4/ Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement in File No. 33-58796.

/5/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement in File No. 33-58796.

/6/ Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement in File No. 33-36515.

/7/ Incorporated by reference to the Post-Effective Amendment No. 6 to the Registration Statement in File No. 33-58796.

/8/ Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement in File No. 33-18341.

/9/  Filed herewith.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 30th day of April, 1999.



(Seal)                                        Paragon Life Insurance Company



Attest:  /s/                                By:  /s/
            -----------------------                 -----------------------
            Matthew P. McCauley,                    Carl H. Anderson, President
            Secretary                               and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities on the dates indicated.

Signature                         Title                                Date

/s/                                                                    4/30/99
--------------------
Carl H. Anderson            President and Director
                           (Chief Executive Officer)



/s/                                                                    4/30/99
--------------------
Matthew K. Duffy            Vice President and Chief
                            Financial Officer (Principal
                            Accounting Officer and
                            Principal Financial Officer)


--------------------
Warren J. Winer*            Director



--------------------
Richard A. Liddy*           Director

/s/
--------------------
Matthew P. McCauley        Vice President                              4/30/99
                           General Counsel,
                           Secretary, and Director

Signature                      Title                      Date


/s/
-------------------------                                 4/30/99
Matthew P. McCauley          Vice President
                             General Counsel,
                             Secretary and Director

/s/
-------------------------                                 4/30/99
Craig K. Nordyke             Director



-------------------------
Leonard M. Rubenstein*       Director



-------------------------
E. Thomas Hughes, Jr.*       Director and Treasurer



-------------------------
Bernard H. Wolzenski*        Director


-------------------------
A. Greig Woodring*           Director




By: /s/
       ----------------------                             4/30/99
       Craig K. Nordyke




*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.




33-58796

                                 EXHIBIT INDEX


Exhibit

4. Opinion and consent of Craig K. Nordyke, F.S.A, M.A.A.A., Executive Vice President and Chief Actuary

5. Written consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

6.        Written consent of Sutherland, Asbill & Brennan LLP.